                                CREDIT AGREEMENT

                          dated as of February 22, 1999

                                      among

                             PF ACQUISITION II, INC.

                             The BANKS Party Hereto

                                       and

                      COBANK, ACB, as Administrative Agent






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                                TABLE OF CONTENTS


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ARTICLE I  DEFINITIONS..............................................................1

         SECTION 1.1  Definitions...................................................1
         SECTION 1.2  Accounting Terms.............................................12
         SECTION 1.3  Computation of Time Periods..................................12
         SECTION 1.4  Rules of Construction........................................12

ARTICLE II  LOANS AND ADVANCES.....................................................13

         SECTION 2.1  Revolving Credit Facility Loans..............................13
         SECTION 2.2  Term Credit Facility Loan....................................13
         SECTION 2.3  All Loans and Advances.......................................14
         SECTION 2.4  Manner of Borrowing..........................................14
         SECTION 2.5  Interest.....................................................14
         SECTION 2.6  Fees.........................................................16
         SECTION 2.7  Notes........................................................16
         SECTION 2.8  Mandatory Prepayments........................................16
         SECTION 2.9  Optional Prepayments.........................................17
         SECTION 2.10  Mandatory Reduction of Revolving Credit Facility
                     Commitment....................................................17
         SECTION 2.11  Optional Reduction of Revolving Credit Facility
                     Commitment....................................................17
         SECTION 2.12  Manner of Payment...........................................18
         SECTION 2.13  Conversions or Continuations................................18
         SECTION 2.14  Netting Advances............................................19
         SECTION 2.15  Environmental Term Loan Credit..............................19

ARTICLE III  SECURITY..............................................................19

         SECTION 3.1  Security.....................................................19

ARTICLE IV  LIMITATIONS ON OUTSTANDINGS............................................20

         SECTION 4.1  Limitation on Revolving Credit Facility Outstandings.........20
         SECTION 4.2  Borrowing Base...............................................20
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         SECTION 4.3  Borrowing Base Certificate...................................21
         SECTION 4.4  Mandatory Repayment..........................................21

ARTICLE V  CONDITIONS PRECEDENT....................................................21

         SECTION 5.1  Conditions Precedent to Initial Extension of Credit..........21
         SECTION 5.2  Conditions Precedent to All Advances.........................23
         SECTION 5.3  Condition Precedent to Certain Revolving Advances............23

ARTICLE VI  REPRESENTATIONS AND WARRANTIES.........................................24

         SECTION 6.1  Incorporation, Good Standing, Etc............................24
         SECTION 6.2  Power and Authority..........................................24
         SECTION 6.3  Legally Enforceable Agreement................................24
         SECTION 6.4  Court Approval...............................................24
         SECTION 6.5  Financial Statements.........................................24
         SECTION 6.6  Litigation...................................................24
         SECTION 6.7  Ownership and Liens..........................................25
         SECTION 6.8  Investments..................................................25
         SECTION 6.9  ERISA........................................................25
         SECTION 6.10  Operation of Business.......................................25
         SECTION 6.11  Taxes.......................................................25
         SECTION 6.12  Environment.................................................25
         SECTION 6.13  No Default..................................................25
         SECTION 6.14  Security Interests..........................................25

ARTICLE VII  AFFIRMATIVE COVENANTS.................................................26

         SECTION 7.1  Cooperative Status...........................................26
         SECTION 7.2  Corporate Existence, Etc.....................................26
         SECTION 7.3  Maintenance of Property......................................26
         SECTION 7.4  Compliance with Laws.........................................26
         SECTION 7.5  Taxes........................................................26
         SECTION 7.6  Insurance....................................................27
         SECTION 7.7  Inspection...................................................27
         SECTION 7.8  Maintenance of Records.......................................27
         SECTION 7.9  Reports and Notices..........................................27
         SECTION 7.10  ERISA.......................................................29
         SECTION 7.11  Use of Proceeds.............................................29
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         SECTION 7.12  Change In Business..........................................29
         SECTION 7.13  Investments In CoBank.......................................29
         SECTION 7.14  Transfer Pricing and Allocations............................29

ARTICLE VIII  NEGATIVE COVENANTS...................................................30

         SECTION 8.1  Borrowings...................................................30
         SECTION 8.2  Liens........................................................30
         SECTION 8.3  Transfer Of Assets...........................................30
         SECTION 8.4  Mergers, Acquisitions, Etc...................................31
         SECTION 8.5  Loans........................................................31
         SECTION 8.6  Contingent Liabilities.......................................31
         SECTION 8.7  Change in Business...........................................31
         SECTION 8.8  Dividends, Etc...............................................31
         SECTION 8.9  Retirement of Indebtedness...................................31
         SECTION 8.10  Change in Fiscal Year.......................................32
         SECTION 8.11  Other Borrowings Covenants..................................32
         SECTION 8.12  Capital Expenditures........................................32
         SECTION 8.13  Administrative Expenditures.................................32
         SECTION 8.14  Payments to Agrilink or Pro-Fac.............................33
         SECTION 8.15  Amendments..................................................33

ARTICLE IX  FINANCIAL COVENANTS....................................................33

         SECTION 9.1  Leverage Ratio...............................................33
         SECTION 9.2  Minimum EBITDA...............................................34

ARTICLE X  DEFAULT.................................................................34

         SECTION 10.1  Events of Default...........................................34
         SECTION 10.2  Remedies Upon Default.......................................36

ARTICLE XI  FIXED RATE LOAN AND CAPITAL ADEQUACY
         MATTERS...................................................................37

         SECTION 11.1  Broken Funding Surcharge....................................37
         SECTION 11.2  Limitation on Types of Advances.............................38
         SECTION 11.3  Illegality..................................................38
         SECTION 11.4  Treatment of Affected Loans.................................39
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         SECTION 11.5  Capital Adequacy............................................39
         SECTION 11.6  Right of Substitution.......................................40

ARTICLE XII  AGENCY PROVISIONS.....................................................40

         SECTION 12.1  Appointment, Powers and Immunities of
                     Administrative Agent..........................................40
         SECTION 12.2  Reliance by Administrative Agent............................41
         SECTION 12.3  Defaults....................................................41
         SECTION 12.4  Rights of the Administrative Agent as a Bank................42
         SECTION 12.5  Indemnification of Administrative Agent.....................42
         SECTION 12.6  Non-Reliance on Administrative Agent and Other
                     Banks.........................................................42
         SECTION 12.7  Failure of Administrative Agents to Act.....................43
         SECTION 12.8  Resignation or Removal of Administrative Agent..............43
         SECTION 12.9  Amendments Concerning Agency Function.......................44
         SECTION 12.10  Liability of Administrative Agent..........................44
         SECTION 12.11  Transfer of Agency Function................................44
         SECTION 12.12  Withholding Taxes..........................................44
         SECTION 12.13  Non-Receipt of Funds by Administrative Agent...............44

ARTICLE XIII  MISCELLANEOUS........................................................46

         SECTION 13.1  Amendments, Etc.............................................46
         SECTION 13.2  Usury.......................................................46
         SECTION 13.3  Notices.....................................................46
         SECTION 13.4  No Waiver...................................................46
         SECTION 13.5  Assignments and Participations..............................47
         SECTION 13.6  Expenses; Indemnification...................................48
         SECTION 13.7  Integration.................................................49
         SECTION 13.8  Jurisdiction; Immunities....................................49
         SECTION 13.9  Governing Law...............................................50
         SECTION 13.10  Effectiveness and Severability of Provisions...............50
         SECTION 13.11  Counterparts...............................................50
         SECTION 13.12  Exhibits and Schedules.....................................50
         SECTION 13.13  Table of Contents; Headings................................50
         SECTION 13.14  Severability...............................................51
         SECTION 13.15  Consents...................................................51
         SECTION 13.16  Confidentiality............................................51
         SECTION 13.17  Transfer of Ownership of Borrower Under Certain
                     Circumstances.................................................51
         SECTION 13.18  Obligations Non-Recourse to Agrilink and Pro-Fac...........52
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         SECTION 13.19  Jury Trial Waiver..........................................52
         SECTION 13.20  Agreement in Writing.......................................53

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         EXHIBITS

             A - Assignment and Assumption Agreement
             B - Borrowing Base Certificate
             C - Mortgage
             D - Revolving Credit Facility Note
             E - Security Agreement
             F - Term Credit Facility Note

         SCHEDULES

             6.12  Environmental Matters


                                      -vi-





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                                CREDIT AGREEMENT

                  THIS CREDIT AGREEMENT ("Agreement") is entered into this 22nd day of February, 1999, among PF ACQUISITION II, INC. ("Borrower"), CoBANK, ACB ("CoBank"), and each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement pursuant to Section 12.5 of this Agreement (each a "Bank" and collectively, the "Banks"), and CoBank, as administrative agent for the Banks ("Administrative Agent").

                                    ARTICLE I

                                   DEFINITIONS

         SECTION 1.1 Definitions. For purposes of this Agreement, the following capitalized terms shall have the following meanings:

                  (1) "Acquisition" means the acquisition by Borrower on the Closing Date of substantially all of the assets comprising the frozen vegetables business of Seller pursuant to the Acquisition Agreement.

                  (2) "Acquisition Agreement" means the Asset Purchase Agreement dated as of February 12 , 1999 between Seller, Pro-Fac and Borrower.

                  (3) "Administrative Agent's Office" means Administrative Agent's address as set forth on the signature page of this Agreement, or such other address as Administrative Agent may designate from time to time by written notice to Borrower, and each Bank.

                  (4) "Administrative Expenditures" means "selling, general and administrative" expense as such term is defined pursuant to GAAP; provided that none of (a) payments by Borrower to Agrilink pursuant to the Service Agreement,
(b) Specified Expenses and (c) management information system expenses in any Fiscal Quarter during the Fiscal Year ending June 24, 2000 up to a maximum $500,000 in any such Fiscal Quarter shall be an Administrative Expenditure.

                  (5) "Advance" means a Revolving Credit Facility Advance and a Term Credit Facility Advance.

                  (6) "Affected Loan" has the meaning specified in Section 10.4.


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                  (7) "Affiliate" means, as to any Person, any other Person
which directly or indirectly controls, or is controlled by, or is under common control with such Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  (8) "Agreement" means this Credit Agreement.

                  (9) "Agrilink" means Agrilink Foods, Inc., a New York corporation, and a subsidiary of Pro-Fac.

                  (10) "Amortization" means the total amortization of the Borrower as measured in accordance with GAAP.

                  (11) "Applicable Finance Charges" means (a) interest payable under the Notes, including interest at the Default Rate and (b) the Revolving Credit Facility Unused Commitment Fee.

                  (12) "Applicable Lending Office" means, for each Bank and for each type of Advance, the lending office of such Bank designated as such for such type of Advance on its signature page hereof or in the applicable Assignment and Assumption Agreement or such other office of such Bank as such Bank may from time to time specify to Administrative Agent and Borrower as the office by which its Advances of such type are to be made and maintained.

                  (13) "Application of Payments Effective Date" has the meaning specified in Section 10.2(C).

                  (14) "Asset Sale" means the sale or other transfer by Borrower of (a) any fixed or capital asset, (b) any patent, trademark, copyright or other similar intangible asset or (c) any capital stock or other equity interest of any Person whose principal assets are fixed or capital assets, or intangible assets, acquired from Borrower.

                  (15) "Assignment and Assumption Agreement" means an Assignment and Assumption Agreement, substantially in the form of Exhibit A, pursuant to which a Bank assigns and an Assignee assumes rights and obligations in accordance with Section 13.5.

                  (16) "Assignee" has the meaning specified in Section 13.5.


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                  (17) "Authorized Officer" means the Treasurer of Borrower or other similar financial officer authorized by Borrower and acceptable to the Administrative Agent.

                  (18) "Bank's Office" means, in the case of each Bank, the office of such Bank designated on the signature page hereof, or as designated in the applicable Assignment and Assumption Agreement, or such other office as such Bank may from time to time specify by notice to Borrower and the Administrative Agent.

                  (19) "Banking Day" means any day on which commercial banks are not authorized or required to close in the States of Oregon, Colorado or New York.

                  (20) "Bankruptcy Case" means In re Agripac, Inc., Case
No. 699-60001-fra11 pending before the United States Bankruptcy Court for the District of Oregon.

                  (21) "Borrower's Funding Account" means the following deposit account of Borrower at: Key Bank of Oregon, ABA Number 123002011, account number ____________ or such other account as may be designated by Borrower in a written notice to each of the Banks.

                  (22) "Borrowing Base" has the meaning specified in
Section 4.2.

                  (23) "Borrowing Base Certificate" means a Borrowing Base Certificate in the form of Exhibit B.

                  (24) "Borrowing Notice" has the meaning specified in
Section 2.4.

                  (25) "Capital Expenditures" means "capital expenditures" (including obligations under capitalized leases) as such term is defined pursuant to GAAP.

                  (26) "Closing Date" means the date upon which the conditions precedent set forth in Section 5.1 are satisfied or waived by all of the Banks.

                  (27) "CoBank Quoted Rate" means, as of any date, the interest rate quoted by the Administrative Agent on that date as representing its cost of funds for a Loan in an amount approximately equal to the Fixed Rate Loan and for the Interest Period selected by Borrower pursuant to Section 2.4. The Co-Bank Quoted Rate is established by the Administrative Agent in its sole discretion to approximate its costs of funding such a Fixed Rate Loan for such an Interest Period and may be based on actual or estimated costs of funding and/or any other factors deemed appropriate by the Administrative Agent.


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                  (28) "Collateral" means, collectively, the Security Agreement
Collateral and the Mortgage Collateral.

                  (29) "Court Order" means the order of the United States Bankruptcy Court for the District of Oregon approving the consummation of the Acquisition in accordance with the Acquisition Agreement and covering such other related matters as are acceptable to the Administrative Agent.

                  (30) "Credit Facilities" means the Revolving Credit Facility and the Term Credit Facility.

                  (31) "Default Rate" means, with respect to each Advance comprising the Outstanding Obligations, when Administrative Agent declares an Event of Default hereunder (whether or not the due date therefor has been accelerated as a result of such Event of Default), a rate per annum equal to:
(1) if such Advance is a Variable Rate Advance, a variable rate four percent (4%) above the rate of interest then in effect thereon; and (2) if such Advance is a Fixed Rate Advance, a fixed rate four percent (4%) above the applicable Fixed Rate in effect thereon at the time of default until the end of the then current Interest Period therefor and, thereafter, a variable rate four percent (4%) above the rate of interest for a Variable Rate Advance.

                  (32) "Depreciation" means total depreciation of Borrower as measured in accordance with GAAP.

                  (33) "Dollar" means the basic unit of currency of the United States of America.

                  (34) "EBITDA" shall mean, for any period, (i) the net income of Borrower for such period determined in accordance with GAAP, plus (ii) amounts included in determination of net income for such period that have been deducted for (A) Interest Expense for such period, (B) total Federal, state, local and foreign income, and similar taxes of Borrower for such period, (C) Depreciation for such period, (D) Amortization for such period, (E) any write-down of goodwill created as a result of the Acquisition, (F) any Specified Expenses for such period and (G) if such period is a Fiscal Quarter during the Fiscal Year ending June 24, 2000, management information system expense up to a maximum $500,000 in any such Fiscal Quarter. One-time gains (losses) and extraordinary income (losses) will be subtracted (added) in the calculation of EBITDA.

                  (35) "Environmental Term Loan Credit" means one or more credits which may in accordance with Section 2.15 be applied as a credit against principal due

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under the Term Loan; provided that (a) the aggregate amount of the Environmental
Term Loan Credit shall not exceed $4,000,000 and (b) any amount thereof that has not been so applied on or before the third anniversary of the Closing Date shall expire and no longer be available.

                  (36) "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and the regulations promulgated thereunder.

                  (37) "Event of Default" shall mean an event specified in
Section 9.1.

                  (38) "Fiscal Quarter" means the fiscal quarter of Borrower comprised of a 13 or 14 week period ending on the last Saturday in March, June, September and December.

                  (39) "Fiscal Year" means the fiscal year of Borrower comprised of a 52 or 53 week period ending on the last Saturday in June.

                  (40) "Fixed Rate Advance" means any Advance when and to the extent the interest rate therefor is determined by reference to the Fixed Rate.

                  (41) "Fixed Rate" means a rate equal to the CoBank Quoted Rate plus 419 basis points (4.19%).

                  (42) "Fixed Rate Loan" means a Loan when and to the extent the interest rate for the Advances made as part of such Loan are determined in relation to the Fixed Rate.

                  (43) "Funded Debt" means all indebtedness for borrowed money of Borrower (including all indebtedness under the Notes), and shall include debt created, assigned, or guaranteed by Borrower either directly or indirectly, including obligations secured by Liens upon property of Borrower and upon which such entity customarily pays the interest, and all obligations under capitalized leases.

                  (44) "GAAP" means generally accepted accounting principles in effect from time to time.

                  (45) "Good Faith Contest" means the contest of an item if: (1) the item is diligently contested in good faith by appropriate proceedings timely instituted; (2) either the item is (a) bonded or (b) adequate reserves are established with respect to the contested item if and to the extent required in accordance with GAAP; (3) during the period of such contest, the enforcement of any contested item is effectively stayed;

                                      -5-




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and (4) the failure to pay or comply with the contested item could not reasonably be expected to result in a Material Adverse Affect.

                  (46) "Incremental Retained Earnings" means (a) with respect to the period from the Closing Date to June 26, 1999, the amount by which Retained Earnings at the end of such period exceeds Retained Earnings at the beginning of such period and (b) with respect to each Fiscal Year beginning on or after June 27, 1999, the amount by which Retained Earnings at the end of such Fiscal Year exceeds Retained Earnings at the beginning of such Fiscal Year.

                  (47) "Individual Facility Commitments" means, with respect to a Bank, its Individual Revolving Credit Facility Commitment and its Individual Term Credit Facility Commitment.

                  (48) "Individual Revolving Credit Facility Commitment" means, with respect to each Bank, an amount set forth below, or as designated in the applicable Assignment and Assumption Agreement, provided, however, that the aggregate of all the Individual Revolving Credit Facility Commitments shall at no time exceed the Total Revolving Credit Facility Commitment:

                  Name of Bank     Individual Revolving Credit Facility
                                   Commitment

                  CoBank           $60,000,000

The Individual Revolving Credit Facility Commitment of each Bank shall reduce, upon each reduction in the Total Revolving Credit Facility Commitment, in the same proportion as the Individual Revolving Credit Facility Commitment of that Bank bears to the aggregate of the Individual Revolving Credit Facility Commitments.

                  (49) "Individual Term Credit Facility Commitment" means, with respect to each Bank, an amount set forth below, or as designated in the applicable Assignment and Assumption Agreement, provided, however, that the aggregate of all the Individual Term Credit Facility Commitments shall at no time exceed the Total Term Credit Facility Commitment:

                  Name of Bank     Individual Term Credit Facility
                                   Commitment

                  CoBank           $30,000,000


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                  (50) "Interest Expense" means interest expense as measured in accordance with GAAP.

                  (51) "Interest Period" means (a) with respect to any Fixed Rate Advance, the period commencing on the date such Advance is made, converted from a Variable Rate Advance, or renewed, as the case may be, and ending on such date as Borrower may select pursuant to Section 2.4 provided that such ending date is not earlier than the fifth (5th) Banking Day after the date of the Advance and not later than the Maturity Date; and provided further that if an Interest Period would end on a day which is not a Banking Day, such Interest Period shall be extended to the next Banking Day.

                  (52) "Law" means all federal, state and local statutes, treaties, rules, regulations, ordinances, codes and binding judicial precedents.

                  (53) "Lien" means a mortgage, deed of trust, pledge, security interest or other encumbrance of any kind, including, without limitation, attachment, judgment and execution liens.

                  (54) "Loan" means the aggregate of the Revolving Credit Facility Advances and the Term Facility Advances made by the Banks on a particular date.

                  (55) "Loan Documents" means this Agreement and all instruments and documents contemplated hereby, including, without limitation, the Notes, the Security Agreement and the Mortgages, and any supplement thereto.

                  (56) "Material Adverse Effect" means any set of circumstances or events that (a) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise), business or prospects of Borrower or
(b) materially impairs or could reasonably be expected to impair the ability of Borrower to perform, in all material respects, all of its obligations under the Loan Documents.

                  (57) "Maturity Date" means June 29, 2002.

                  (58) "Minimum Assignment" means, with respect to each Bank that is making an assignment in accordance with the terms of Section 13.5, an assignment of a portion of its Individual Facility Commitments and Credit Facilities with an aggregate principal or face amount of at least Ten Million Dollars ($10,000,000) where such amount is determined by aggregating each of the following assigned by such Bank: (1) Unused Revolving Credit Facility Commitment, and (2) the aggregate principal amount of its outstanding Advances.


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                  (59) "Minimum Hold" means, of a Bank's Individual Facility
Commitments, an amount equal to Ten Million Dollars ($10,000,000), but in no event less than fifty percent (50%) of the Bank's Individual Facility Commitments as of the Closing Date or, if the Bank is an assignee under an Assignment and Assumption Agreement (other than CoBank or St. Paul Bank),as of the date of consummation of the assignment made pursuant to such Assignment and Assumption Agreement.

                  (60) "Monthly Date" means the first (1st) calendar day of each month occurring on or after the Closing Date.

                  (61) "Mortgages" means mortgages covering Borrower's owned and leased real property interests to be executed by Borrower in the form attached hereto as Exhibit C.

                  (62) "Mortgage Collateral" means the "mortgaged premises" described as such in the Mortgages.

                  (63) "Net Cash Sale Proceeds" means, with respect to any Asset Sale, the sum of (a) the cash proceeds received by or for the account of Borrower from such Asset Sale plus (b) the amount of cash received by or for the account of Borrower upon the sale, collection or other liquidation of any proceeds that are not cash from such Asset Sale, in each case net of (i) any amount required to be paid to any Person owning an interest in the assets disposed of, (ii) any amount applied to the repayment of Indebtedness secured by a Lien permitted under Section 8.2 on the asset disposed of, (iii) any transfer, income or other taxes payable as a result of such Asset Sale, (iv) professional fees and expenses, fees due to any governmental agency, broker's commission and other out-of-pocket costs of sale actually paid to any Person that is not an Affiliate of Borrower attributable to such Asset Sale and (v) any reserves established in accordance with GAAP in connection with such Asset Sale.

                  (64) "Notes" means the Revolving Credit Facility Notes and the Term Credit Facility Notes.

                  (65) "Outstanding Obligations" means, as of any date of determination, the sum of the aggregate principal amount of all Advances then outstanding.

                  (66) "Participant" has the meaning specified in Section 13.5.

                  (67) "Person" means an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, governmental authority, limited liability company or other entity of whatever nature.

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                  (68) "PBGC" means the Pension Benefit Guaranty Corporation.

                  (69) "Plan" means an employee benefit plan covering any officers or employees of Borrower or any of its Subsidiaries, any benefits of which are, or are required to be, guaranteed by the PBGC.

                  (70) "Potential Default" means the occurrence of any event which with the passage of time or the giving of notice or both could ripen into an Event of Default.

                  (71) "Pro-Fac" means Pro-Fac Cooperative, Inc., a New York corporation and the holders of 100% of the voting common stock of Borrower.

                  (72) "Pro Rata Share" means as to each Bank, a fraction, the numerator of which is such Bank's Individual Credit Facility Commitments and the denominator of which is the Total Facility Commitments.

                  (73) "Qualified Environmental Expenditure" means an expenditure made by Borrower during the period from the Closing Date through the third anniversary of the Closing Date that (a) is for the purpose of remediation of non-compliance with applicable state and federal environmental laws or regulations existing on the Closing Date on real property acquired by Borrower pursuant to the Acquisition, (b) is appropriate, in the written opinion of an independent environmental consultant acceptable to the Administrative Agent, for the purpose of such remediation (assuming the work contemplated by such expenditure is performed in accordance with professional standards), (c) does not improve such real property beyond the point necessary to bring such real property into adequate compliance with such laws and regulations and (d) has been approved in writing by the Administrative Agent prior to the making of such expenditure (provided, that such approval will not be withheld unless the Administrative Agent reasonably determines that the requirements of clause (a) or (c) have not been met).

                  (74) "Retained Earnings" means, as of any date, the retained earnings of Borrower as of that date determined in accordance with GAAP.

                  (75) "Required Banks" means, except as otherwise provided in
Section 10.2(A) and (B) hereof, Banks holding at least 67% of the Total Facility Commitments, regardless of whether any commitments are in effect.

                  (76) "Revolving Credit Facility" means the Revolving Credit Facility established pursuant to Section 2.1.

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                  (77) "Revolving Credit Facility Availability Period" means the period commencing on the Closing Date to, but not including, the Maturity Date.

                  (78) "Revolving Credit Facility Advance" has the meaning specified in Section 2.1.

                  (79) "Revolving Credit Facility Commitment Fee" has the meaning specified in Section 2.6.

                  (80) "Revolving Credit Facility Loan" has the meaning specified in Section 2.1.

                  (81) "Revolving Credit Facility Note" means a promissory note in the form of Exhibit D to be executed by Borrower.

                  (82) "Security Agreement" means a security agreement in the form attached hereto as Exhibit E to be executed by Borrower.

                  (83) "Security Agreement Collateral" means the Collateral described as such in the Security Agreement.

                  (84) "Seller" means Agripac, Inc., an Oregon non-profit cooperative association that is as of the Closing Date the Debtor-in-Possession in the Bankruptcy Case.

                  (85) "Service Agreement" means the Service Agreement dated February __, 1999 between Borrower and Agrilink.

                  (86) "Specified Expenses" means (a) cash bonuses payable to former members of Seller who become members of Pro-Fac not in excess of $6,400,000 and (b) (i) cash payments to former members of Seller who are now retired, (ii) severance payments to employees of Borrower who are former employees of Seller and (iii) transactional costs related to the Acquisition Agreement and this Agreement not in excess of $2,600,000 for all of the payments described in this clause (b).

                  (87) "Subordinated Notes" means the Subordinated Promissory Notes aggregating $12,000,000 of Borrower to be issued on the Closing Date pursuant to the Subordinated Note Purchase Agreement.

                  (88) "Subordinated Note Purchase Agreement" means the Note Purchase Agreement dated as of the Closing Date among Borrower, Co-Bank and St. Paul Bank for the issuance, sale and purchase of the Subordinated Notes.

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



                  (89) "Term Credit Facility" means the Term Credit Facility established pursuant to Section 2.2.

                  (90) "Term Credit Facility Advance" has the meaning specified in Section 2.2.

                  (91) "Term Credit Facility Loan" has the meaning specified in
Section 2.2.

                  (92) "Term Credit Facility Note" means a promissory note in the form of Exhibit F to be executed by Borrower.

                  (93) "Total Facility Commitments" means the sum of all Banks' Individual Facility Commitments.

                  (94) "Total Revolving Credit Facility Commitment" means, subject to Sections 2.10 and 2.11, (a) during the period from the Closing Date through June 26, 1999, $60,000,000, (b) during the period from June 27, 1999 through June 24, 2000, $55,000,000 and (c) during the period from June 25, 2000 and thereafter, $50,000,000.

                  (95) "Total Term Credit Facility Commitment" means Thirty Million Dollars ($30,000,000).

                  (96) "Unused Revolving Credit Facility Commitment" means, with respect to a Bank, the amount (if any) by which its Individual Revolving Credit Facility Commitment exceeds its outstanding Revolving Credit Facility Advances.

                  (97) "Variable Rate" means the rate of interest established by CoBank from time to time as its "National Variable Rate," which rate is subject to change from time to time by CoBank effective as of such date as may be specified by CoBank. The "National Variable Rate" is a reference rate established by CoBank and does not necessarily represent the lowest available variable interest rate for credit extended by CoBank.

                  (98) "Variable Rate Advance" means any Advance when and to the extent the interest rate for such Advance is determined in relation to the Variable Rate.

                  (99) "Variable Rate Loan" means any Loan when and to the extent the interest rate for the Advances made as part of such Loan are determined in relation to the Variable Rate.

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



                  (100) "Variable Rate all-in Rate" means the Variable Rate plus 150 basis points (1.50%).

         SECTION 1.2 Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP. All financial data required to be delivered hereunder shall be prepared in accordance with GAAP (except as otherwise provided in this Agreement).

         SECTION 1.3 Computation of Time Periods. Except as otherwise provided herein, in this Agreement, in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and words "to" and "until" each means "to but excluding".

         SECTION 1.4 Rules of Construction. When used in this Agreement:
(1) a reference to a Law includes any amendment or modification to such Law; (2) a reference to a Person includes its permitted successors and permitted assigns and a reference to a Person in a particular capacity excludes such Person in any other capacity; (3) a reference to an agreement, instrument or document shall include such agreement, instrument or document as the same may be amended, modified or supplemented from time to time and, if applicable, as permitted by the Loan Documents, and reference to any Note includes any note issued pursuant hereto in extension or renewal thereof and in substitution or replacement therefor; (4) reference to any gender includes the other gender; (5) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Article, Section or other subdivision; (6) unless the context indicates otherwise, reference to any Article, Section, Schedule or Exhibit means such Article or Section hereof or such Schedule or Exhibit hereto; and (7) the words "including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof. Any reference to Pacific Time shall mean such time as in effect in the United States of America.

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



                                   ARTICLE II

                               LOANS AND ADVANCES

         SECTION 2.1 Revolving Credit Facility Loans. Subject to the terms and conditions of this Agreement, each of the Banks severally agrees to make Advances (each Advance made by an individual Bank pursuant to this Section 2.1, a "Revolving Credit Facility Advance" and the total of all such Advances made by all the Banks at the same time, the "Revolving Credit Facility Loans") to Borrower from time to time during the period from the Closing Date to the Maturity Date, provided that:

                  (1) with respect to all Banks, the aggregate principal amount of all Revolving Credit Facility Loans outstanding at any time does not exceed the lesser of (a) the Total Revolving Credit Facility Commitment or (b) the Borrowing Base; and

                  (2) with respect to each Bank, the aggregate principal amount of such Bank's Revolving Credit Facility Advances outstanding at any time does not exceed such Bank's Individual Revolving Credit Facility Commitment.

                  Each Revolving Credit Facility Advance will be made by the Banks in accordance with each Bank's Pro Rata Share. The Revolving Credit Facility Loans which do not utilize the Total Revolving Credit Facility Commitment in full shall, with respect to Variable Rate Advances be in the minimum amount of Five Hundred Thousand Dollars ($500,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) or with respect to Fixed Rate Advances, be in the minimum amount of One Million Dollars ($1,000,000) and in integral multiples of One Hundred Thousand Dollars ($100,000). Within the limits of the Total Revolving Credit Facility Commitment and during the Revolving Credit Facility Availability Period, Borrower may borrow, make an optional prepayment pursuant to Section 2.9, and reborrow under this Section.

         SECTION 2.2 Term Credit Facility Loan. Subject to the terms and conditions of this Agreement, each of the Banks severally agrees to make an Advance (each Advance made by an individual Bank pursuant to this Section 2.2 a "Term Credit Facility Advance" and the total of all such advances made by all the Banks at the same time, the "Term Credit Facility Loan") to Borrower on the Closing Date, provided that:

                  (1) with respect to all Banks, the aggregate principal amount of all Term Credit Facility Loans outstanding at any time does not exceed the Total Term Credit Facility Commitment; and

                  (2) with respect to each Bank, the aggregate principal amount of such Bank's Term Credit Facility Advances outstanding at any time does not exceed the total of such Bank's Individual Term Credit Facility Commitment.

                  Each Term Credit Facility Advance will be made by the Banks in accordance with each Bank's Pro Rata Share. The Term Credit Facility Loan shall, with respect to Variable Rate Advances be in the minimum amount of Five Hundred Thousand Dollars ($500,000) and in integral multiples of One Hundred Thousand Dollars ($100,000) or with respect to Fixed Rate Advances, be in the minimum amount of One Million Dollars ($1,000,000) and in integral multiples of One Hundred Thousand Dollars ($100,000). This is not a revolving credit facility and Borrower may not reborrow any amounts prepaid pursuant to Section 2.9 under this Section.

         SECTION 2.3 All Loans and Advances. The failure of any Bank to make any requested pro rata Advance to be made by it on the date specified for such Advance shall not relieve any Bank of its obligation (if any) to make any Advance on such date, but no Bank shall be responsible for the failure of any other Bank to make any such Advance to be made by such Bank.

         SECTION 2.4 Manner of Borrowing. Borrower shall give Administrative Agent prior written or telegraphic or facsimile notice (effective upon receipt) of each Advance (1) in the case of a Variable Rate Loan, on or before 11:00 A.M. (Pacific time) on the day of making such Variable Rate Loan, and (2) in the case of a Fixed Rate Loan, on or before 11:00 A.M. (Pacific time) at least three (3) Banking Days prior to the date of making such Fixed Rate Loan.

                  Each of the foregoing notices ("Borrowing Notice") must specify (1) the amount of such Loan, (2) the date of such Loan, (3) whether the Loan will bear interest at (a) the Variable Rate or (b) the Fixed Rate and (4) in the case of a Fixed Rate Loan, the initial Interest Period applicable thereto. Administrative Agent shall promptly notify each Bank of each such Borrowing Notice. Not later than 1:00 P.M. (Pacific time) on the date any such Loan is to be funded, each Bank will make available to Administrative Agent at Administrative Agent's Office, in immediately available funds, such Bank's Pro Rata Share of such Loan. After Administrative Agent's receipt of such funds, but not later than 2:00 P.M. (Pacific time), and upon fulfillment of the applicable conditions set forth in Article V, Administrative Agent will make such Loan available to Borrower at its counters, in immediately available funds, and will transmit such funds by wire transfer to Borrower's Funding Account.

         SECTION 2.5 Interest. In the case of each Fixed Rate Loan, Borrower shall select an Interest Period of any duration in accordance with the definition of Interest Period in Section 1.1, subject to the following limitations, (1) the Interest Period may not extend beyond the Maturity Date and (2) no Interest Period shall have a duration of less than five (5) Banking Days and if any such proposed Interest Period would otherwise be for a shorter period, such Interest Period shall not be available. Fixed Rate Advances having different Interest Periods at the same time hereunder shall be deemed separate Advances for purposes of the foregoing, one for each Interest Period.

                  Borrower shall pay interest to Administrative Agent for the benefit of each Bank on the outstanding and unpaid principal amount of such Bank's Advances, at a rate per annum as follows (1) for a Variable Rate Advance at a rate equal to the Variable Rate all-in Rate and (2) for a Fixed Rate Advance at a rate equal to the Fixed Rate. Any principal amount not paid when due (at maturity, by acceleration or otherwise) shall bear interest thereafter, payable on demand, at the applicable Default Rate.

                  The interest rate on each Variable Rate Advance shall change when the Variable Rate changes. Interest on each Advance shall not exceed the maximum amount permitted under applicable Law and shall be calculated on the basis of a year of three hundred sixty (360) days for the actual number of days elapsed.

                  Accrued interest shall be due and payable in arrears (1) on each Monthly Date, commencing with the first such date after making such Loan and (2) interest accruing at the Default Rate shall be due and payable on demand. Notwithstanding anything to the contrary contained in this Agreement, accrued interest on Loans shall be due and payable on the Maturity Date.

                  Notwithstanding the foregoing, the aggregate Applicable Finance Charges payable under this Agreement shall not exceed (a) $1,925,000 for the period from the Closing Date through June 26, 1999 or (b) $5,500,000 for each Fiscal Year thereafter. If in any such period or Fiscal Year the Applicable Finance Charges limitation is reached, then thereafter for the remainder of such period or Fiscal Year, Applicable Finance Charges otherwise payable under this Agreement shall not accrue or be payable in any event. The limitation contained in this paragraph shall cease to be effective upon (a) the occurrence of the Event Default described in Section 10.1(M) or (b) the acceleration of the amounts due under the Notes pursuant to Sections 10.2(A) or 10.2(B) and, in either instance, any Applicable Finance Charges otherwise accruable or payable during the then Fiscal Year that did not accrue or become payable by reason of this paragraph shall automatically and retroactively accrue and become payable to the same extent as any other interest under this Agreement.

                  Administrative Agent shall provide to Borrower written notice of the amount of interest to be due and payable. Failure of Administrative Agent to provide such prior written notice, however, shall not affect Borrower's obligation to make such interest payments when due.

         SECTION 2.6  Fees.

                  The Borrower agrees to pay to Administrative Agent for the benefit of Banks a commitment fee ("Revolving Credit Facility Unused Commitment Fee") in an amount equal to fifty basis points (.50 of 1%) per annum times the amount, if any, by which (a) the lesser of (i) the Total Revolving Credit Facility Commitment or (ii) $50,000,000 exceeds (b) the average daily aggregate of Revolving Credit Facility Advances, payable on each Monthly Date in arrears.

         SECTION 2.7 Notes. All Revolving Credit Facility Advances made by each Bank shall be evidenced by, and repaid with interest in accordance with, a single Revolving Credit Facility Note in the stated maximum principal amount equal to such Bank's Individual Revolving Credit Facility Commitment, dated the date such Bank becomes a Bank, payable to such Bank for the account of its Applicable Lending Office, and maturing as to principal on the Maturity Date.

                  All Term Credit Facility Advances made by each Bank shall be evidenced by, and repaid with interest in accordance with, a single Term Credit Facility Note in the stated maximum principal amount equal to such Bank's Individual Term Credit Facility Commitment, dated the date such Bank becomes a Bank, payable to such Bank for the account of its Applicable Lending Office, and maturing as to principal on the Maturity Date.

                  Each Bank shall record on its books and records or on the schedule to its applicable Note the amount of each Advance made by it hereunder, the rate or rate option and interest period applicable thereto, all payments of principal and interest, and the principal balance from time to time outstanding. The Bank's record thereof, whether shown on such books and records or on the schedule to the applicable Note, shall be prima facie evidence as to all such amounts and shall be binding on Borrower absent manifest error.

         SECTION 2.8 Mandatory Prepayments. Borrower shall prepay the Loans within two (2) Banking Days after the consummation of any Asset Sale by an amount equal to the Net Cash Proceeds thereof. Concurrently with such Asset Sale, Borrower shall notify the Administrative Agent in writing whether or not it intends to acquire replacement assets of the kind or type which were the subject of such Asset Sale within the ninety (90) day period following the Asset Sale. If Borrower does not so notify the Administrative Agent that it intends to acquire such replacement assets within such time period, then (a) the Net Cash Proceeds shall be applied to prepay either the Revolving Credit Facility or the Term Credit Facility, as may be designated by the Administrative Agent and (b) if applied to the Revolving Credit Facility, the Total Revolving Facility Credit Commitment shall also be permanently reduced by such amount as may be designated by the Administrative Agent up to the amount of such Net Cash Sales Proceeds. If Borrower does so notify the Administrative Agent that it intends to acquire such replacement assets within such time period, then (a) the Net Cash Proceeds shall be applied to prepay the Revolving Credit Facility and (b) if Borrower fails to provide the Administrative Agent on or before the 90th day following the Asset Sale with evidence satisfactory to the Administrative Agent that it has in fact acquired the replacement assets referred to in its earlier notice, then as of such 90th day following the Asset Sale (a) the prepayment shall, if the Administrative Agent so designates, be re-allocated to apply to the Term Credit Facility or (b) the Total Revolving Credit Facility Commitment shall be permanently reduced by such amount as may be designated by the Administrative Agent up to the amount of such Net Cash Sales Proceeds.

         SECTION 2.9 Optional Prepayments. Borrower may prepay any Loans upon giving Administrative Agent prior written or facsimile notice (effective upon receipt) no later than 11:00 A.M. (Pacific Time) three Banking Days prior to the date of such prepayment.

                  Each prepayment of Loans made under this Section 2.9 may be made in whole or in part and will be made with accrued interest to the date of such prepayment on the amount prepaid, provided that (1) each partial prepayment shall be in a principal amount of not less than One Million Dollars ($1,000,000) and integral multiples of One Hundred Thousand Dollars ($100,000) and (2) Borrower pays compensation in accordance with Section 11.1. Each such prepayment shall be paid to the Banks in accordance with their Pro Rata Share.

         SECTION 2.10 Mandatory Reduction of Revolving Credit Facility Commitment. The Total Revolving Credit Facility Commitment shall be permanently reduced (a) pursuant to Section 2.8 to the extent implemented by the Administrative Agent in accordance therewith and (b) as of the 90th day after the end of each Fiscal Year (including the Fiscal Year ending June 26, 1999), by an amount equal to 75% of the Incremental Retained Earnings for that Fiscal Year.

         SECTION 2.11 Optional Reduction of Revolving Credit Facility Commitment. Borrower may at any time, and from time to time, voluntarily and permanently reduce the Total Revolving Credit Facility Commitment upon prior written or facsimile notice (effective upon receipt) no later than 11:00 a.m. (Pacific Time) three Banking Days prior to such reduction. Such voluntary reduction under this Section 2.11 shall be in an amount not less than One Million Dollars ($1,000,000) and integral multiples of One Hundred Thousand Dollars ($100,000).

         SECTION 2.12 Manner of Payment. Borrower shall make each payment under this Agreement and under each Note not later than 12:00 noon (Pacific Time) on the date when due in Dollars to the Administrative Agent for the benefit of each Bank in immediately available funds.

                  Borrower hereby authorizes each Bank, if and to the extent payment of the Loans or interest thereon or any fee is not made when due under this Agreement or under the Notes, to charge from time to time against any account it maintains with such Bank any such amount so due to such Bank and/or any or all of the other Banks. Each Bank that maintains any such account agrees that it holds such account as trustee for the Banks hereunder.

                  Except to the extent provided in this Agreement, whenever any payment to be made under this Agreement or under the Notes shall be stated to be due on any day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of the payment of interest and the fees.

                  Any payment of an Advance shall be made to the Banks in accordance with their Pro Rata Share.

         SECTION 2.13 Conversions or Continuations. Provided that no Potential Default or Event of Default has occurred and is continuing, Borrower shall have the right to convert all or a part of one type of Loan into another type of Loan or to continue all or any part of a Fixed Rate Loan, at any time or from time to time, provided that (1) Borrower shall give Administrative Agent (a) written or facsimile notice of each such conversion into a Variable Rate Loan by no later than 11:00 A.M. (Pacific Time) on the date of such conversion and (b) written or facsimile notice of each conversion into and continuation of a Fixed Rate Loan by no later than 11:00 A.M. (Pacific Time) three Banking Days prior to such conversion or continuation, (2) Fixed Rate Loans may be converted or continued only on the last day of an Interest Period for such Loans and (3) after giving effect to such continuation or conversion the minimum principal amount of the outstanding Fixed Rate Loans with the same Interest Period will be One Million Dollars ($1,000,000) and integral multiples of One Hundred Thousand Dollars ($100,000). All notices given under this Section shall be irrevocable.

                  Each such notice of conversion or continuation shall specify the Advance to be converted or continued and the amount thereof and the date of conversion or continuation (which shall be a Banking Day) and, in respect of a Fixed Rate Loan, the duration of an Interest Period. Each such notice of the duration of an Interest Period shall specify the Fixed Rate Loan to which such Interest Period is to relate. In the event that Borrower fails to select the type of Loan, or the duration of any Interest Period for any Fixed Rate Loan, within the time period and otherwise as provided in this Section, such Loan (if outstanding as a Fixed Rate Loan) will be automatically converted into a Variable Rate Loan on the last day of the then current Interest Period for such Fixed Rate Loan.

         SECTION 2.14 Netting Advances. Borrower and each Bank agree that on any Banking Day that Borrower is obligated to repay such Bank's Advance and such Bank is obligated to make an Advance to Borrower, then to the extent the Advance to be made on such Banking Day exceeds the principal amount of the Advance to be prepaid or repaid on that Banking Day, the Bank, at Bank's option, will only remit to Borrower the difference between such Advances and to the extent the principal amount of the Advance to be prepaid or repaid on such Day exceeds the Advance to be made on that Banking Day, Borrower will only remit to the Bank the difference between such Advances, and in each case such Bank's or Borrower's obligation to make payment or prepayment or repayment, as the case may be, of an amount equal to the smaller Advance shall be automatically satisfied or discharged. Nothing contained herein shall affect the obligation to make an interest payment (if any) on such date.

         SECTION 2.15 Environmental Term Loan Credit. From time to time during the period from the Closing Date through the third anniversary of the Closing Date, Borrower may seek an Environmental Term Loan Credit in accordance with this Section 2.15 in an amount equal to Qualified Environmental Expenditures made by Borrower during that period. Following payment of a Qualified Environmental Expenditure, Borrower shall submit to the Administrative Agent a written report acceptable to the Administrative Agent setting forth detailed information respecting the Qualified Environmental Expenditure. The Administrative Agent shall, within thirty (30) days after receipt of such report, deliver to Borrower a written notice setting forth the amount of the Environmental Term Loan Credit, to be effective as of the date of such notice.

                                   ARTICLE III

                                    SECURITY

         SECTION 3.1 Security. The Credit Facilities, the Loans, the Advances, the Notes, interest, fees and all other obligations of Borrower hereunder shall be secured by a first priority security interest in the Mortgage Collateral and the Security

Agreement Collateral. All such security shall be held in the name of the Administrative Agent for the benefit of the Banks. All obligations of Borrower to CoBank hereunder shall also be secured by an exclusive statutory lien for the benefit of CoBank on all equities of CoBank owned by Borrower.

                                   ARTICLE IV

                           LIMITATIONS ON OUTSTANDINGS

         SECTION 4.1 Limitation on Revolving Credit Facility Outstandings. Notwithstanding anything to the contrary contained in this Agreement, at no time subsequent to April 2, 1999 may the aggregate principal amount of all Revolving Credit Facility Loans exceed the lesser of the Total Revolving Credit Facility Commitment or the "Borrowing Base" (as defined below).

         SECTION 4.2 Borrowing Base. For purposes hereof the term "Borrowing Base" shall mean an amount, as determined on the basis of the most recent Borrowing Base Certificate furnished pursuant to Section 4.3 hereof, as follows:

                           (A)  Trade Receivables. 85% of the trade accounts
receivable of Borrower which: (1) arise from the sale and delivery of inventory on ordinary trade terms; (2) are evidenced by an invoice; (3) are net of any credit, trade or other allowance given to the account debtor; (4) are not owing by an account debtor who has become insolvent or is the subject of any bankruptcy, reorganization, liquidation or like proceeding; (5) are not subject to any offset or deduction; (6) are not owing by an Affiliate of Borrower; (7) are subject to a first priority perfected security interest in favor of the Administrative Agent for the benefit of the Banks and are not subject to a Lien in favor of any other Person, except as permitted by Section 8.2 hereof; (8) are payable in Dollars; (9) are not owing by an obligor located outside of the United States of America unless the receivable is supported by a letter of credit issued by a bank acceptable to the Administrative Agent; (10) are not government receivables; and (11) have not been determined by the Required Banks to be unacceptable for any other reason. The above provisions notwithstanding, trade accounts receivables shall also exclude (i) that portion of any account that is past due more than 60 days from the date the account was due, (ii) that portion of any account that is the subject of any dispute, counterclaim or defense irrespective of the aging of such account, (iii) any contra account no matter when created, and (iv) an entire account if 25% or more of the account is past due more than 60 days from the date the account was due; plus

                           (B) Inventory. 65% of the value, as determined on the
basis of the lower of cost or market valuation, of inventory (processed and unprocessed) of

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



agricultural products of Borrower that: (1) substantially conform to Borrower's advertised or represented specifications; (2) are able to be sold in the ordinary course of business; (3) have not been determined by the Required Banks to be unacceptable due to age, type, variety, quality, quantity, value, marketability, or location; (4) are subject to a first priority perfected security interest in favor of the Administrative Agent for the benefit of the Banks and are not subject to a Lien in favor of any other Person, except as permitted by Section 8.2 hereof; and (5) meet all applicable governmental standards.

         SECTION 4.3 Borrowing Base Certificate. Within 5 Banking Days after March 27, 1999 and the last business day in each subsequent fiscal month, Borrower shall furnish the Administrative Agent with: (1) a Borrowing Base Certificate setting forth a computation of the Borrowing Base as of the month ending date, certified as correct by an Authorized Officer, and (2) such documentation supporting the amounts and values reflected in the Borrowing Base Certificate as may be required by the Administrative Agent. Notwithstanding the above, Borrower will submit a Borrowing Base Certificate, certified as correct by an Authorized Officer, as of such other times or intervals as the Administrative Agent shall reasonably request.

         SECTION 4.4 Mandatory Repayment. If at any time the aggregate principal amount of all Revolving Credit Facility Loans exceeds the Borrowing Base set forth in the most recent Borrowing Base Certificate, then Borrower shall immediately notify each Bank and repay so much of the outstanding Revolving Credit Facility Loans as is necessary to reduce the amount of those outstandings to the limits of the Borrowing Base. In the event any Fixed Rate Loan is required to be prepaid, then in addition to the mandatory prepayment required hereby, Borrower shall pay compensation provided for in Section 11.1 hereof.

                                    ARTICLE V

                              CONDITIONS PRECEDENT

         SECTION 5.1 Conditions Precedent to Initial Extension of Credit. The obligation of each Bank to extend credit hereunder is subject to the conditions precedent that the Administrative Agent shall have received in sufficient copies for each Bank:

                           (A) Revolving Credit Facility. The Revolving Credit
Facility Note of each Bank duly executed by Borrower.

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


                           (B) Term Credit Facility Notes. The Term Credit
Facility Note of each Bank duly executed by Borrower.

                           (C) Security Agreement. The Security Agreement, duly
executed by Borrower, together with duly executed copies of such financing statements, instruments or documents, as is necessary, in the opinion of the Administrative Agent, to perfect the security interest of the Banks in the Security Agreement Collateral.

                           (D) Mortgages. The Mortgages duly executed and
acknowledged by Borrower.

                           (E) Title Insurance. An ALTA lender's form of title
insurance with a revolving credit endorsement (i) with respect to the real property interests located in the County of Marion, State of Oregon in a face amount acceptable to the Administrative Agent, (ii) with respect to the real property interests located in the County of Walla Walla, State of Washington in a face amount acceptable to the Administrative Agent and (iii) with respect to the real property leasehold interests located in the Counties of Walla Walla and Yakima, State of Washington in a face amount acceptable to the Administrative Agent insuring the Mortgages as a first lien on the Mortgage Collateral, subject only to those exceptions approved in writing by the Administrative Agent.

                           (F) Corporate Documentation. Certified copies of
Borrower's articles of incorporation and bylaws, together with documentation evidencing its qualification to transact business in Oregon.

                           (G) Evidence of Corporate Action. Resolutions, in
form and content satisfactory to the Administrative Agent and each Bank and certified as of the Closing Date by the Secretary or Assistant Secretary of Borrower, authorizing Borrower to enter into the Loan Documents and the instruments and documents contemplated hereby.

                           (H) Incumbency Certificate. A certificate (dated as
of the Closing Date) of the Secretary or Assistant Secretary of Borrower certifying the names and true signatures of the officers of Borrower authorized to sign the Loan Documents and the instruments and documents contemplated hereby.

                           (I) Legal Opinion. The written legal opinion of
Borrower's counsel, in form and substance acceptable to the Administrative Agent, with respect to the matters described in Sections 6.1, 6.2, 6.3 and 6.6.

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




                           (J) Court Order. A copy of the Court Order (which
shall be in form and substance acceptable to the Administrative Agent).

                           (K) Acquisition Agreement. A copy of the Acquisition
Agreement (which shall be in form and substance satisfactory to the Administrative Agent) certified to be in full force and effect by the Secretary or Assistant Secretary of Borrower.

                           (L) Service Agreement. A copy of the Service
Agreement (which shall be in form and substance satisfactory to the Administrative Agent) certified to be in full force and effect by the Secretary or Assistant Secretary of Borrower.

                           (M) Additional Documentation. Such other approvals,
opinions or documents as any Bank may reasonably request.

         SECTION 5.2 Conditions Precedent to All Advances. The obligation of each Bank to make each Advance shall be subject to the further conditions precedent that on the date of providing such Advance:

                           (A) Representations and Warranties. Each of the
representations and warranties set forth in Article VI hereof shall be and remain true and correct as of said date as if made at said date;

                           (B) No Material Adverse Effect. No event or
circumstances constituting a Material Adverse Effect has occurred since (i) the Closing Date or (ii) the date of the most recent financial statements furnished to the Banks pursuant to Section 7.9 hereof; and

                           (C) Default. No Event of Default or Potential Default
shall have occurred and be continuing or would result from providing such Advance;

and each request for an Advance shall be and shall constitute a representation and warranty to the foregoing effects.

         SECTION 5.3 Condition Precedent to Certain Revolving Advances. The obligation of each Bank to make Revolving Advances at a time when the limitation on interest set forth in the penultimate paragraph of Section 2.5 is applicable shall be subject to the further condition precedent that Borrower sets forth in the Borrowing Notice therefor a statement to the effect that the proceeds thereof will be used to discharge an existing bona fide obligation of Borrower and not for investing the same in investment securities.

                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES

                  Borrower represents and warrants to each Bank that:

         SECTION 6.1 Incorporation, Good Standing, Etc. Borrower is a corporation duly organized and existing under the laws of the State of New York and is a subsidiary of Pro-Fac. Borrower has the power and authority to own its assets and to transact the business in which it is now engaged and is duly qualified as a foreign corporation and is in good standing under the laws of the State of Oregon and each other jurisdiction in which such qualification is required.

         SECTION 6.2 Power and Authority. The execution, delivery, and performance by Borrower of the Loan Documents have been duly authorized by all necessary corporate action and do not and will not: (1) contravene any provision of its charter or bylaws; (2) result in a breach of or constitute a default under any loan, credit agreement or other agreement to which it is a party or by which it or its properties may be bound or affected; (3) result in, or require, the creation or imposition of any unpermitted Lien upon any of its property; or
(4) violate any provision of any law, rule, regulation, judgment, order or decree to which it is bound.

         SECTION 6.3 Legally Enforceable Agreement. This Agreement and each of the other Loan Documents constitute legal, valid and binding obligations of Borrower, enforceable in accordance with their terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency, and other laws affecting creditors' rights generally.

         SECTION 6.4 Court Approval. The Acquisition has been approved by the Court Order.

         SECTION 6.5 Financial Statements. Borrower has delivered to the Banks a copy of an unaudited pro forma opening balance sheet of Borrower, giving effect to the Acquisition, this Agreement, the Subordinated Notes, and all other transactions contemplated to occur on the Closing Date. Such balance sheet was prepared pursuant to the procedures described in the notes thereto and fairly reflects the pro forma unaudited financial condition of Borrower on the Closing Date. Borrower has no significant known contingent liabilities other than as indicated on said balance sheet.

         SECTION 6.6 Litigation. There are no pending or, to the knowledge of Borrower, threatened actions or proceedings against or affecting Borrower or any of its Subsidiaries before any court, arbitrator, governmental agency or instrumentality, or other body which may, in any one case or in the aggregate, constitute a Material Adverse Effect.

         SECTION 6.7 Ownership and Liens. Except as may be permitted pursuant to
Section 8.2 hereof, none of the assets of Borrower (including its leasehold interests) are subject to a Lien.

         SECTION 6.8 Investments. As of the date hereof, Borrower does not own any capital stock in any corporation or any equity interest in any business entity other than: (i) equity in CoBank or (ii) equity in the St. Paul Bank.

         SECTION 6.9 ERISA. Borrower is in compliance in all material respects with ERISA, to the extent applicable to it, and have received no notice to the contrary from the PBGC or any other governmental entity or agency.

         SECTION 6.10 Operation of Business. Borrower possess all licenses, permits, franchises, trademarks, and trade names (or rights thereto) to conduct its business substantially as is contemplated to be conducted, and Borrower is not in violation of any rights of others with respect to any of the foregoing.

         SECTION 6.11 Taxes. Borrower has timely filed all tax returns (federal, state and local) required to be filed and has paid all taxes, assessments and governmental charges required to be paid as shown thereby. There are no pending or, to the knowledge of Borrower, threatened investigations, objections or controversies involving any return filed by Borrower for any Fiscal Year.

         SECTION 6.12 Environment. Except as disclosed in Schedule 6.12 hereto, Borrower is in compliance, in all material respects, with all applicable environmental laws, rules and regulations, and Borrower has not received any notice to the contrary or to the effect that any of its properties are the subject of any investigation to determine whether compliance exists with all such laws, rules and regulations.

         SECTION 6.13 No Default. Borrower is in full compliance with the terms and conditions of this Agreement, and no Event of Default or Potential Default is existing hereunder.

         SECTION 6.14 Security Interests. Upon the execution and delivery of the Security Agreement, the Security Agreement will create a valid security interest in the Security Agreement Collateral described therein securing the Outstanding Obligations (subject only to Liens permitted by clauses (ii) through (vii) and clause (ix) of Section 8.2 and to such qualifications and exceptions as are contained in the Uniform Commercial Code with respect to the priority of security interests perfected by means other than the filing of a financing statement or with respect to the creation of security interests in property to which Article 9 of the Uniform Commercial Code does not apply) and upon the proper filing of the UCC-1 financing statements delivered to the Administrative Agent pursuant to Section 5.1 with the appropriate governmental agency all action necessary to perfect the security interest so created (to the extent that such security interest may be perfected by filing) will have been taken and completed. Upon the execution and delivery of the Mortgages, the Mortgages will create a valid Lien in the Mortgage Collateral described therein securing the Outstanding Obligations (subject only to Liens permitted by clauses (ii) through (vii) and clause (ix) of Section 8.2), and upon recordation thereof with the appropriate governmental agency, all action necessary to perfect the Lien so created will have been taken and completed.

                                   ARTICLE VII

                              AFFIRMATIVE COVENANTS

                  So long as any of the Notes shall remain unpaid or any Bank shall have any Individual Credit Facility Commitment hereunder or any other amount is owing by Borrower to any Bank hereunder or under any other Loan Document, Borrower shall:

         SECTION 7.1 Cooperative Status. Subject to Section 13.17, maintain its status as a subsidiary of Pro-Fac eligible to borrow from CoBank.

         SECTION 7.2 Corporate Existence, Etc. Preserve and maintain its corporate existence and good standing in the jurisdiction of its incorporation or formation, and qualify and remain qualified as a foreign corporation or entity in each jurisdiction in which such qualification is required except where the failure to so qualify has not and could not reasonably be expected to result in a Material Adverse Effect.

         SECTION 7.3 Maintenance of Property. Keep and maintain all of its properties that are necessary or useful in the proper conduct of its business in good condition, and make all necessary renewals, replacements, additions, betterments, and improvements thereto.

         SECTION 7.4 Compliance with Laws. Comply in all material respects with all applicable Laws. Without limiting the foregoing, Borrower agrees to comply in all material respects with all Laws relating to environmental protection.

         SECTION 7.5 Taxes. Duly pay and discharge, all taxes, rates, assessments, fees and governmental charges upon or against Borrower or against its properties before the same becomes delinquent and before penalties accrue thereon unless and to the extent that the same is the subject of a Good Faith Contest.

         SECTION 7.6 Insurance. Maintain insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as are usually carried by companies engaged in the same or similar business and similarly situated, and make such increases in the type or amount of coverage as the Administrative Agent may reasonably request. All such policies insuring any Collateral shall provide for loss payable clauses or endorsements in form and content acceptable to Administrative Agent. At the request of the Administrative Agent or any Bank, all policies (or such other proof of compliance with this Section as may be satisfactory to the Administrative Agent or such Bank) shall be delivered to the Administrative Agent.

         SECTION 7.7 Inspection. Permit any Bank or its representatives, agents or independent contractors, during normal business hours or at such other times as the parties may agree to: (a) inspect or examine its properties, books and records; (b) to make copies of its books and records; and (c) discuss its affairs, finances and accounts with its officers, employees and independent certified public accountants. Without limiting the foregoing, Collateral evaluations will be conducted by the Administrative Agent (including agents retained by the Administrative Agent) on a quarterly basis. All costs and expenses related to such quarterly Collateral evaluations shall be paid by the Borrower to the Administrative Agent upon demand.

         SECTION 7.8 Maintenance of Records. Keep adequate records and books of account, in which complete entries will be made in accordance with GAAP consistently applied, reflecting all financial transactions of Borrower.

         SECTION 7.9  Reports and Notices.  Furnish to the Administrative Agent:

                           (A) Monthly Financial Statements. As soon as
available but in no event more than 25 days after the close of each fiscal month, a balance sheet of Borrower as of the end of such month, a statement of income of Borrower for such period and for the Fiscal Year to date, and such other monthly financial statements as Administrative Agent may specifically request, all in reasonable detail and stating in comparative form the respective figures for the corresponding date and period in the previous Fiscal Year and prepared by Borrower in accordance with GAAP consistently applied.

                           (B) Annual Financial Statements. As soon as
available, but in no event later than 90 days after the end of each Fiscal Year of Borrower financial statements of Borrower for such Fiscal Year prepared in accordance with GAAP consistently applied. Such financial statements shall: (i) be audited in accordance with generally accepted auditing standards by independent certified public accountants of nationally recognized standing; (ii) be accompanied by a report of such accountants containing an unqualified opinion; (iii) be prepared in reasonable detail and in comparative form to the prior Fiscal Year; and (iv) include a balance sheet, a statement of income, a statement of retained earnings, a statement of cash flows, and all notes and schedules relating thereto.

                           (C) Statement by Authorized Officer. Together with
the monthly financial statements received as of the end of each month, furnished to the Administrative Agent pursuant to paragraph (A) and the annual statement furnished to Administrative Agent under paragraph (B) above, a written statement of Borrower signed by an Authorized Officer (i) to the effect that the Authorized Officer has re-examined the terms and provisions of the Loan Documents and that to the best of his or her knowledge and belief no Potential Default or Event of Default has occurred during the period covered by such statements or, if any such Potential Default or Event of Default has occurred during such period, setting forth a description of such Potential Default or Event of Default and specifying the action, if any, taken by Borrower to remedy the same; and (ii) setting forth the information and computations (in sufficient detail) required to establish whether Borrower was in compliance with the requirements of Sections 9.1 and 9.2 as of the end of the most recent Fiscal Quarter.

                           (D) Annual Budget. As soon as available but in no
event later than thirty (30) days after the commencement of any Fiscal Year of the Borrower occurring during the term hereof, copies of Borrower's annual budgets and forecasts of operations and capital expenditures.

                           (E) Notice of Non-Environmental Litigation. Promptly
after the commencement thereof, notice of the commencement of all actions, suits, or proceedings before any court, arbitrator, governmental agency or instrumentality, or other body affecting Borrower which, if determined adversely to Borrower could result in a Material Adverse Effect.

                           (F) Notice of Environmental Litigation, Etc. Promptly
after receipt thereof, notice of the receipt of all pleadings, orders, complaints, indictments, or any other communication alleging a condition that may require Borrower to undertake or to contribute to a cleanup or other response under environmental Laws, or which seek penalties, damages, injunctive relief, or criminal sanctions related to alleged violations of such Laws, or which claim personal injury or property damage to any person as a result of environmental factors or conditions.

                           (G) Notice of Default or Material Adverse Affect.
Promptly after becoming aware thereof, notice of the occurrence of a Potential Default or of an Event of Default or of the occurrence of any event or circumstance that constitutes a Material Adverse Effect (including, without limitation, any material loss or depreciation in the value of the Collateral).

                           (H) ERISA. At least 30 days prior to the effective
date thereof notice of Borrower's intent to withdraw from or terminate any Plan.

                           (I) Other Information. Such other information
regarding the condition or operations, financial or otherwise, of Borrower as Administrative Agent may, from time to time, reasonably request, including, but not limited to, copies of all pleadings, notices, and communications referred to in Subsections (E) and (F) above.

         SECTION 7.10 ERISA. Promptly pay and discharge all obligations and liabilities under ERISA of a character which if unpaid or unperformed might result in the imposition of a Lien against any of its property and not terminate any Plan or withdraw therefrom unless it shall be in compliance with all of the terms and conditions of this Agreement after giving effect to any liability to the PBGC resulting from such termination or withdrawal.

         SECTION 7.11 Use of Proceeds. Use the Credit Facilities provided for herein solely to finance the Acquisition, to pay the Specified Expenses and to finance subsequent short-term working capital requirements of Borrower.

         SECTION 7.12 Change In Business. Continue to engage in business of the same general type as now conducted by it and not engage in any business activities unrelated to its present business activities or operations.

         SECTION 7.13 Investments In CoBank. Purchase such equity in CoBank as CoBank may from time to time require in accordance with its bylaws and capital plan. In connection therewith, Borrower hereby acknowledges receipt of a written description of the terms and conditions under which such equity is issued.

         SECTION 7.14 Transfer Pricing and Allocations. Maintain transfer pricing and sales allocation policies and practices between Borrower, on the one hand, and Pro-Fac and Agrilink, on the other hand, that are designed to be fair and equitable to Borrower and its creditors (including the Banks). It is understood and agreed that the inspection rights of the Administrative Agent and the Banks under Section 7.7 shall extend to inspection of such records as may be appropriate to verify the foregoing.

                                  ARTICLE VIII

                               NEGATIVE COVENANTS

                  So long as any of the Notes shall remain unpaid or any Bank shall have any Individual Credit Facility Commitment hereunder or any other amount is owing by Borrower to any Bank hereunder or under any other Loan Document, Borrower shall not:

         SECTION 8.1 Borrowings. Create, incur, assume, or allow to exist, directly or indirectly, any indebtedness or liability for borrowed money (including trade or bankers' acceptances), letters of credit, or the deferred purchase price of property or services (including capitalized leases), except for: (i) debt to Banks; (ii) accounts payable to trade creditors incurred in the ordinary course of business; (iii) current operating liabilities (other than for borrowed money) incurred in the ordinary course of business; (iv) the Subordinated Notes; and (v) purchase money indebtedness arising under equipment leases or similar agreements assumed by Borrower pursuant to the Acquisition Agreement.

         SECTION 8.2 Liens. Create, incur, assume, or allow to exist any mortgage, deed of trust, pledge, lien (including the lien of an attachment, judgment, or execution), security interest, or other encumbrance of any kind upon any of its property, real or personal (collectively, "Liens"). The foregoing restrictions shall not apply to: (i) Liens in favor of Administrative Agent on behalf of the Banks; (ii) Liens for taxes, assessments, or governmental charges that are not past due; (iii) Liens and deposits under workers' compensation, unemployment insurance, and social security Laws; (iv) Liens and deposits to secure the performance of bids, tenders, contracts (other than contracts for the payment of money), and like obligations arising in the ordinary course of business as conducted on the date hereof; (v) Liens imposed by Law in favor of mechanics, materialmen, warehousemen, and like persons that secure obligations that are not past due; (vi) easements, rights-of-way, restrictions, and other similar encumbrances which, in the aggregate, do not materially interfere with the occupation, use, and enjoyment of the property or assets encumbered thereby in the normal course of its business or materially impair the value of the property subject thereto; (vii) liens retained by software vendors in conjunction with software license agreements; (viii) Liens securing the Subordinated Notes subordinate in all respects to the Liens under the Security Agreement and Mortgages and (ix) Liens securing indebtedness permitted by clause (v) of Section 8.1.

         SECTION 8.3 Transfer Of Assets. Sell, transfer, lease, or otherwise dispose of any of its assets, except in the ordinary course of Borrower's business.

         SECTION 8.4 Mergers, Acquisitions, Etc. Merge or consolidate with any other entity or acquire all or a material part of the assets of any Person, or form or create any new subsidiary or affiliate, or commence operations under any other name, organization, or entity, including any joint venture, without the prior written consent of the Required Banks (which shall not be unreasonably withheld or delayed).

         SECTION 8.5 Loans. Lend or advance money, credit, or property to any Person, except for loans and other financial services extended in the ordinary course of Borrower's business.

         SECTION 8.6 Contingent Liabilities. Assume, guarantee, become liable as a surety, endorse, contingently agree to purchase, or otherwise be or become liable, directly or indirectly (including, but not limited to, by means of a maintenance agreement, an asset or stock purchase agreement, or any other agreement designed to ensure any creditor against loss), for or on account of the obligation of any person or entity, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of the Borrower's business, except for leasehold indemnification agreements required by lessors in the ordinary course of business.

         SECTION 8.7 Change in Business. Engage in any business activities or operations substantially different from or unrelated to Borrower's contemplated business activities or operations.

         SECTION 8.8 Dividends, Etc. Declare or pay any dividends or retire capital equities, or make any other distribution of its earnings, surplus or assets to any holder of its capital stock, except that Borrower may (a) declare and pay cash dividends in each Fiscal Year in an amount not in excess of 20% (or such higher minimum percentage as may be required under Subchapter T of the Internal Revenue Code if then applicable to Borrower) of the net income of Borrower for the immediately preceding Fiscal Year as set forth in the audited financial statements of Borrower for such Fiscal Year, and (b) make qualified and non-qualified retain allocations; provided in any case described in clause
(a) or (b) that no Potential Default or Event of Default then exists or would result therefrom. Borrower shall retain the balance of such net income after any such dividend as retained earnings of Borrower.

         SECTION 8.9 Retirement of Indebtedness. Prepay or retire, directly or indirectly, any loans or other indebtedness permitted hereunder owing to any Person, or modify the terms of any such indebtedness permitted hereunder, which is subordinated in right of payment to Borrower's obligations hereunder.

         SECTION 8.10 Change in Fiscal Year. Change its Fiscal Year to a period other than the Fiscal Year in effect on the date of this Agreement without providing prompt prior written notice to the Administrative Agent.

         SECTION 8.11 Other Borrowings Covenants. Enter into any covenants or provisions through other borrowings when permitted hereunder which are more restrictive than those contained herein.

         SECTION 8.12 Capital Expenditures. Expend or incur obligations to expend in any Fiscal Year (or portion thereof) Capital Expenditures more than the amount set forth below opposite such Fiscal Year (or portion thereof):

Period                                      Amount
------                                      -------
Closing Date through                        $1,200,000
June 26, 1999

Fiscal Year ending                          $3,500,000
June 24, 2000

Fiscal Year ending                          $3,605,000
June 30, 2001

Fiscal Year ending                          $3,710,000
June 29, 2002


         SECTION 8.13 Administrative Expenditures. Expend or incur obligations to expend in any Fiscal Year (or portion thereof) Administrative Expenditures more than the amount set forth below opposite such Fiscal Year (or portion thereof):

Period                                      Amount
------                                      -------
Closing Date through                        $3,000,000
June 26, 1999

Fiscal Year ending                          $2,000,000
June 24, 2000

Fiscal Year ending                          $2,060,000
June 30, 2001

Fiscal Year ending                          $2,120,000
June 29, 2002

         SECTION 8.14 Payments to Agrilink or Pro-Fac. Make any payment for any purpose to Agrilink or Pro-Fac except (a) dividends permitted pursuant to
Section 8.8 and (b) payments to Agrilink pursuant to the Service Agreement; provided that if a Potential Default or Event of Default then exists, any payment otherwise payable to Agrilink based on EBITDA for the most recently-ended Fiscal Year shall be reduced by 50% and the balance of such payment cancelled (except, if such reduction occurs by reason of a Potential Default that is subsequently cured by Borrower before it matures into an Event of Default without a waiver from the Banks, then such reduction shall be cancelled and Agrilink may be paid 100% of such payment).

         SECTION 8.15 Amendments. Make any amendment to the Service Agreement or Subordinated Notes without the prior written consent of the Required Banks (which shall not be unreasonably withheld or delayed).

                                   ARTICLE IX

                               FINANCIAL COVENANTS

                  So long as any of the Notes shall remain unpaid or any Bank shall have any Individual Credit Facility Commitment or any other amount is owing by Borrower to any Bank hereunder or under any other Loan Document:

         SECTION 9.1 Leverage Ratio. Borrower shall have, as of the end of each Fiscal Quarter described below, a ratio of Funded Debt to EBITDA for the four
(4) Fiscal Quarters then ended of not greater than the ratio set forth opposite such Fiscal Quarter:

Fiscal Quarter
Ending                                      Ratio
------                                      -----
June 24, 2000                               6.5 to 1.00

September 30, 2000                          8.0 to 1.00

December 30, 2000                           8.0 to 1.00

March 31, 2001                              8.0 to 1.00

June 30, 2001                               6.0 to 1.00

Each Fiscal Quarter
thereafter                                  7.5 to 1.00

         SECTION 9.2 Minimum EBITDA. Borrower shall have, as of the end of each Fiscal Quarter described below, EBITDA of not less than the amount set forth opposite such Fiscal Quarter:

Fiscal Quarter Ending                       Amount
---------------------                       -------
September 25,  1999                         $1,500,000 for the Fiscal
                                            Quarter then ended

December 25, 1999                           $4,000,000 for the
                                            two (2) Fiscal Quarters
                                            then ended

March 25, 2000                              $7,500,000 for the three (3)
                                            Fiscal Quarters then ended

June 24, 2000 and each                      $12,000,000 for the
Fiscal Quarter thereafter                   four (4) Fiscal Quarters
                                            then ended

                                    ARTICLE X

                                     DEFAULT

         SECTION 10.1 Events of Default. Each of the following shall constitute an "Event of Default" hereunder:

                           (A) Principal Payment Default. Failure by Borrower to
make any principal payment required to be made hereunder within 5 days after the date when due; or

                           (B) Other Payment Default. Failure by Borower to make
any interest or other payment (other than a principal payment) required to be made hereunder or under any other Loan Document within 20 days of the date when due; or

                           (C) Representations and Warranties. Any
representation or warranty made by Borrower herein or in any agreement, certificate or document related hereto or furnished in connection herewith, shall prove to have been false or misleading in any material respect on or as of the date made; or

                           (D) Certain Affirmative Covenants. Failure by
Borrower to perform or comply with any covenant set forth in Sections 7.3 through 7.9 hereof (other than 7.9(E) through (H)) and such failure continues for 15 days after written notice thereof shall have been delivered to Borrower by any Bank; or

                           (E) Other Covenants and Agreements. Borrower shall
fail to perform or comply with any other covenant or agreement contained herein, including any covenant excluded in (D) above and such failure continues for 5 days after written notice thereof shall have been delivered to Borrower by any Bank; or

                           (F) Cross-Default. Borrower shall, after any
applicable grace period, breach or be in default under the terms of any other Loan Document or of any other agreement between Borrower and any Bank; or

                           (G) Other Indebtedness. Borrower shall fail to pay
when due any indebtedness for borrowed money to any other Person or any other event occurs which, under any agreement or instrument relating to such indebtedness, has the effect of accelerating or permitting the acceleration of such indebtedness or obligations, whether or not such indebtedness or obligations are actually accelerated or the right to accelerate is conditioned on the giving of notice, the passage of time or otherwise; or

                           (H) Material Adverse Effect. The Required Banks shall
have determined that an event or circumstance constituting a Material Adverse Effect has occurred; or

                           (I) Judgments. A judgment, decree, or order for the
payment of money in excess of $50,000 shall be rendered against the Borrower and either: (i) enforcement proceedings shall have been commenced; (ii) a Lien prohibited under Section 8.2 hereof shall have been obtained; or (iii) such judgment, decree, or order shall continue unsatisfied and in effect for a period of 20 consecutive days without being vacated, discharged, satisfied, or stayed pending appeal; or

                           (J) ERISA. Any reportable event (as defined in ERISA)
which constitutes grounds for the termination of any Plan, or for the appointment of a trustee to administer or liquidate any such Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to Borrower by Administrative

Agent; or any such Plan shall be terminated; or a trustee shall be appointed; or the PBGC shall institute proceedings to terminate any such Plan; or

                           (K) Bankruptcy, Etc. Borrower shall (1) have entered
involuntarily against it an order for relief under the Bankruptcy Code of 1978, as amended; (2) admit in writing its inability to pay, or not pay, its debts generally as they become due or suspend payment of its obligations; (3) make an assignment for the benefit of creditors; (4) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, conservator, liquidator or similar official for it or any substantial part of its property;
(5) file a petition seeking relief or institute any proceeding seeking to have entered against it an order for relief under the Bankruptcy Code of 1978, as amended, to adjudicate it insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, marshalling of assets, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it; (6) fail to contest in good faith any appointment or proceeding described in
Section 10.1(L) hereof; or (7) take any corporate action in furtherance of any of the foregoing; or

                           (L) Involuntary Trustees, Etc. A custodian, receiver,
trustee, conservator, liquidator or similar official shall be appointed for Borrower or any substantial part of its property, or a proceeding described in
Section 10.1(K)(5) shall be instituted against Borrower and such appointment continues undischarged or any such proceeding continues undismissed or unstayed for a period of 60 days; or

                           (M) Sale of Borrower. Borrower shall cease to be a
subsidiary of Pro-Fac, or Borrower shall sell or transfer all or substantially all of its assets to a Person that is not a subsidiary of Pro-Fac.

         SECTION 10.2  Remedies Upon Default.

                           (A) Non-Bankruptcy Defaults. Upon the occurrence of
and during the continuance of any Event of Default (other than an Event of Default described in Subsections 10.1(K) or (L)), the Banks may, upon vote of the Required Banks and upon notice to Borrower: (1) declare the Banks' obligations to extend credit hereunder to be terminated, whereupon the same shall terminate; (2) declare the outstanding Notes, all interest thereon, and all other amounts payable under this Agreement and the other Loan Documents to be due and payable, whereupon the Notes, all such interest, and all such other amounts shall become and be due and payable, without presentment, demand, protest, or further notice of any kind, all of which are hereby expressly waived by Borrower; and (3) proceed to foreclose against any security, take any action or exercise any remedy under any of the Loan


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




Documents, or exercise any other action, right, power or remedy permitted by Law. Without limiting the foregoing, any Bank may exercise its right of set off with regard to any deposit accounts or other accounts maintained by Borrower with any of the Banks for the pro rata benefit of the Banks. Notwithstanding the foregoing or Section 1.1(74) hereof, if following the occurrence of an Event of Default (other than an Event of Default described in Subsection 10.1 (K) or
(L)), the Required Banks do not, for a period of more than 90 days, agree to either exercise the rights provided for in this Subsection or (to the extent the Required Banks have the authority to do so under Section 13.1 hereof) waive the Event of Default (or amend this Agreement to eliminate the Event of Default), then the term "Required Banks" shall, after such 90th day and only for the purpose of electing affirmatively to exercise the Banks' rights under this Section, mean a majority in number of the Banks.

                           (B) Remedies For Bankruptcy Defaults. Upon the
occurrence of an Event of Default described in Subsections 10.1(K) or (L): (1) the obligation of the Banks to extend further credit pursuant to any of the terms hereof shall immediately terminate; (2) the Notes and all other obligations of Borrower hereunder and under the other Loan Documents shall immediately become due and payable without presentment, demand, protest or notice of any kind; and (3) the Banks may, upon vote of the Required Banks, exercise such rights and remedies as may be permitted by law. Notwithstanding the foregoing or Section 1.1(74) hereof, in the event the Required Banks do not, for a period of more than 60 days, agree on how to exercise such rights and remedies, then the term "Required Banks" shall, after such 60th day and only for the purpose of determining the method of exercising those rights, mean a majority in number of the Banks.

                           (C) Application of Payments. If the vote of the
Required Banks referred to in Section 10.2(A) is obtained and notice ("Section 10.2(A) Notice") is given to Borrower as required therein or if there is an Event of Default as described in Section 10.2(B) ("Section 10.2 (B) Default"), then, effective on the date of the Section 10.2(A) Notice or Section 10.2 (B) Default ("Application of Payments Effective Date"), all amounts payable by Borrower with respect to the Outstanding Obligations, and all amounts received by the Banks with respect to the Outstanding Obligations, shall, as to each Bank, be in the proportion of its Pro Rata Share.

                                   ARTICLE XI

                  FIXED RATE LOAN AND CAPITAL ADEQUACY MATTERS

         SECTION 11.1 Broken Funding Surcharge. Notwithstanding any provision in this Agreement giving Borrower the right to repay any Loan prior to the date it would


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




otherwise be due and payable, Borrower agrees that in the event it repays any Fixed Rate Loan prior to its scheduled due date or prior to the last day of the Interest Period applicable thereto (whether such payment is made voluntarily, as a result of an acceleration, or otherwise), Borrower will pay to the Administrative Agent a surcharge in an amount which would result in the Banks being made whole (on a present value basis) for the actual or imputed funding loss incurred by the Banks as a result thereof. Such surcharges will be calculated in accordance with methodology established by the Administrative Agent (a copy of which will be made available to Borrower upon request).

         SECTION 11.2 Limitation on Types of Advances. Anything herein to the contrary notwithstanding, if, on or prior to the determination of the Fixed Rate for any Interest Period:

                  (1) Administrative Agent determines (which determination shall be conclusive) that funding sources are not being provided for the relevant maturities for purposes of determining rates of interest for Fixed Rate Loans as provided in this Agreement; or

                  (2) any Bank determines (which determination shall be conclusive) that the "CoBank Quoted Rate" does not adequately cover the cost to that Bank of making or maintaining such Fixed Rate Loan for such Interest Period;

then Administrative Agent shall give Borrower prompt notice thereof, and so long as such condition remains in effect, in the case of subsection (1) above, the Banks, and in the case of subsection (2) above, the Bank that makes the determination, shall be under no obligation to make Fixed Rate Loans, convert Variable Rate Loans into Fixed Rate Loans, or continue Fixed Rate Loans, and Borrower shall, on the last day(s) of the then current applicable Interest Period(s) for the outstanding Fixed Rate Loans, either repay such Fixed Rate Loans or convert such Fixed Rate Loans into a Variable Rate Loan in accordance with Section 2.13.

         SECTION 11.3 Illegality. Notwithstanding any other provision of this Agreement, in the event that it becomes unlawful for any Bank or its Applicable Lending Office to honor its obligation to make or maintain Fixed Rate Loans hereunder or convert Variable Rate Loans to Fixed Rate Loans, then such Bank shall promptly notify Administrative Agent and Borrower thereof and such Bank's obligation to make or continue, or to convert Variable Rate Loans into, Fixed Rate Loans shall be suspended until such time as such Bank may again make and maintain Fixed Rate Loans (in which case the provisions of Section 11.2 hereof shall be applicable).


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         SECTION 11.4 Treatment of Affected Loans. If the obligations of any
Bank to make or continue Fixed Rate Loans, or to convert Variable Rate Loans into Fixed Rate Loans, are suspended pursuant to Section 11.2 or 11.3 hereof (all Fixed Rate Loans so affected being herein called "Affected Loans"), such Bank's Affected Loans shall be automatically converted into Variable Rate Loans on the last day(s) of the then current Interest Period(s) for the Affected Loans (or, in the case of a conversion required by Section 11.2 or 11.3, on such earlier date as such Bank may specify to Borrower).

                  To the extent that such Bank's Affected Loans have been so converted, all payments and prepayments of principal which would otherwise be applied to such Bank's Affected Loans shall be applied instead to its Variable Rate Loans. All Loans which would otherwise be made or continued by such Bank as Fixed Rate Loans shall be made or continued instead as Variable Rate Loans, and all Variable Rate Loans of such Bank which would otherwise be converted into Fixed Rate Loans shall remain as Variable Rate Loans.

         SECTION 11.5 Capital Adequacy. If any Bank shall have determined that, after the date hereof, the adoption of any applicable Law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such governmental authority, central bank or comparable agency, has or would have the effect of reducing the rate of return on capital of such Bank (or its parent corporation) as a consequence of such Bank's obligations hereunder to a level below that which such Bank (or its parent corporation) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy existing on the date of this Agreement) by an amount deemed by such Bank to be material, then from time to time, within fifteen (15) days after demand by such Bank (with a copy to Administrative Agent), Borrower shall pay to such Bank such additional amount or amounts as will compensate such Bank (or its parent corporation) for such reduction. A certificate of any Bank claiming compensation under this Section, setting forth in reasonable detail the basis therefor, shall be conclusive in the absence of manifest error.

                  However, to the extent capital costs relate to a Bank's loans in general and not specifically to a Loan hereunder, such Bank shall use reasonable averaging and attribution methods. In addition, each Bank agrees that, as promptly as practical after it becomes aware of the occurrence of an event or the existence of a condition that would entitle it to exercise its rights under this Section, it will use commercially reasonable efforts to make, fund or maintain the affected Advances through another lending office of such Bank if (1) as a result thereof the additional money that would

                                      -39-



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


otherwise be required to be paid in respect of such Advances would be reduced, and (2) the making, funding or maintaining of such Advances through such other lending office would not adversely affect such Advances or such Bank. Finally, if a Bank is to require Borrower to make payments under this Section then Bank must make a demand on Borrower to make such payment within ninety (90) days of the later of (1) the date on which such capital costs are actually incurred by such Bank, or (2) the date on which such Bank knows, or should have known, that such capital costs have been incurred by such Bank.

         SECTION 11.6 Right of Substitution. Borrower and the Banks agree that if (1) a Bank requests compensation pursuant to Section 11.1 or Section 11.5 or
(2) Section 11.3 applies, Borrower shall have the right to substitute a bank to replace the Bank in question, provided, that, (1) all the terms and requirements of Section 13.5 are complied with, (2) Borrower compensates the Bank being removed for the losses, costs and expenses incurred by such Bank as a result of such substitution, and payment to the replaced Bank of compensation in accordance with Section 11.5 as if all Loans transferred to the new bank by the replaced Bank were prepaid on the date of such assignment and the payment of the principal and interest owed to such replaced Bank.

                                   ARTICLE XII

                                AGENCY PROVISIONS

         SECTION 12.1 Appointment, Powers and Immunities of Administrative Agent. Each Bank hereby irrevocably appoints and authorizes the Administrative Agent to act as its agent hereunder and under any other Loan Document with such powers as are specifically delegated to such Administrative Agent by the terms of this Agreement and any other Loan Document, together with such other powers as are reasonably incidental thereto. The Administrative Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and any other Loan Document, and shall not by reason of this Agreement be a trustee or fiduciary for any Bank. The Administrative Agent shall not be responsible to any Bank for any recitals, statements, representations or warranties made by Borrower or any officer or official of Borrower or any other Person contained in this Agreement or any other Loan Document, or in any certificate or other document or instrument referred to or provided for in, or received by any of them under, this Agreement or any other Loan Document, or for the value, legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document, or any other document or instrument referred to or provided for herein or therein, or for any failure by Borrower to perform any of its obligations hereunder or thereunder. The Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible, except as to money or securities



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



received by it or its authorized agents, for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither the Administrative Agent nor any of its respective directors, officers, employees or agents shall be liable or responsible for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Borrower shall pay any fee agreed to by Borrower and the Administrative Agent with respect to the Administrative Agent's services hereunder.

         SECTION 12.2 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely upon any certification, notice or other communication (including any thereof by telephone, telex, facsimile, telegram or cable) believed by it to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat each Bank as the holder of the Advances made by it for all purposes hereof unless and until a notice of the assignment or transfer thereof satisfactory to the Administrative Agent signed by such Bank shall have been furnished to the Administrative Agent, but the Administrative Agent shall not be required to deal with any Person who has acquired a participation in any Loan from a Bank. As to any matters not expressly provided for by this Agreement or any other Loan Document, the Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, hereunder in accordance with instructions signed by the Required Banks, and any action taken or failure to act pursuant thereto shall be binding on all of the Banks and the Administrative Agent and any other holder of all or any portion of any Loan.

         SECTION 12.3 Defaults. The Administrative Agent shall not be deemed to have knowledge of the occurrence of a Potential Default or Event of Default unless the Administrative Agent has received notice from a Bank or Borrower specifying such Potential Default or Event of Default and stating that such notice is a "Notice of Default." In the event that the Administrative Agent receives such a Notice of Default, the Administrative Agent shall give prompt notice thereof to the Banks. The Administrative Agent shall take such action with respect to such Potential Default or Event of Default which is continuing as shall be directed by the Required Banks; provided that, unless and until the Administrative Agent shall have received such directions, the Administrative Agent may take such action, or refrain from taking such action, with respect to such Potential Default or Event of Default as it shall deem advisable in the best interest of the Banks; and provided further that the Administrative Agent shall not be required to take any such action which it determines to be contrary to Law.

         SECTION 12.4 Rights of the Administrative Agent as a Bank. With respect to its Individual Revolving Credit Facility Commitment or Individual Term Credit Facility Commitment and the Advances provided by it, the Administrative Agent in its capacity as a Bank hereunder shall have the same rights and powers hereunder as any other Bank and may exercise the same as though it were not acting as the Administrative Agent, and the term "Bank" or "Banks" shall, unless the context otherwise indicates, include the Administrative Agent in its capacity as a Bank. The Administrative Agent and its Affiliates may (without having to account therefor to any Bank) accept deposits from, lend money to (on a secured or unsecured basis), and generally engage in any kind of banking, trust or other business with Borrower or any of its Affiliates as if it were not acting as the Administrative Agent, and the Administrative Agent may accept fees and other consideration from Borrower for services in connection with this Agreement or otherwise without having to account for the same to any Bank.

         SECTION 12.5 Indemnification of Administrative Agent. Each Bank agrees to indemnify the Administrative Agent (to the extent not reimbursed under Section 13.6 or under the applicable provisions of any other Loan Document, but without limiting the obligations of Borrower under Section 13.6 or such provisions), for its Pro Rata Share of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Administrative Agent in any way relating to or arising out of this Agreement or any other Loan Document, or any other documents contemplated by or referred to herein or therein, or the transactions contemplated hereby or thereby (including, without limitation, the costs and expenses which Borrower is obligated to pay under Section 13.6) or under the applicable provisions of any other Loan Document or the enforcement of any of the terms hereof or thereof or of any such other documents or instruments; provided that no Bank shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Administrative Agent or its directors, officers, employees or agents.

         SECTION 12.6 Non-Reliance on Administrative Agent and Other Banks. Each Bank agrees that it has, independently and without reliance on the Administrative Agent, or any other Bank, and based on such documents and information as it has deemed appropriate, made its own credit analysis of Borrower and the decision to enter into this Agreement and the other Loan Documents and that it will, independently and without reliance upon the Administrative Agent, or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own analysis and decisions in taking or not taking action under this Agreement or any other Loan Document. The Administrative Agent shall not be required to keep itself informed as to the performance or observance by Borrower of


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



this Agreement or any other Loan Document or any other document referred to or provided for herein or therein or to inspect the properties or books of Borrower. The Administrative Agent shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of Borrower which may come into the possession of the Administrative Agent, or any of its Affiliates. The Administrative Agent shall not be required to file this Agreement or any other Loan Document or any document or instrument referred to herein or therein, for record or give notice of this Agreement or any other Loan Document or any document or instrument referred to herein or therein, to anyone. Each of the Banks acknowledges and agrees that the Administrative Agent only has the duties and responsibilities explicitly set forth in the Loan Documents.

         SECTION 12.7 Failure of Administrative Agents to Act. Except for action expressly required of the Administrative Agent hereunder, the Administrative Agent shall in all cases be fully justified in failing or refusing to act hereunder unless it shall have received further assurances (which may include cash collateral) of the indemnification obligations of the Banks under Section
12.5 in respect of any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         SECTION 12.8 Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent, as provided below, the Administrative Agent may resign at any time by giving written notice thereof to the Banks and Borrower, and the Administrative Agent may be removed at any time with or without cause by the Required Banks; provided that Borrower and each other Bank shall be promptly notified thereof. Upon any such resignation or removal, the Required Banks shall have the right, subject to prior consultation with Borrower, to appoint a successor Administrative Agent which must be located in the United States of America. If no successor Administrative Agent shall have been so appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Banks' removal of such retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent which must be located in the United States of America. The Required Banks or the retiring Administrative Agent, as the case may be, shall upon the appointment of a successor Administrative Agent promptly so notify Borrower and each other Bank. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent the provisions of this



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Article XII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         SECTION 12.9 Amendments Concerning Agency Function. The Administrative Agent shall not be bound by any waiver, amendment, supplement or modification of this Agreement or any other Loan Document which affects its duties hereunder or thereunder unless it shall have given its prior consent thereto.

         SECTION 12.10 Liability of Administrative Agent. The Administrative Agent shall not have any liabilities or responsibilities to Borrower on account of the failure of any Bank to perform its obligations hereunder or to any Bank on account of the failure of Borrower to perform their respective obligations hereunder or under any other Loan Document.

         SECTION 12.11 Transfer of Agency Function. Without the consent of Borrower or any Bank, the Administrative Agent may at any time or from time to time transfer its functions as Administrative Agent hereunder to any of its offices located in the United States of America, provided that the Administrative Agent shall promptly notify Borrower and each Bank.

         SECTION 12.12 Withholding Taxes. Each Bank represents that it is entitled to receive any payments to be made to it hereunder without the withholding of any tax and will furnish to the Administrative Agent and to Borrower such forms, certifications, statements and other documents as the Administrative Agent or Borrower may request from time to time to evidence such Bank's exemption from the withholding of any tax imposed by any jurisdiction or to enable the Administrative Agent or Borrower, as the case may be, to comply with any applicable Laws or regulations relating thereto. Without limiting the effect of the foregoing, if any Bank is not created or organized under the Laws of the United States of America or any state thereof, such Bank will furnish to the Administrative Agent and Borrower Form 4224 or Form 1001 of the Internal Revenue Service, or such other forms, certifications, statements or documents, duly executed and completed by such Bank, as evidence of such Bank's exemption from the withholding of United States tax with respect thereto. Notwithstanding anything herein to the contrary, Borrower shall not be obligated to make any payments hereunder to such Bank in respect of any Advance until such Bank shall have furnished to the Administrative Agent and Borrower the requested form, certification, statement or document.

         SECTION 12.13 Non-Receipt of Funds by Administrative Agent.

                           (A) Unless Administrative Agent shall have received
notice from a Bank prior to the date on which such Bank is to provide funds to Administrative


                                      -44-



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



Agent for an Advance to be made by such Bank that such Bank will not make available to Administrative Agent such funds, Administrative Agent may assume that such Bank has made such funds available to Administrative Agent on the date of such Advance in accordance with the terms of this Agreement and Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, make available to Borrower on such date a corresponding amount. If and to the extent such Bank shall not have made such funds available to Administrative Agent, such Bank agrees to repay Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Administrative Agent, at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Banking Days and thereafter at the Variable Rate. If such Bank shall repay to Administrative Agent such corresponding amount, such amount so repaid shall constitute such Bank's Advance for purposes of this Agreement. If such Bank does not pay such corresponding amount forthwith upon Administrative Agent's demand therefor, Administrative Agent shall promptly notify Borrower, and Borrower shall immediately pay such corresponding amount to Administrative Agent with the interest thereon, for each day from the date such amount is made available to Borrower until the date such amount is repaid to Administrative Agent, at the rate of interest applicable at the time to such proposed Advance.

                  (B) Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to any Bank hereunder that Borrower will not make such payment in full, Administrative Agent may assume that Borrower has made such payment in full to Administrative Agent on such date and Administrative Agent in its sole discretion may, but shall not be obligated to, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent Borrower shall not have so made such payment in full to Administrative Agent, each Bank shall repay to Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to Administrative Agent at the customary rate set by Administrative Agent for the correction of errors among banks for three (3) Banking Days and thereafter at the Variable Rate.


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                                  ARTICLE XIII

                                  MISCELLANEOUS

         SECTION 13.1 Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Agreement or of any Loan Document to which Borrower is a party, nor consent to any departure by Borrower herefrom or therefrom, shall in any event be effective unless the same shall be in writing and signed by the Required Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions precedent specified in Section 6.1; (b) increase the Individual Revolving Credit Facility Commitment or Individual Term Credit Facility Commitment of any Bank or subject any Bank to any additional obligations; (c) reduce the principal of, or interest on, the Notes or any fees hereunder; (d) postpone any date fixed for any payment of principal of, or interest on, the Notes, or the payment of any other obligation of Borrower hereunder, including any fees hereunder; (e) change the definition of Required Banks; (f) release any collateral; (g) amend, modify any Bank's rights to receive its Pro Rata Share of any payment or proceeds of Collateral; or (h) amend, modify or waive any provision of this Section 13.1, and provided further than no amendment, waiver, or consent shall, unless in writing and signed by the Administrative Agent in addition to the Banks required above to take such action, affect the rights or duties of the Administrative Agent under any of the Loan Documents.

         SECTION 13.2 Usury. Anything herein to the contrary notwithstanding, the obligations of Borrower under this Agreement and the Notes shall be subject to the limitation that payments of interest shall not be required to the extent that receipt thereof would be contrary to provisions of Law applicable to a Bank limiting rates of interest which may be charged or collected by such Bank.

         SECTION 13.3 Notices. Unless the party to be notified otherwise notifies each other party in writing as provided in this Section, and except as otherwise provided in this Agreement, notices shall be given to the Administrative Agent by telephone, confirmed by telex, facsimile, or other writing, and to the Banks and to Borrower by ordinary mail, facsimile or telex addressed to such party at its address on the signature page of this Agreement. Notices shall be effective: (1) if given by mail, upon receipt; and (2) if given by telex or facsimile, when the telex or facsimile is transmitted to the telex or facsimile number as aforesaid.

         SECTION 13.4 No Waiver. No failure or delay on the part of any Bank or the Administrative Agent in exercising any right, power, or remedy hereunder shall



                                      -46-



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



operate as a waiver thereof; nor shall any single or partial exercise of any such right, power, or remedy preclude any other or further exercise thereof or the exercise of any other right, power, or remedy hereunder. The rights and remedies provided herein are cumulative, and are not exclusive of any other rights, powers, privileges, or remedies, now or hereafter existing, at law or in equity or otherwise.

         SECTION 13.5 Assignments and Participations. This Agreement shall be binding upon, and shall inure to the benefit of, Borrower, Administrative Agent and Banks and their respective successors and permitted assigns. Borrower may not assign or transfer its rights or obligations hereunder.

                  Any Bank may at any time assign to one or more banks or other financial institutions (each an "Assignee") a part of its rights and obligations under this Agreement and its Notes, and such Assignee shall assume rights and obligations, pursuant to an Assignment and Assumption Agreement executed by such Assignee and such Bank, with and subject to the consent of each of Administrative Agent and Borrower (which consent shall not be unreasonably withheld or delayed); provided that, in each case, (1) the portion of the Individual Revolving Credit Facility Commitment and Individual Term Credit Facility Commitment assigned is equal to or greater than the Minimum Assignment,
(2) the portion of the Individual Revolving Credit Facility Commitment and Individual Term Credit Facility Commitment retained by the assigning Bank is equal to or greater than its Minimum Hold, and (3) the assigning Bank and Assignee shall pay Administrative Agent a processing and recordation fee of Two Thousand Five Hundred Dollars ($2,500). Upon execution and delivery of such instrument and payment by such Assignee to the Bank of an amount equal to the purchase price agreed between the Bank and such Assignee, such Assignee shall be a Bank to this Agreement and shall have all the rights and obligations of a Bank with the Individual Facility Commitment as set forth in such Assignment and Assumption Agreement, and the assigning Bank shall be released from its obligations hereunder to a corresponding extent, and no further consent or action by any party shall be required. Upon the consummation of any assignment pursuant to this paragraph, new Notes as required shall be issued by Borrower. If the Assignee is not incorporated under the laws of the United States of America or a state thereof, it shall, prior to the first date on which interest or fees are payable hereunder for its account, deliver to Borrower and the Administrative Agent certification as to exemption from deduction or withholding of any United States federal income taxes in accordance with Section 12.12.

                  Any Bank may at any time assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank. No such assignment shall release the transferor Bank from its obligations hereunder.



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



                  With the consent of Borrower (which consent shall not be unreasonably withheld or delayed), any Bank may at any time grant to one or more banks or other financial institutions (each a "Participant") participating interests in its portion of the Loans. In no event shall a Participant constitute a Bank for purposes hereof. In the event of any such grant by a Bank of a participating interest to a Participant, whether or not upon notice to Borrower and the Administrative Agent, such Bank shall remain responsible for the performance of its obligations hereunder, and Borrower and the Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations hereunder. Any agreement pursuant to which any Bank may grant such a participating interest shall provide that such Bank shall retain the sole right and responsibility to enforce the obligations of Borrower hereunder and under any other Loan Document including, without limitation, the right to approve any amendment, modification or waiver of any provision of this Agreement or any other Loan Document, provided that such participation agreement may provide that such Bank will not agree to any modification, amendment or waiver of this Agreement described in the proviso in
Section 13.1 without the consent of the Participant.

                  Borrower agrees to provide all assistance reasonably requested by a Bank (at the sole cost and expense of such Bank) to enable such Bank either to sell participations in or make assignments of its portion of the Loans as permitted by this Section.

                  CoBank agrees that all Loans that are made by CoBank and that are retained for its own account and are not included in any sales of participation interest shall be entitled to patronage distributions in accordance with the bylaws of CoBank and its practices and procedures related to patronage distribution. Accordingly, all Loans that are included in a sale of participation interest shall not be entitled to patronage distributions.

         SECTION 13.6 Expenses; Indemnification. Borrower agrees to reimburse the Administrative Agent, on demand for all costs, expenses, and charges plus expenses incurred by such Administrative Agent, in connection with the preparation of the Loan Documents. Borrower agrees to reimburse Administrative Agent and each of the Banks on demand for all costs, expenses, and charges (including, without limitation, all fees and charges of external legal counsel for Administrative Agent, and each Bank) incurred by Administrative Agent, or any Bank in connection with compliance with any of the Loan Documents, or enforcement of this Agreement, the Notes, or any other Loan Document. In addition to the foregoing, Borrower agrees to reimburse the Administrative Agent on demand for all fees and charges of external legal counsel for Administrative Agent incurred in connection with the administration of this Agreement (including, without limitation, the preparation of any amendments hereto or to the other Loan Documents or any consents furnished hereunder or under the other Loan Documents, but excluding any costs incurred in connection with any participation or assignment by a Bank). Borrower agrees to and hereby does indemnify each Bank and their respective directors, officers, employees and agents from, and hold each of them harmless against, any and all losses, liabilities, claims, damages or expenses incurred by any of them arising out of or by reason of any investigation or litigation or other proceedings (including any threatened investigation or litigation or other proceedings) relating to this Agreement or any of the Loan Documents or to any actual or proposed use by Borrower of the proceeds of the Loans or to any violation or alleged violation of any Environmental Law by Borrower or any of its Subsidiaries, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation or litigation or other proceedings (but excluding any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of the Person to be indemnified or its directors, officers, employees or agents).

                  Borrower, each of the Banks and Administrative Agent agree that the cost of each wire transfer to be made by each such Person pursuant to the terms of this Agreement will be borne by the Person making such transfer.

                  The obligations of Borrower under this Section shall survive the repayment of the Loans and payment of all amounts due under or in connection with any of the Loan Documents and the termination of the Commitments.

         SECTION 13.7 Integration. The Loan Documents set forth the entire agreement among the parties hereto relating to the transactions contemplated thereby supersede any prior oral or written statements or agreements with respect to such transactions.

         SECTION 13.8 Jurisdiction; Immunities. Borrower hereby irrevocably submits to the jurisdiction of any Colorado State or United States Federal court sitting in Denver over any action or proceeding arising out of or relating to this Agreement, the Notes, or any other Loan Document, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such Colorado State or Federal court. Borrower irrevocably consents to the service of any and all process in any such action or proceeding by the mailing of copies of such process to Borrower at its then current address as described in Section 13.3. Borrower agrees, to the extent permitted by Law, that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. Borrower further waives any objection to venue in such State and any objection to an action or proceeding in such State on the basis of forum non conveniens. Borrower agrees that any action or proceeding brought against any Bank shall be brought only in Colorado State or United States Federal court sitting in Denver.

                  Nothing in this Section shall affect the right of any Bank to serve legal process in any other manner permitted by Law or affect the right of any Bank to bring any action or proceeding against Borrower or its property in the courts of any other jurisdiction.

                  To the extent that Borrower has or hereafter may acquire any immunity from jurisdiction of any court or from any legal process (whether from service or notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise) with respect to itself or its property, Borrower hereby irrevocably waives, to the extent permitted by law, such immunity in respect of its obligations under this Agreement, the Notes, the Letters or Credit, and any other Loan Document.

         SECTION 13.9 Governing Law. Except to the extent governed by applicable Federal law, this Agreement, the Loan Documents and the Notes shall be governed by, and construed in accordance with, the Laws of the State of Colorado.

         SECTION 13.10 Effectiveness and Severability of Provisions. This Agreement and the other Loan Documents to which Borrower is a party shall continue in effect until all indebtedness and obligations of Borrower hereunder and under all other Loan Documents to which it is a party shall have been repaid. Any provision of this Agreement or Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 13.11 Counterparts. This Agreement may be executed in any number of counterparts and by different parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same Agreement.

         SECTION 13.12 Exhibits and Schedules. The Exhibits and Schedules are a part of this Agreement as if fully set forth herein. All references herein to Sections, subsections, clauses, Exhibits and Schedules shall be deemed references to such parts of this Agreement, unless the context shall otherwise require.

         SECTION 13.13 Table of Contents; Headings. The headings in the Table of Contents and in this Agreement are for reference only, and shall not affect the interpretation or construction of this Agreement.

         SECTION 13.14 Severability. If any word, phrase, sentence, paragraph, provision or section of this Agreement shall be held, declared, pronounced or rendered invalid, void, unenforceable or inoperative for any reason by any court of competent jurisdiction, governmental authority, statute or otherwise, such holding, declaration, pronouncement or rendering shall not adversely affect any other word, phrase, sentence, paragraph, provision or section of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms.

         SECTION 13.15 Consents. Each Bank that is a party to this Agreement hereby consents, to the extent required under any agreement between the Bank and Borrower, to Borrower entering into this Agreement and obtaining the Credit Facilities provided under this Agreement.

         SECTION 13.16 Confidentiality. Each Bank shall maintain the confidential nature of, and shall not use or disclose, any of Borrower's financial information, confidential information or trade secrets without first obtaining Borrower's written consent. Nothing in this Section shall require any Bank to obtain the consent of Borrower before exercising any of its respective rights under the Loan Documents upon the occurrence of an Event of Default. The obligations of the Bank shall in no event apply to: (1) providing information about Borrower to any financial institution contemplated in Section 13.5 pursuant to a confidentiality agreement conforming to this Section 13.16 in all material respects or to such Bank's parent holding company; (2) any situation in which any Bank is required by Law or required by any governmental authority to disclose information; (3) providing information to counsel to any Bank in connection with the transactions contemplated by the Loan Documents; (4) providing information to independent auditors retained by the Banks; (5) any information that is in or becomes part of the public domain otherwise than through a wrongful act of such Bank or any of its employees or agents thereof;
(6) any information that is in the possession of any Bank prior to receipt thereof from Borrower or any other Person known to such Bank to be acting on behalf of Borrower; (7) any information that is independently developed by any Bank; and (8) any information that is disclosed to any Bank by a third party that has no obligation of confidentiality with respect to the information disclosed. A Bank's confidentiality requirements continue after it is no longer a Bank under this Agreement.

         SECTION 13.17 Transfer of Ownership of Borrower Under Certain Circumstances. The Administrative Agent and each Bank expressly acknowledge that Pro-Fac may transfer or abandon all, but not less than all, of the common stock or other ownership interests of Borrower held by Pro-Fac: (a) on June 15, 2002, provided that the Administrative Agent has been provided with not less than eleven months prior written notice of Pro-Fac's intention to do so, or (b) at any time prior to the Maturity

Date (and whether or not any Event of Default or Potential Default has occurred or is continuing) if (i) Borrower is insolvent or otherwise unable to meet its obligations as they come due (as determined by Pro-Fac in its sole discretion reasonably exercised), or (ii) (A) any liability or liabilities of Seller that arose prior to the Closing Date (including liabilities, e.g., environmental or pension fund liabilities, for which Borrower may have independent liability) is imposed or asserted against Borrower or any Affiliate of Borrower, and (B) either (1) any Bank is unwilling to make any Advance in respect of such liability or any cost or expense incurred or expected to be incurred by Borrower in connection with such liability; or (2) despite the willingness of all of the Banks to make Advances with respect to such liability or any related costs, Pro-Fac makes a determination in its reasonable business judgment that, in view of such liability or costs, continuing to own common stock or to have any other ownership interest in Borrower is not in the best interests of Pro-Fac. Nothing in this Section 13.17 shall affect the existence of an Event of Default under
Section 10.1(M) by reason of the foregoing, or the exercise by the Banks of their remedies provided for in the Loan Documents as a result thereof. Pro-Fac is an expressly intended third party beneficiary of this Section 13.17 and may enforce the terms hereof as though a party to this Agreement.

         SECTION 13.18 Obligations Non-Recourse to Agrilink and Pro-Fac. Anything in this Agreement or any of the Loan Documents to the contrary notwithstanding, the Administrative Agent and each of the Banks agrees that Borrower's obligations arising under or in any way relating to this Agreement or any of the Loan Documents are WITHOUT RECOURSE to Agrilink and Pro-Fac and any of their Affiliates other than Borrower, and whether or not any transfer or abandonment described in Section 13.17 has occurred. The Administrative Agent and each Bank hereby irrevocably waives, releases and holds harmless each of Agrilink and Pro-Fac and their respective Affiliates (including after-acquired Affiliates) of and from any claim of any kind or nature whatsoever regarding or relating to the Borrower, including without limitation any claim arising under or in connection with this Agreement or any Loan Document. Each of Agrilink and Pro-Fac and their respective Affiliates, successors and assigns are expressly intended third party beneficiaries of this Section 13.18 and may enforce the terms hereof as though a party of this Agreement.

         SECTION 13.19  Jury Trial Waiver.

                  THE BORROWER AND EACH BANK HEREBY WAIVE TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE LOAN DOCUMENTS.

         SECTION 13.20 Agreement in Writing.

                  ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT BOTH BORROWER AND THE BANKS FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS REACHED COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN BORROWER AND THE BANKS, EXCEPT AS MAY LATER BE AGREED IN WRITING TO MODIFY IT.

                  THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS BETWEEN BORROWER AND THE BANKS LISTED BELOW, IS THE FINAL EXPRESSION OF THE AGREEMENT BETWEEN SUCH PARTIES. THE LOAN DOCUMENTS MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENTS OR PRIOR WRITTEN CREDIT AGREEMENTS BETWEEN SUCH PARTIES RELATING TO THE SUBJECT MATTER HEREOF.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written.

PF ACQUISITION II, INC.                         Attn: President
                                                90 Linden Place
By       /s/ Earl L. Powers                     Rochester, New York 14625
         -----------------------------             Fax: (716) 383-1606
         Earl L. Powers, Vice President            Telephone: (716) 383-1850
         -----------------------------
         [Printed Name & Title]


CoBANK, ACB                                     3636 American River Drive
                                                Sacramento, CA 95864
By       /s/ Robert D. Bergsten                 P.O. Box 13010-A
         -----------------------------------    Sacramento, CA 95813
         Robert D. Bergesten, Vice President    Attn: Credit Department
         -----------------------------------    Fax: (916) 973-3001
         [Printed Name & Title]                 Telephone: (916) 973-3033



EXHIBIT A

           FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

     ASSIGNMENT AND ASSUMPTION AGREEMENT dated as of _____________, 199_, among [insert name of assigning Bank] ("Assignor"), [insert name of Assignee] ("Assignee"), PF ACQUISITION II, INC. ("Borrower"), and CoBANK ACB ("CoBank"), in its capacity as "Administrative Agent".

                     PRELIMINARY STATEMENTS

     1. This Assignment and Assumption Agreement (this "Agreement") relates to the Credit Agreement (as amended from time to time, the "Credit Agreement") dated as of February __, 1999, and the Subordinated Note Agreement (as amended from time to time, the "Subordinated Note Agreement") dated as of February __, 1999, each originally among Borrower, CoBank, and St. Paul Bank for Cooperatives and each other lender which may hereafter execute and deliver an Assignment and Assumption Agreement pursuant to the Credit Agreement and the Subordinated Note Agreement (each a "Bank" and, collectively, the "Banks"), and CoBank, as administrative agent for the Banks (in such capacity, together with its successors in such capacity, "Administrative Agent"). All capitalized terms used herein and not defined herein shall have the meanings given to them in the Credit Agreement or to the extent not covered in the Credit Agreement, the Subordinated Note Agreement.

     2. Subject to the terms and conditions set forth in the Credit Agreement, Assignor is required to make Revolving Credit Facility Advances from time to time to Borrower in an aggregate principal amount outstanding at any time not to exceed _____________ Dollars ($____________) ("Individual Revolving Credit Facility Commitment").

     3. Advances made to Borrower by Assignor under the Credit Agreement with reference to Individual Revolving Credit Facility Advances in the aggregate principal amount of ________________ Dollars ($________) are outstanding at commencement of business on the date hereof. This Agreement shall become effective prior to any Advance made on the date hereof.

     4. Subject to the terms and conditions set forth in the Credit Agreement, Assignor is required to make Term Credit Facility Advances from time to time to Borrower in an aggregate principal amount outstanding at any time not to exceed _____________ Dollars ($____________) ("Individual Revolving Credit Facility Commitment").

     5. Advances made to Borrower by Assignor under the Credit Agreement with reference to Individual Term Credit Facility Advances in the aggregate principal amount of ________________ Dollars ($________) are outstanding at commencement of business on the date hereof. This Agreement shall become effective prior to any Advance made on the date hereof.

     6. Subject to the terms and conditions set forth in the Subordinate Note Agreement, Assignor is required to make loans from time to time to Borrower in an aggregate principal amount outstanding at any time not to exceed _____________ Dollars ($____________) ("Individual Subordinated Debt Facility Commitment").

     7. Advances made to Borrower by Assignor under the Subordinate Note Agreement with reference to Individual Subordinated Debt Credit Facility Advances in the aggregate principal amount of ________________ Dollars ($________) are outstanding at commencement of business on the date hereof. This Agreement shall become effective prior to any Advance made on the date hereof.

     8. Assignor desires to assign to Assignee all of the rights of Assignor under the Credit Agreement in respect of a portion of (i) its Individual Revolving Credit Facility Commitment thereunder in an amount equal to ________________ ($________) (the "Assigned Revolving Credit Facility Commitment"), (ii) together with a portion of its outstanding Revolving Credit Facility Advances in an amount equal to ________________ Dollars ($________) (the "Assigned Revolving Credit Facility Advances") (iii) its Individual Term Credit Facility Commitment thereunder in an amount equal to ________________ ($________) (the "Assigned Term Credit Facility Commitment"), (iv) together with a portion of its outstanding Term Credit Facility Advances in an amount equal to ________________ Dollars ($________) (the "Assigned Term Credit Facility Advances"), (v) its Individual Subordinated Debt Facility Commitment thereunder in an amount equal to ________________ ($________) (the "Assigned Subordinated Debt Facility Commitment"), (vi) together with a portion of its outstanding Subordinated Debt Facility Advances in an amount equal to ________________ Dollars ($________) (the "Assigned Subordinated Debt Facility Advances"), and Assignee desires to accept assignment of such rights and assume the corresponding obligations from Assignor on such terms. The Assigned Revolving Credit Facility Commitment, Assigned Term Credit Facility Commitment and the Assigned Subordinated Debt Facility Commitment are hereinafter collectively referred to as the "Assigned Commitments," and the Assigned Revolving Credit Facility Advances, Assigned Term Credit Facility Advances, and Assigned Subordinated Debt Facility Advances are hereinafter collectively referred to as the "Assigned Advances."

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

     SECTION 1. ASSIGNMENT. Assignor hereby assigns to Assignee all of the rights of Assignor under the Credit Agreement and the Subordinated Note Agreement in and to the Assigned

Assignment and Assumption Agreement                                        -3-


Commitments, and the Assigned Advances (together with interest on the Assigned Advances accrued thereon to the date of this Agreement), and Assignee hereby accepts such assignment from Assignor and assumes all of the obligations of Assignor under the Credit Agreement and the Subordinated Note Agreement in and to the Assigned Commitments and the Assigned Advances. Upon the execution and delivery hereof by Assignor, Assignee, Borrower, and the Administrative Agent and the payment of the amount specified in Section 2 below required to be paid on the date hereof (a) Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Credit Agreement (i) with an Individual Revolving Credit Facility Commitment in an amount equal to the Assigned Revolving Credit Facility Commitment, (ii) with Advances in a principal amount equal to the Assigned Revolving Credit Facility Advances, (iii) with an Individual Term Credit Facility Commitment in an amount equal to the Assigned Term Credit Facility Commitment, (iv) with Advances in a principal amount equal to the Assigned Term Credit Facility Advances, (v) with an Individual Revolving Credit Facility Commitment in an amount equal to the Assigned Revolving Credit Facility Commitment, (vi) with Advances in a principal amount equal to the Assigned Revolving Credit Facility Advances, and (b) Assignee shall, as of the commencement of business on the date hereof, succeed to the rights and be obligated to perform the obligations of a Bank under the Subordinated Note Agreement (i) with an Individual Subordinated Note Facility Commitment in an amount equal to the Assigned Subordinated Note Facility Commitment, (ii) with Advances in a principal amount equal to the Assigned Subordinated Note Facility Advances, and (c) the Individual Revolving Credit Facility Commitment, Individual Term Credit Facility Commitment and the Individual Subordinated Note Facility Commitment and the Advances of Assignor shall, as of the commencement of business on the date hereof, be reduced correspondingly and Assignor released from its obligations under the Credit Agreement and Subordinated Note Agreement to the extent such obligations have been assumed by Assignee. The assignment provided for herein shall be without recourse to Assignor, except that Assignor warrants that it owns the Assigned Facility Advances free and clear of any Liens and that it has the right to make the assignments contemplated by this Agreement.

     SECTION 2. PAYMENTS. As consideration for the assignment and sale contemplated in Section 1 hereof, Assignee shall pay to Assignor on the date hereof in immediately available funds an amount equal to ________________ ($________) [insert the amount of the Assigned Facility Advances and accrued interest thereon and such other amount as is agreed to between Assignor and Assignee]. It is understood that interest and commitment fees and other fees payable to Assignor under the Credit Agreement accrued to the date hereof are for the account of Assignor and such fees accruing from and including the date hereof are for the account of Assignee. Each of Assignor and Assignee hereby agrees that if it receives any amount under the Credit Agreement which is for the account of the other party hereto, it shall receive the same for the account of such other party to the extent of such other party's interest therein and shall promptly pay the same to such other party.

     SECTION 3. CONSENT OF BORROWER. This Agreement is conditioned upon the consent of

Assignment and Assumption Agreement                                        -4-

Borrower pursuant to Section 13.5 of the Credit Agreement and 9.4 of the Subordinated Note Agreement. The execution of this Agreement by Borrower is evidence of such consent. Pursuant to Section 13.5 of the Credit Agreement and
9.4 of the Subordinated Note Agreement, Borrower has agreed to execute and deliver (1) to Assignee a Revolving Credit Facility Note, payable to the order of Assignee to evidence the assignment and assumption provided for herein and
(2) to Assignor, in substitution for its existing Note a Revolving Credit Facility Note payable to the order of Assignor to evidence the assignment and assumption provided for herein, (3) to Assignee a Term Credit Facility Note, payable to the order of Assignee to evidence the assignment and assumption provided for herein, (4) to Assignor, in substitution for its existing Note a Term Credit Facility Note payable to the order of Assignor to evidence the assignment and assumption provided for herein, (5) to Assignee a Subordinated Note Facility Note, payable to the order of Assignee to evidence the assignment and assumption provided for herein and (6) to Assignor, in substitution for its existing Note a Subordinated Note Facility Note payable to the order of Assignor to evidence the assignment and assumption provided for herein.

     SECTION 4. NON-RELIANCE ON ASSIGNOR. Assignor makes no representation or warranty in connection with, and shall have no responsibility with respect to, the solvency, financial condition, or statements of Borrower or any other party to any Loan Document, or the validity and enforceability of the obligations of Borrower or any other party to a Loan Document in respect of the Credit Agreement, Subordinated Note Agreement, any Note, or any other Loan Document. Assignee acknowledges that it has, independently and without reliance on Assignor, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and will continue to be responsible for making its own independent appraisal of the business, affairs and financial condition of Borrower and any other party to the Loan Documents.

     SECTION 5. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Colorado.

     SECTION 6. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.

[NAME OF ASSIGNOR]            [NAME OF ASSIGNEE]

Assignment and Assumption Agreement                                        -5-


By:  _______________________  By:  _______________________
     Name:                         Name:
     Title:                        Title:

Assignment and Assumption Agreement                                        -6-



                              Applicable Lending Office:
                              Address for Notices:
                              [Assignee]
                              [address]
                              Attention: _______________
                              Telephone:  (___) ________
                              Facsimile: (___) ________

COBANK, ACB,                  PF ACQUISITION, INC.,
as Administrative Agent       as Borrower

By:  _______________________  By:  _______________________
     Name:                         Name:
     Title:                        Title:

                                    EXHIBIT B

                              BORROWING BASE REPORT
                      COBANK, ACB, AS ADMINISTRATIVE AGENT

--------------------------------------------  --------------------------------------------  -----------------------
NAME OF BORROWER                              CITY, STATE                                   FOR PERIOD ENDING (DATE)
PF ACQUISITION II, INC.                       ROCHESTER, NEW YORK
--------------------------------------------  --------------------------------------------  -----------------------

                                               PART A--ELIGIBLE INVENTORY

TYPES OF ELIGIBLE INVENTORY                                VALUE                    ADVANCE                      MAXIMUM ADVANCE
                                                                                      RATE                           ALLOWABLE
Eligible Inventory as defined under the
Credit Agreement                                $                                     65%           =      $
                                                -------------------------------                            -----------------------

TOTAL PART A:                                                                                              $
                                                                                                           ------------------------


                                               PART B--ELIGIBLE RECEIVABLES
                                            AS DEFINED IN THE CREDIT AGREEMENT

---------------------------------------------------------------------------------------------------------------------------------
                                                 Account Receivable Aging
---------------------------------------------------------------------------------------------------------------------------------
       0 - 30 Days                31 - 60 Days               61 - 90 Days               Over 90 Days                   Total
---------------------------------------------------------------------------------------------------------------------------------
$                          $                          $                          $                          $
---------------------------------------------------------------------------------------------------------------------------------

                                                     AMOUNT                         ADVANCE                     MAXIMUM ADVANCE
                                                                                     RATE                          ALLOWABLE
Total Receivables                      $
                                       --------------------------------------------
     Less: Intercompany                $(                                         )
                                       --------------------------------------------
           Legal Offsets               $(                                         )
                                       --------------------------------------------
           Contra Accounts             $(                                         )
                                       --------------------------------------------
           Foreign                     $(                                         )
                                       --------------------------------------------
           Aged Accounts               $(                                         )
                                       --------------------------------------------
           Government                  $(                                         )
                                       --------------------------------------------
           Other Liens                 $(                                         )
                                       --------------------------------------------
Eligible Receivables                   $                                               85%         =   $
                                       --------------------------------------------                    ------------------------
TOTAL PART B:
                                                                                                       $
                                                                                                       ------------------------
SUBTOTAL FOR PARTS A & B                                                                               $
                                                                                                       ------------------------

                                        PART C--BORROWING BASE CALCULATION

1.   SUBTOTAL (Add Totals from Parts A and B).                                                      $
                                                                                                        -----------------------
2.   Subtract all crop payments owing to persons or entities
     who are not members of the borrower and who have not waived
     their right to a lien or are producers in the State of Washington.   $(                )
                                                                          -------------------

3.   Subtract amounts secured by other involuntary liens.                 $(                )
                                                                          -------------------
4.   Subtotal of Lines 2 & 3                                                                        $(                         )
                                                                                                    ---------------------------

5.   BORROWING BASE (Line 1 minus Line 4).                                                          $
                                                                                                    ---------------------------
6.   Outstanding Revolving Balance under Credit Agreement on period end date.
                                                                                                    $
7.   Excess Or Deficit On Period End Date (Line 5 - Line 6).                                        ---------------------------

                                                                                                    $
                                                                                                    ---------------------------

NOTE: IF LINE 7 IS A DEFICIT, REMIT THE DEFICIT TO COBANK, AS ADMINISTRATIVE AGENT. I HEREBY CERTIFY THAT TO THE BEST OF MY KNOWLEDGE THIS INFORMATION IS CORRECT.


---------------------------------------------- -----------------------------------  --------------------------------------------
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                                                    EXHIBIT C - CREDIT AGREEMENT

Return Address:

CoBANK, ACB
P.O. Box 5110
Denver, CO 80217

          SENIOR LINE OF CREDIT, TERM LOAN MORTGAGE AND FIXTURE FILING

THIS MORTGAGE, made and entered into this 22nd day of February, 1999, by      PF
ACQUISITION II, INC., whose address is 90 Linden Place, Rochester, New York
14625 (hereinafter referred to as "Mortgagor"), and COBANK, ACB, a corporation organized and existing under the laws of the United States of America, located at 5500 South Quebec Street, Englewood, Colorado 80111, P.O. Box 5110 Denver,
Colorado 80217, as Administrative Agent for the Banks party to the Loan
Agreement referred to below (hereinafter referred to as "Mortgagee"),

                              W I T N E S S E T H:

This document is intended as a mortgage to secure performance of the covenants and agreements herein contained and contained in the Loan Documents (as defined in that certain Credit Agreement dated as of February 22, 1999 among Mortgagor, the Banks party hereto, and CoBank, ACB, as Administrative Agent for such Banks
(as the same may be amended, modified or supplemented from time to time, the "Loan Agreement")), and to secure payment of the loans made by the Banks pursuant to the Loan Agreement in the aggregate sum of NINETY MILLION AND NO/100
DOLLARS ($90,000,000.00) evidenced by a Revolving Credit Facility Note (as defined in the Loan Agreement) in the amount of $60,000,000.00 in favor of CoBank, ACB dated February 22, 1999 maturing on June 29, 2002 and a Term Credit
Facility Note (as defined in the Loan Agreement) in the amount of $30,000,000.00 in favor of CoBank, ACB dated February 22, 1999 maturing on June 29, 2002, together with interest payable on the unpaid balance thereof at the rate(s) specified in the foregoing promissory notes, and any and all renewals or extensions thereof.

In consideration therefor and for value received by Mortgagor from Mortgagee, Mortgagor does hereby mortgage, grant, bargain, sell and convey unto Mortgagee, its successors and assigns, the following-described real property, situate in the COUNTY OF MARION, STATE OF OREGON:

MARION COUNTY, OREGON

SITE 4, PARCEL 1:

Parcel 2 of PARTITION PLAT 96-98, filed for record on November 8, 1996 in Reel
1353, Page 36, Microfilm records, Marion County, Oregon.







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SITE 6, PARCEL 1

Beginning at the Northwest corner of that certain tract of land deeded to David
Clark by George Taylor and wife, which deed was recorded July 19, 1910 on Page
583, Book 114 of Deed Records of Marion County, Oregon; thence South 32[d] 15'
West 22 feet; thence South 59[d] 47' East 338.76 feet, more or less, to the East boundary of Lot 3 of the North 1/2 of the Donation Land Claim of B. S. Bonney and wife; thence North 32[d] 15' East along said line 22 feet to the South boundary line of the Woodburn-Natron Branch of the Southern Pacific Railroad;
thence North 60[d] 45' West 339 feet to the place of beginning, and being a part of Lot 3, of the North 1/2 of the Donation Land Claim of B. S. Bonney and wife in Township 5 South, Range 1 West of the Willamette Meridian in Marion County,
Oregon.

SAVE AND EXCEPT, the land conveyed to the State of Oregon by Ray-Brown Company, Inc., by deed recorded in Volume 216, Page 177, Deed Records of Marion County,
Oregon.

SAVE AND EXCEPT, that parcel of land situate in the B. S. Bonney Donation Land
Claim in Section 17, Township 5 South, Range 1 West of the Willamette Meridian,
Marion County, Oregon, which is more particularly described as follows:
Beginning at an iron pipe on the Southwesterly right-of-way line of the Southern
Pacific Railroad, from whence the Southwest corner of Lot 4, of the Subdivision of the North 1/2 of the B. S. Bonney Donation Land Claim, bears South 32[d] 30'
West 221.90 feet and South 60[d] 45' East 96.90 feet and South 32[d] 28' West
308.50 feet and South 59[d] 26' East 35.76 feet and South 32[d] 15' West 434.1 feet and running thence North 60[d] 45' West 168.00 feet along the Southwesterly right-of-way line of the Southern Pacific Railroad to a 3/4" iron pipe; thence
South 32[d] 30' West 22.00 feet to a 3/4" iron pipe on the Southwesterly right-of-way line of Pacific Highway U.S. 99E; thence South 60[d] 45' East
168.00 feet, parallel to said railroad right-of-way; thence North 32[d] 30' East
22 feet to the point of beginning.

SITE 6, PARCEL 2

Beginning at an iron pin in the South line of the Southern Pacific Railroad right-of-way 13.22 chains South 86[d] 45' West and 14.12 chains South 32[d] 6'
West from the most Easterly Northeast corner of the B. S. Bonney Donation Land
Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion
County, Oregon; thence South 32[d] 6" West, 6.74 chains to a stone in the Southeast corner of Lot 4 of the B. S. Bonney Subdivision; thence South 89[d]
47' West along the line dividing said claim in North and South halves, 14.44 chains to an iron bolt; thence North 31[d] 57' East, 13.82 chains to an iron bolt in the South line of said right-of-way of the Southern Pacific Railroad
Company; thence South 60 58' East along said right-of-way, 12.26 chains to the point of beginning, and situated in the North 1/2 of the B. S. Bonney Donation
Land Claim in Township 5 South, Range 1 West of the Willamette Meridian in
Marion County, Oregon.







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SITE 6, PARCEL 3

Beginning on the division line, dividing the B. S. Bonney Donation Land Claim into North and South halves, at a point which is 13.20 chains South 86[d] 45'
West and 20.92 chains South 32[d] 15' West of the most Easterly Northeast corner of the said B. S. Bonney Donation Land Claim and running thence North 32[d] 15'
East 435 feet to the South line of the Woodburn-Silverton Branch of the Southern
Pacific Railroad right-of-way; thence South 60[d] 45' East along the South line of said right-of-way 735.5 feet to its intersection with said division line;
thence West along said division line 920 feet to the place of beginning, and being a part of Lot 5 of the North 1/2 of said Donation Land Claim, in Township
5 South, Range 1 West of Willamette Meridian in Marion County, Oregon.

SITE 6, PARCEL 4

Beginning at a point on the South boundary line of the Southern Pacific Railroad right-of-way which is 531.2 feet North 32[d] 15' East of the Southeast corner of a 4.103 acre tract of land formerly owned by N. F. Strain, said tract being a part of Lot 3 of the North 1/2 of the Donation Land Claim of B. S. Bonney and wife in Township 5 South, Range 1 West of the Willamette Meridian in Marion
County, Oregon; thence South 32[d] 15' West 22 feet; thence South 60[d] 58' East parallel with said right-of-way 1.424 chains; thence North 32[d] 15' East 22 feet to the South boundary line of said right-of-way; thence North 60[d] 58'
West along said South boundary line 1.424 chains to the place of beginning, and being situated in Donation Land Claim of B. S. Bonney and wife in Township 5
South, Range 1 West of the Willamette Meridian in Marion County, Oregon.

SITE 6, PARCEL 5

Beginning at a point which is North 19[d] 45' East 13.645 chains and South 87[d]
22' East 32.284 chains and North 19[d] 23' East 44.62 chains from the Southwest corner of the Thomas Fitzgerald Donation Land Claim in Township 5 South, Range 1
West of the Willamette Meridian, and running thence South 59[d] 55' East along the South boundary line of the Southern Pacific Railroad right-of-way 1.28 chains; thence South 19[d] 23' West 3.54 chains; thence North 59[d] 55' West
1.28 chains; thence North 19[d] 23' East 3.54 chains to the place of beginning, being situated in Marion County, Oregon.

SITE 6, PARCEL 6

Beginning at a point which is reached by beginning at the Southwest corner of the Thomas Fitzgerald Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, in Marion County, Oregon, and running thence North
19[d] 45' East 13.645 chains; thence South 87 22' East 22.40 chains; thence
North 19[d] 45' East 45.80 chains to the Northwest corner of that certain tract deeded to Rudolph Zak, Edward Zak and Anna Zak, his wife, by deed recorded at Page 526, Book 162, Records of Deeds for Marion County, Oregon; running thence along the West line of additional






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land of said Zak Brothers, said land being described in deed recorded at Page
527, Book 162, Records of Deeds for Marion County, Oregon, Northeasterly 184.7 feet to a point on the South line of the Southern Pacific Railroad right-of-way and being the beginning point of the herein described tract; running thence along said railroad right-of-way boundary South 60[d] 26' East 551.2 feet, more or less, to the Northeast corner of the above described Zak land; thence along the East line of said Zak land South 19[d] 23' West 130.0 feet; thence parallel with the said railroad North 60[d] 26' West 130.0 feet; thence North 19[d] 23'
East 119.9 feet; thence on a line parallel to and 10 feet from said railroad right-of-way boundary North 60[d] 26' West 421.2 feet, more or less, to a point in the West line of said additional land of Zak Brothers, 10 feet Southwest of point of beginning; thence Northeast along said West line of Zak Brothers additional property, 10 feet to point of beginning. SAVE AND EXCEPT, the Westerly 25 feet for a roadway.

SITE 6, PARCEL 7

Beginning at an iron pipe which marks the point of beginning of a tract of land conveyed to Irene McMahan, by deed recorded in Volume 490, Page 3, Deed Records of Marion County, Oregon, which point is 434.1 feet North 32[d] 15' East from the Southwest corner of Lot 4 of the subdivision of the North 1/2 of the B. S.
Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette
Meridian in Marion County, Oregon; and running thence North 59[d] 26' West a distance of 35.76 feet along the South line of said McMahan tract to an iron pipe at the Southwest corner thereof; thence North 32[d] 28' East a distance of
308.50 feet along the West line of said tract and extended to an iron pipe;
thence North 60[d] 45' West a distance of 74.90 feet to an iron pipe at an angle point on the West line of said tract; thence North 32[d] 30' East a distance of
199.90 feet along the said West line to the iron pipe at the Northwest corner of said tract; thence South 60[d] 45' East a distance of 202.98 feet along the North line of said tract to the Northeast corner thereof; thence South 32[d] 15'
West a distance of 508.60 feet along the West line of said tract to an iron pipe; thence North 60[d] 58' West a distance of 94.3 feet, more or less, to the point of beginning.

SITE 6, PARCEL 8

Beginning on the East boundary of the B. S. Bonney Donation Land Claim in
Township 5 South, Range 1 West of the Willamette Meridian in Marion County,
Oregon, at a point which is 25.95 chains North 19[d] 40' East from the Southeast corner thereof; thence West 2,641.16 feet to the Easterly line of the Pacific
Highway as same is located in the said Township and Range; thence North 32[d]
31' East along the Easterly line of the said Pacific Highway, 186.78 feet to the line dividing the said Bonney Donation Land Claim into North and South halves;
thence North 89 52' East along the line dividing the said claim into North and South halves a distance of 2,598.02 feet to the Easterly line of said Bonney
Donation Land Claim; thence South 19[d] 20' West along the Easterly line of the said claim 172.42 feet to the place of beginning.







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SAVE AND EXCEPT, a strip of land 60.00 feet wide conveyed to Oregonian Railroad
Company Limited by deed recorded in Volume 26, Page 81, of Deed Records, Marion
County, Oregon.

SAVE AND EXCEPT, that parcel of land situate in Section 17, Township 5 South,
Range 1 West of the Willamette Meridian, Marion county, Oregon, which is more particularly described as follows: Beginning at the Southeast corner of that tract of land conveyed to Terminal Ice and Cold Storage Company by deed recorded in Volume 593, Page 395, Marion County Record of Deeds, said Southeast corner being recorded as bearing South 19[d] 22' West 1,283.53 feet from the most
Easterly Northeast corner of the Bradford S. Bonney Donation Land Claim No. 47,
Township 5 South, Range 1 West of the Willamette Meridian, Marion County,
Oregon; and running thence from the true point of beginning; South 19[d] 22'
West 70 feet, more or less, along the Southwesterly extension of the Southeasterly boundary line of said Terminal Ice and Cold Storage Company tract to the Northwesterly right-of-way line of the Southern Pacific Railroad; thence
North 60[d] 57' West 139 feet, more or less, along said Northwesterly railroad right-of-way line to the most Easterly Southwest corner of said Terminal Ice and Cold Storage Company tract; thence South 89[d] 45' East 144.54 feet along the
Southerly boundary line of said Terminal Ice and Cold Storage Company tract to the point of beginning.

SITE 6, PARCEL 9

Beginning at a stone in the East line of the B. S. Bonney Donation Land Claim in Township 5 South, Range 1 West of the Willamette Meridian, Marion County,
Oregon, said stone being 646.61 feet North 19[d] 38' East from the Southeast corner of said claim; and running thence South 87[d] 52' West 1,087.62 feet to a stone; thence North 19[d] 39' East 1,091.81 feet to an iron pipe; thence North
89[d] 48' West 1,574.67 feet to a point in the Easterly right-of-way line of the Pacific Highway; thence North 32[d] 30' East 18.93 feet along said Easterly line, to an iron pipe; thence South 89[d] 48' East 2,640.76 feet to a stone in the East line of said B. S. Bonney Donation Land Claim; thence South 19[d] 38'
West 1,061.66 feet along said East line to the point of beginning.

SITE 6, PARCEL 10

Beginning at an iron pipe which is 2,092.52 feet South 87[d] 49' West and 625.00 feet North 04[d] 46' East and 1,028.01 feet North 10[d] 05' East from the
Southeast corner of the B. S. Bonney Donation Land Claim in Township 5 South,
Range 1 West of the Willamette Meridian, Marion County, Oregon; and running thence North 89[d] 48' West 247.23 feet to an iron pipe in the Easterly right-of-way line of the Pacific Highway; thence South 32[d] 30' West 206.88 feet along said Easterly line to an iron pipe; thence South 82[d] 26'
East 322.67 feet to an iron pipe; thence North 10[d] 05' East 219.51 feet to the point of beginning.

SITE 6, PARCEL 11








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Beginning at a stone at the Southeast corner of the B. S. Bonney Donation Land
Claim in Township 5 South, Range 1 West of the Willamette Meridian, Marion
County, Oregon; and running thence South 87[d] 49' West along the South line of said claim 2,092.52 feet to a stone; thence North 04[d] 46' East 625.00 feet along the East line of that certain tract of land described in Volume 449, Page
282, Marion County Deed Records to a stone at the Northeast corner thereof;
thence North 10[d] 05' East 1,028.01 feet to an iron pipe; thence North 89[d]
48' West 247.23 feet to an iron pipe set in the Easterly right-of-way line of the Pacific Highway; thence North 32[d] 30' East 54.42 feet along said Easterly line to a point; thence South 89[d] 48' East 1,574.67 feet to an iron pipe;
thence South 19[d] 39' West 1,091.81 feet to a stone; thence North 87[d] 52'
East 1,087.62 feet to a stone in the East line of said B. S. Bonney Donation
Land Claim; thence South 19[d] 38' West 646.61 feet along said East line to the point of beginning.

SAVE AND EXCEPT, a portion of that tract of land conveyed to Agripac, Inc., an Oregon Cooperative Corporation by Warranty Deed, recorded in Reel 918, Page 429,
Microfilm Records, Marion County, Oregon; said beginning point of the following described parcel, being an iron rod with plastic cap marked LS 1362 and lying
3,589.65 feet North 16[d] 59'26" West of the Southeast corner of Neil Johnson
Donation Land Claim No. 69 in Township 5 South, Range 1 West of the Willamette
Meridian, Marion County, Oregon; thence along the Westerly boundary of said
Agripac tract the following courses: South 86[d] 53'16" West 730.83 feet to the East right-of-way of Pacific Highway 99E; thence North 31[d] 35'00" East along said right-of-way 72.98 feet; thence North 86 53'16" East 702.36 feet to an iron pipe; thence North 9[d] 10'24" East 195.00 feet; thence leaving said Westerly boundary North 30[d] 12'00" East 409.00 feet; thence North 0[d] 34'00" West
391.00 feet; thence South 86[d] 37'53" East 494.69 feet; thence South 61[d]
37'04" East 591.66 feet; thence South 28[d] 22'56" West 1,030.50 feet; thence
North 61[d] 37'04" West 396.67 feet; thence North 85[d] 47'24" West 419.43 feet to the point of beginning.

SITE 6, PARCEL 12

That parcel of land situate in the B. S. Bonney Donation Land Claim, Section 17,
Township 5 South, Range 1 West of the Willamette Meridian, Marion County,
Oregon, described in Volume 579, Page 486 of the Deed Records of Marion County,
Oregon, which is more particularly described as follows: Beginning at a 3/4" iron pipe from whence the Southwest corner of Lot 4 of the subdivision of the North 1/2 of B. S. Bonney Donation Land Claim bears South 60[d] 45' East 74.90 feet and South 32[d] 28' West 308.50 feet and South 59[d] 26' East 35.76 feet and South 32[d] 15' West 434.1 feet and running thence North 60[d] 45' West 22 feet to an iron pipe; thence North 32[d] 30' East 199.90 feet; thence South
60[d] 45' East 22.00 feet; thence South 32[d] 03' West 199.90 feet to the point of beginning.

SITE 6, PARCEL 13

That tract of land situate in Sections 19 and 20, Township 5 South, Range 1 West of the Willamette









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Meridian in Marion County, Oregon, which is more particularly described as follows: Beginning at an iron bar on the Southerly boundary line of that tract of land conveyed to General Foods Corporation by deed recorded in Volume 547, Page 833, Marion County Record of Deeds, said iron bar being also the Northeasterly corner of that tract of land conveyed to F and D Geschwill by deed recorded in Volume 404, Page 152, Deed Records for Marion County, Oregon, in
Sections 19 and 20, Township 5 South, Range 1 West of the Willamette Meridian,
Marion County, Oregon, which bears South 89[d] 45' East 309.21 feet and North
31[d] 59' East 3,330.55 feet and North 86[d] 53' East 1,070.32 feet from the most Southerly Southwest corner of the Neil Johnson Donation Land Claim No. 69, and running thence from the true point of beginning; South 18[d] 50' West
2,665.47 feet along the Easterly boundary line of said Geschwill tract to a 3/4" iron pipe; thence South 89[d] 39'30" West 1,753.47 feet to a 3/4" iron pipe on the Westerly boundary of that tract of land conveyed to F and D Geschwill by deed recorded in Volume 465, Page 177, Deed Records for Marion County, Oregon;
thence North 31[d] 59' East 2,917.55 feet along said Westerly boundary and the Northeasterly extension thereof to a 3/4" iron pipe on the Northerly boundary line of said Geschwill tract recorded in Volume 404, Page 152, Deed Records for Marion County, Oregon; thence North 86[d] 53' East 1,070.32 feet to the point of beginning.

SAVE AND EXCEPT, beginning at a point on the West line of that tract of land conveyed to Fred Geschwill by deed recorded in Volume 288, Page 341, Deed
Records for Marion County, Oregon, which is South 18[d] 50'49" West 1,654.33 feet and South 89[d] 39'30" West 1,053.19 feet from the Northeast corner of the Neil Johnson Donation Land Claim No. 69 in Township 5 South, Range 1 West of the
Willamette Meridian in Marion County, Oregon; thence South 18[d] 49'55" West
1,064.46 feet; thence South 89[d] 39'30" West 1,753.46 feet to an iron pipe in the Southwest corner of that tract of land conveyed to General Foods Corporation by deed recorded in Volume 625, Page 152, Deed Records for Marion County,
Oregon; thence North 31[d] 59' East 1,189.80 feet along the West line of said
General Foods tract to a 5/8 iron rod; thence North 89[d] 39'30" East 1,466.84 feet to the place of beginning.

SITE 6, PARCEL 14

Beginning at the Northeast corner of the Neil Johnson Land Claim No. 69 in
Township 5 South, Range 1 West of the Willamette Meridian, Marion County,
Oregon; thence South 18[d] 50'49" West 1,654.33 feet along the East line of said claim to 1 5/8" iron rod; thence South 89[d] 39'30" West 1,053.19 feet to a point in the West line of the Fred Geschwill tract as described in Volume 288, Page 341, Deed Records for Marion County, Oregon; thence North 18[d] 49'55" East
1,599.87 feet to an iron bar in the North line of said claim; thence North 86[d]
55'04" East 1,072.71 feet to the place of beginning.

SITE 6, PARCEL 15









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Beginning at an iron pipe in the West line of the Thomas Fitzgerald Donation
Land Claim 13.645 chains from the Southwest corner of the same in Township 5
South, Range 1 West of the Willamette Meridian, in Marion County, Oregon; thence
North 19[d] 45' East along the West line of said claim 45.40 chains to a stone;
thence South 88[d] 17' East 11.26 chains to the iron bar; thence South 19[d] 45'
West 45.60 chains to an iron bar; thence North 87[d] 23' West 11.20 chains to the point of beginning, being situated in the Thomas Fitzgerald Donation Land
Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion
County, Oregon.

SITE 6, PARCEL 16

Beginning at a point 13.645 chains North 19[d] 45' East and 11.20 chains South
87[d] 22' East from the Southwest corner of the Thomas Fitzgerald Donation Land
Claim in Township 5 South, Range 1 West of the Willamette Meridian in Marion
County, Oregon; thence North 19[d] 45' East 9.32 chains to an iron pipe; thence
South 87[d] 22' East 5.615 chains to the Southwest corner of a tract of land conveyed to Harvey E. Mikkelson, et al, by deed recorded in Volume 455, Page
502, Deed Records for Marion County, Oregon; thence North 19[d] 45' East 30.439 chains; thence South 70[d] 15' East 5.346 chains; thence North 19[d] 45' East
7.672 chains to an iron bar at the Northwest corner of the fourth tract of land described in deed to Harvey E. Mikkelson, et al, recorded in Volume 444, Page
672, Deed Records for Marion County, Oregon; thence South 88 17' East 1.09 chains to a stone at most Westerly Southwest corner of a tract of land deeded to Martin Aicher by Sebastian Aicher, et ux, by deed recorded in Volume 73, Page
450, Deed Records for Marion County, Oregon; thence North 18[d] 44' East 2.80 chains to an iron pipe in the South line of the Southern Pacific Railroad right-of-way; thence South 60[d] 26' East 5.74 chains along said right-of-way to the Northerly boundary of the first tract of land described in said deed to Harvey E. Mikkelson, et al, recorded in Volume 444, Page 672, Deed Records;
thence South 60[d] 26' East along said Northerly boundary a distance of 2.62 chains to the Northeasterly corner of said parcel; thence South 19[d] 23' West
44.62 chains; thence North 87[d] 22' West 21.084 chains to the place of beginning.

SAVE AND EXCEPT, beginning at a point which is reached by beginning at the Southwest corner of the Thomas Fitzgerald Donation Land Claim in Township 5
South, Range 1 West of the Willamette Meridian, in Marion County, Oregon, and running thence North 19[d] 45' East 13.645 chains; thence South 87[d] 22' East
22.40 chains; thence North 19[d] 45' East 45.80 chains to the Northwest corner of that certain tract deeded to Rudolph Zak, Edward Zak and Anna Zak, his wife, by deed recorded at Page 426, Book 162, Records of Deeds for Marion County,
Oregon; running thence along the West line of additional land of said Zak
Brothers, said land being described in deed recorded at Page 527, Book 162, Records of Deeds for Marion County, Oregon, Northeasterly 184.7 feet to a point on the South line of the Southern Pacific Railroad right-of-way and being the beginning point of the herein described tract; running thence along said railroad right-of-way boundary South 60[d] 26' East 551.2 feet, more or less, to the Northeast corner of the above described Zak land; thence along the East line of said Zak land South 19[d] 23' West 130.0 feet; thence parallel with the said









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railroad North 60[d] 26' West 130.0 feet; thence North 19[d] 23' East 119.9 feet; thence on a line parallel to and 10 feet from said railroad right-of-way boundary North 60[d] 26' West 421.2 feet, more or less, to a point in the West line of said additional land of Zak Brothers, 10 feet Southwest of point of beginning; thence Northeast along said West line of Zak Brothers additional property, 10 feet to point of beginning. SAVE AND EXCEPT, the Westerly 25 feet for a roadway.

SITE 6, PARCEL 17

Beginning at an iron pipe on the North line of the Southern Pacific Railroad right-of-way at a point 93 links North 18[d] 44' East from the North corner of the last above mentioned tract; thence North 18[d] 44' East 2.96 chains to the centerline of the county road; thence South 27[d] 29' East along the center of said road 5.37 chains to an iron pipe in the North line of the said railroad right-of-way; thence North 60[d] 26' West 3.95 chains to the point of beginning.

SITE 6, PARCEL 18

Beginning at a car spring on the Northerly boundary line of that tract of land described in contract to A. L. Steffen and E. I. Steffen, recorded in Volume
460, Page 90, Deed Records for Marion County, Oregon, said car spring marking the Southeast corner of that tract of land conveyed to H. E. Mikkelson and M.
Mikkelson, by deed recorded in Volume 444, Page 672, Deed Records for Marion
County, Oregon, said car spring is recorded as bearing North 19[d] 45' East
900.57 feet and South 87[d] 22' East 2,130.7 feet from the Southwest corner of the Thomas Fitzgerald Donation Land Claim No. 54 in Township 5 South, Range 1
West of the Willamette Meridian in Marion County, Oregon; and running thence from the true point of beginning; South 88[d] 04'10" East 2,865.86 feet along said Northerly boundary line of said Steffen tract to a 1/2" iron pipe marking the Northeasterly corner of said tract; thence South 12 West 874.70 feet to a two inch iron pipe marking the Southeasterly corner of that tract of land described in contract to A. L. Steffen and E. I. Steffen, recorded in Volume
520, Page 84, Deed Records for Marion County, Oregon; thence North 88[d] 02'
West 1,042.05 feet along the Southerly boundary line of said Steffen tract to a 1/2" iron pipe; thence North 01[d] 55'50" East 840.83 feet to a 1/2" iron pipe on a line parallel with and a perpendicular distance of 20.00 feet, measured Southerly from said Northerly boundary line of said Steffen tract described in Volume 460, Page 90, Deed Records for Marion County, Oregon;
thence North 88[d] 04'10" West 1,697.06 feet along said line parallel with said Northerly boundary line to a 1/2" iron pipe; thence North 08[d] 03'24"
East 20.31 feet to a 1/2" iron pipe on the said Northerly boundary line;
thence South 88[d] 04'10" East 22.66 feet along said Northerly boundary line to the point of beginning.

SITE 6, PARCEL 19

Beginning on the Westerly line and 6.78 chains North 19 45' East from the Southwest corner of the Thomas Fitzgerald Donation Land Claim No. 54 in Township
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Willamette Meridian in Marion County, Oregon; thence North 19[d] 45' East 6.865 chains along the Westerly line of said Fitzgerald Claim; thence South 87[d] 22'
East 2,108.08 feet to the Northwesterly corner of a tract of land conveyed to General Foods Corporation, by deed recorded in Volume 640, Page 501, Deed
Records for Marion County, Oregon; thence South 08[d] 03'24" West 20.31 feet to
1/2 inch iron pipe; thence South 88[d] 04'10" East 1,697.06 feet to a 1/2 inch iron pipe; thence South 1[d] 55'50" West to a point on the Southerly line of a tract described in Agreement recorded in Volume 460, Page 90, Deed Records of
Marion County, Oregon; thence North 87[d] 14' West 3,918.00 feet, more or less, to a point which is 10.00 feet from the Westerly line of said Fitzgerald Claim, as measured perpendicular thereto; thence South 19[d] 45' West 6.70 chains to a point on the Southerly line of said Fitzgerald Claim, which is South 87[d] 14'
East 10.00 feet from the Southwest corner thereof; thence North 87[d] 14' West
10.00 feet from the Southwest corner of said Fitzgerald Claim; thence North
19[d] 45' East 6.78 chains to the place of beginning.

SITE 6, PARCEL 20

Beginning at the Southwest corner of the Donation Land Claim of Thomas
Fitzgerald and wife, in Township 5 South, Range 1 West of the Willamette
Meridian, in said County and State; thence North 19[d] 45' East 6.78 chains along the West line of the Thomas Fitzgerald claim; thence South 87[d] 14'
East 76.47 chains to the East line of said claim; thence South 11[d] 54' West
6.586 chains to the Southeast corner of the Thomas Fitzgerald claim; thence
North 87[d] 14' West 77.41 chains along the South line of the said claim to the place of beginning.

SAVE AND EXCEPT, that portion thereof included in deed to General Foods
Corporation recorded December 14, 1967 in Book 640, Page 501, Deed Records,
Marion County, Oregon.

SITE 6 PARCEL 21: (PLANT 8)

All of Mortgagor's right, title and interest in and to that certain real property facility lease between PF Acquisition II, Inc., (as Assignee to
Agripac, Inc.) as Lessee, and Greenfield Partners, Ltd., an Oregon limited partnership as Lessor, pursuant to an undated Lease related to the real property more particularly described below:

IMPROVEMENTS ONLY on the following described parcel:

A portion of that tract of land conveyed to Agripac, Inc., an Oregon Cooperative
Corporation by Warranty Deed, recorded in Reel 918, Page 429, Microfilm Records,
Marion County, Oregon; said beginning point of the following described parcel, being an iron rod with plastic cap marked LS 1362 and lying 3,589.65 feet North
16[d] 59'26" West of the Southeast corner of Neil Johnson Donation Land Claim
No. 69, in Township 5 South, Range 1 West of the Willamette Meridian, Marion
County, Oregon; thence along the westerly boundary of said Agripac tract the following courses: 86[d] 53'16" West, 730.83 feet to the east right of way of Pacific Hwy 99E; thence North 31[d] 35'00" East along










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said right of way, 72.98 feet; thence North 86[d] 53'16" East, 702.36 feet to an iron pipe; thence North 9[d] 10'24" East, 195.00 feet; thence leaving said westerly boundary, North 30[d] 12'00" West 391.00 feet; thence South 86[d]
37'53" East, 494.69 feet; thence South 61[d] 37'04" East, 591.66 feet; thence
South 28[d] 22'56" West, 1,030.50 feet; thence North 61[d] 37'04" West 396.67 feet; thence North 85[d] 47'24" West, 419.43 feet to the point of beginning.

SITE 6 PARCEL 22: All of Mortgagor's right, title and interest in and to that certain real property lease dated February 1, 1999, between Agripac, Inc. and assumed by PF Acquisition II, Inc., as Lessee, and Albert J. Kowash, Trust as
Lessor, pursuant to an Lease related to the real property more particularly described below and including all rights and benefits under that certain
Amendment to Permission to Utilize and Maintain Underground Water Lines dated
February 19, 1999, between Albert J. Kowash, Trust and Agripac, Inc. and assumed by PF Acquisition II, Inc.:

Tract One:

Beginning 22.965 chains North 19[d] 45' East and 11.20 chains South 87[d] 22'
East from the Southwest corner of the Thomas Fitzgerald D.L.C. in Township 5
South Range 1 West of the Willamette Meridian in Marion County, Oregon; thence
North 19[d] 45' East 36.28 chains to an iron bar; thence South 88[d] 17' East
5.655 chains to a stone; thence South 19[d] 45' West 36.38 chains to an iron pipe; thence North 87[d] 22' West 5.615 chains to the point of beginning in the Thomas Fitzgerald D.L.C. in Township 5 South, Range 1 West, Marion County,
Oregon.

Tract Two:

All that portion of the following described property lying South of the Southern
Pacific Railroad right of way as follows: Beginning at a stone in the Northwest corner of the Donation Land Claim of Thomas Fitzgerald and wife in Township 5
South, Range 1 West of the Willamette Meridian, Marion County, Oregon; thence
South 26[d] 44' East 31.24 chains to an iron pipe in the center line of the County Road; thence South 19[d] 45' West 6.41 chains to the line between that part of the wife's half of said Donation Land Claim set apart to Thomas, Henry and Catherine I. Fitzgerald, and that part set apart to Honora and Mary
Fitzgerald; running thence North 88[d] West 23.61 chains; thence North 19 3/4[d]
East 35.48 chains to the place of beginning.

Save and except that portion conveyed to the State Highway Commission by deed recorded April 18, 1952 in Volume 288, Page 341, Deed Records of Marion County,
Oregon.

Together with the tenements, hereditaments and appurtenances now or hereafter thereunto belonging or in anywise appertaining, and all the rents, issues and profits arising or to arise therefrom, inclusive of all the estate, right, title, interest and claim whatsoever, at law or in equity, which Mortgagor now has or may hereafter acquire in or to the described real property and each and
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thereof, inclusive of all structures, improvements, appurtenances, fixtures, easements, rights and privileges now owned or hereafter acquired, erected on, or used in connection with the above-described real property, all of which are hereby declared to be appurtenant to the land; all waters and water rights of every kind and description and however evidenced, and all ditches or other conduits, rights therein and rights of way therefor, which now are or hereafter may be appurtenant to said premises or any part thereof, or used in connection therewith; all structures, improvements and fixtures now or hereafter acquired and placed, located, installed in, or used on or about any premises owned, leased or operated by Mortgagor, including without limitation the described premises, and after-acquired title to any of the described real property resulting from purchase or the exercise of an option to purchase, and to any streets or other public roadways abutting the described real property resulting from any vacation by operation of law or conveyance, all of which shall be deemed and construed as part of the realty. All property subject to this Mortgage is hereinafter referred to as "the mortgaged premises."

TO HAVE AND TO HOLD the mortgaged premises unto Mortgagee, its successors and assigns.

IT IS HEREBY AGREED that all covenants and stipulations in these presents contained shall bind the successors and assigns of Mortgagor and shall inure to the benefit of the successors and assigns of Mortgagee.

Mortgagor covenants and agrees:

1. At the time of the execution and delivery of this Mortgage, Mortgagor is well seized of the mortgaged premises in fee simple (except as to the leasehold interests referenced in Site 6, Parcel 21 and Site 6 Parcel 22), has good right and authority to mortgage the same as herein provided, and the mortgaged premises are free and clear of liens and encumbrances other than liens permitted pursuant to the Loan Agreement.

2. Mortgagor will pay, when due, the indebtedness hereby secured in accordance with the terms thereof.

3. Mortgagor will pay all taxes, assessments, water and other charges for utility services that may be levied, assessed or charged upon or against the mortgaged premises, or any part thereof, before the same become past due according to law, and will promptly pay and satisfy any mechanic's lien or other encumbrances that might by operation of law or otherwise become a lien upon the mortgaged premises whether or not superior to the lien of this Mortgage, all premiums upon insurance policies on the mortgaged property, all licenses or fees legally owing by it, all rentals or other charges for the use of any leased ground or premises upon which any of the mortgaged premises may be located, all taxes or assessments which now are or which may hereafter be levied or assessed and which are or are to become a lien upon the mortgaged premises and property,
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part thereof, or upon this Mortgage or the debt secured thereby, or upon the interest payable thereon, and amounts for investment in bank stock as may be required. In case of default in payment of any of the foregoing, Mortgagee, its successors or assigns, may at its option pay said insurance premiums, or reinsure the mortgaged premises and pay all premiums therefor, and pay licenses, fees, rentals, charges, taxes and/or assessments due or claimed to be due under any legislative power or authority or under any valid contract; and any amounts so paid by Mortgagee, and any amount required for investment in bank stock as aforesaid shall become part of the principle debt; and amounts so paid by Mortgagee shall bear interest from the date of payment.

4. Mortgagor (i) will keep all improvements erected on the mortgaged premises in good order and repair, (ii) will not permit waste of the mortgaged premises to do or suffer anything to be done to depreciate or impair the value of the mortgaged premises during the life of this Mortgage, (iii) will not make any changes in or alterations to the improvements on the mortgaged premises which will materially decrease the value of the same, and (iv) will not remove or permit to be removed any improvements from the mortgaged premises, without the prior written consent of Mortgagee.

5. Mortgagor will keep the building improvements now erected, or which may hereafter be erected, on the mortgaged premises insured against loss or damage by fire with extended coverage endorsement, written by a responsible insurance company or insurance companies satisfactory to Mortgagee in an amount satisfactory to Mortgagee, naming Mortgagor and Mortgagee insured parties as their interests may appear, and will cause to be executed and attached to all policies of insurance issued thereon a clause in form satisfactory to Mortgagee, making loss payable to Mortgagee as its interests may appear, said policy or policies of insurance to be delivered to Mortgagee. Any insurance funds paid to Mortgagee as a result of damage or loss to the mortgaged premises covered may at the option of Mortgagee be released to Mortgagor to be expended in the repair, restoration, or replacement of the mortgaged premises so damaged or lost, or be retained by Mortgagee and be applied toward the payment of all or such of the items of indebtedness secured hereby as Mortgagee may elect. Mortgagor hereby appoints Mortgagee agent to collect all amounts payable under said policies to Mortgagor, and such amounts received after the costs of collection shall be applied to the payment of the principal sum and interest thereon, and other sums secured hereby.

6. Mortgagor further makes the following representations, warranties, and covenants, all of which are subject to any exceptions that Mortgagor may have previously disclosed in writing to Mortgagee, and which, to the extent that they deal with representations of fact, are based on Mortgagor's present knowledge, arrived at after reasonable inquiry.

        USE OF PROPERTY AND FACILITIES.

               (1) Mortgagor will (a) use, handle, transport or store Hazardous
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defined under any Environmental Law or (b) store or treat nonhazardous wastes
(i) in a good and prudent manner in the ordinary course of business, and (ii) in compliance with all applicable Environmental Laws.

               (2) Mortgagor will not conduct or allow to be conducted, in violation of any Environmental Law, any business, operations or activity on the property, or employ or use the property to generate, use, handle, manufacture, treat, store, process, transport or dispose of any Hazardous Materials, or any other substance which is prohibited, controlled or regulated under applicable law, or which poses a threat or nuisance to public safety, health or the environment or cause, or allow to be caused, a known or suspected release of Hazardous Materials, on, under or from the property.

               (3) Mortgagor will not do or permit any act or thing, business or operation, that poses an unreasonable risk of harm, or impairs, or may impair, the value of the property, or any part thereof.

        (B)    CONDITION OF PROPERTY.

               (1) Mortgagor shall take all appropriate response action, including any removal and remedial action, in the event of a release, emission, discharge or disposal of Hazardous Materials in, on, under or about the property, so as to remain in compliance with Environmental Law as hereinafter defined.

               (2) Underground tanks, wells (except domestic water wells), septic tanks, ponds, pits, or any other storage tanks (whether currently in use or abandoned) on the property, if any, are maintained in compliance with applicable Environmental Law.

(C) NOTICE OF ENVIRONMENTAL PROBLEM OR LITIGATION. Neither Mortgagor nor any of its tenants have given, nor were they required to give, nor have they received, any notice, letter, citation, order, warning, complaint, inquiry, claim or demand that: (1) Mortgagor and/or any tenants have violated, or are about to violate, any Environmental Law, judgment or order; (2) there has been a release, or there is a threat of release, of Hazardous Materials from the property; (3)
Mortgagor and/or tenants may be or are liable, in whole or in part, for the costs of cleaning up, remediating, removing or responding to a release or threatened release of Hazardous Materials; (4) the property is subject to a lien in favor of any governmental entity or any liability, costs or damages, under any Environmental Law arising from or costs incurred by such governmental entity in response to a release or a threatened release of a Hazardous Material.
Mortgagor further represents and warrants that no conditions currently exist or are currently reasonably foreseeable, that would subject Mortgagor to any such investigation, litigation, administrative enforcement or any damages, penalties, injunctive relief, or cleanup costs under any Environmental Law. In the event of
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Mortgagor and any tenants shall immediately provide a copy to the Mortgagee.

        (D) RIGHT OF INSPECTION. Mortgagor hereby grants, and will cause any tenants to grant, to Mortgagee, its agents, attorneys, employees, consultants, contractors, successors and assigns, an irrevocable license and authorization, upon reasonable notice, to enter upon and inspect the property and facilities thereon, and perform such tests, including without limitation, subsurface testing, soils and groundwater testing, and other tests which may physically invade the property thereon, as the Mortgagee, in its sole discretion, determines are necessary to protect its security interest, provided however, that under no circumstances shall the Mortgagee be obligated to perform such inspections or tests.

        (E) INDEMNITY. Mortgagor agrees to indemnify and hold Mortgagee, and each lender under the Loan Agreement, their directors, employees, agents, and their successors and assigns, harmless from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, judgments, administrative orders, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including, but not limited to, attorney's fees and expenses) arising directly or indirectly, in whole or in part, out of any failure of Mortgagor to comply with the environmental representations, warranties and covenants contained herein.

        (F) CONTINUATION OF REPRESENTATIONS, WARRANTIES, COVENANTS AND
INDEMNITIES. Mortgagor's representations, warranties, covenants and indemnities contained herein shall survive the occurrence of any event whatsoever, including without limitation, the satisfaction of the promissory note(s) secured hereby, the reconveyance or foreclosure of this mortgage, the acceptance by Mortgagee of a deed in lieu of foreclosure, or any transfer or abandonment of the property.

        (G) CORRECTIVE ACTION. In the event the Mortgagor is in breach of any of its representations, warranties or agreements as set forth above, Mortgagor at its sole expense, shall take all action required, including environmental cleanup of the property, to comply with the representations, warranties, and covenants herein or applicable legal requirements and, in any event, shall take all action deemed necessary under all applicable Environmental Laws.

        (H) HAZARDOUS MATERIALS DEFINED. The term "Hazardous Materials" shall mean dangerous, toxic, or hazardous pollutants, contaminants, chemicals, wastes, materials or substances, as defined in or governed by the provisions of any Environmental Law.

        (I) ENVIRONMENTAL LAW DEFINED. The term "Environmental Law" shall mean any federal, state or local law, statute, ordinance, rule, regulation, administrative order and permit now in effect or hereinafter enacted, pertaining to the public health, safety, industrial hygiene, or the environmental
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7. Should Mortgagor fail to pay any taxes, assessments, fire insurance premiums or other charges payable by Mortgagor hereunder, before the same shall be past due, Mortgagee may, at its option, make payment thereof, and the amounts so paid with interest thereon at the rate then payable on indebtedness secured hereby shall be added to and become a part of the debt secured by this Mortgage and shall be repaid to Mortgagee forthwith, without waiver of any right arising from breach of any of the covenants, and for such payments with interest the mortgaged premises as well as Mortgagor shall be bound to the same extent as bound for the payment of the indebtedness herein specifically described. Should
Mortgagee make such payment or payments at it option as set forth in the foregoing sentence, such act shall not constitute a waiver by Mortgagee of any other rights it may have arising from Mortgagor's failure as aforesaid, including but not limited to Mortgagee's rights under paragraph 8 of this Mortgage.

8. Mortgagor hereby assigns and transfers unto Mortgagee the issues and profits, together with full power and authority to demand, sue for and collect the same in the name of Mortgagor, or in its own name, and to take possession of and manage the mortgaged premises or to cause a receiver to be appointed for such purpose and apply the income therefrom, after the costs of collection and management, to the reduction of the indebtedness secured hereby; provided, however, that the right to collection and management shall not apply as long as this Mortgage is in good standing.

9. Each of the following shall constitute a default under this Mortgage, and if any of the following shall occur, the entire unpaid balance of principal and accrued interest secured by this Mortgage shall become immediately due and payable at the option of Mortgagee and foreclosure proceedings may be commenced forthwith:

        The occurrence of any Event of Default under the Loan Agreement;

        Failure of Mortgagor to perform or observe all the provisions of this Mortgage;

        (C) Loss or destruction of or substantial damage to a material portion of the mortgaged premises; or

        (D) Sale or other transfer of the mortgaged premises or any part thereof without the prior written consent of Mortgagee.

The failure of Mortgagee to exercise the option given hereunder shall not be taken or deemed a waiver of its right to exercise such option as to any such past or subsequent violation of any of said covenants or stipulations.

10. In the event suit or action is begun to foreclose this Mortgage, Mortgagor will pay in addition to the costs and disbursements allowed by law such sum as
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fees in such suit or action, or any appeal therefrom, and such sum as the court may adjudge reasonable for the necessary examination and search of the public records respecting the title to the mortgaged premises, and the plaintiff in such suit or action may take judgment therein for such sums. Mortgagor will pay to Mortgagee all sums, including costs, expenses and reasonable agent and attorney fees, which Mortgagee or the lenders under the Loan Agreement may expend or become obligated for in any proceedings, legal or otherwise, involving the title to the mortgaged premises, or to establish, protect or sustain the lien of this Mortgage, or its priority, or in defending against liens, claims, rights, estates, easements, or restrictions, or for evidences of title to the mortgaged premises, or for expenses and attorney fees incurred; together, always, with interest on all sums at the rate then payable on the indebtedness secured hereby; and for payment of said sums and interest this Mortgage shall stand as security in like manner and effect as for payment of said debt.

11. If the mortgaged premises, or any part thereof, be condemned under any power of eminent domain or acquired for public use, the damages, proceeds, and the consideration for such acquisition, to the extent of the full amount of the indebtedness secured by this Mortgage, including any expenses and attorney fees incurred by Mortgagee or the lenders under the Loan Agreement on account of such condemnation, are hereby assigned by Mortgagor to Mortgagee and shall be paid forthwith to Mortgagee to be applied by it to the payment of such expenses and attorney fees and any balance on account of the last maturing portion of the indebtedness secured hereby.

        As further security for the payment of all indebtedness herein mentioned, all Mortgagor's rents and profits from the mortgaged premises and the right, title and interest of Mortgagor in and under all leases now or hereafter affecting the mortgaged premises, are hereby assigned and transferred to
Mortgagee. So long as no default shall have occurred under this Mortgage,
Mortgagor may collect assigned rents and profits as the same fall due, but upon the occurrence of any default hereunder, or at such later time as Mortgagee in its sole discretion may fix by written notice, all right of Mortgagor to collect or receive rents or profits shall wholly terminate. No lease of the whole or any part of the mortgaged premises involving an initial term of more than three years shall be modified or terminated without the written consent of Mortgagee, nor shall the surrender of any such lease be accepted nor any rental thereunder be collected for more than two months in advance without like written consent.
In the event of any default hereunder and the exercise by Mortgagee of its rights hereby granted, Mortgagor agrees that payments made by tenants or occupants to Mortgagee shall, as to such tenants, be considered as though made to Mortgagor and in discharge of tenants' obligations as such to Mortgagor.
Nothing herein contained shall be construed as obliging Mortgagee to perform any of Mortgagor's covenants under any lease or rental agreement. Mortgagor shall execute and deliver to Mortgagee upon demand any further or supplemental assignments necessary to effectuate the intentions of this paragraph and upon failure of Mortgagor so to comply, Mortgagee may, in addition to any other right or remedy it has, declare the entire unpaid balance of principal and interest
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        The word "Mortgagor" and the language of this instrument shall, where there is more than one mortgagor, be construed as plural and be binding jointly and severally upon all mortgagors and the word "Mortgagee" shall apply to any holder of this Mortgage. All of the covenants of Mortgagor shall be binding upon its successors and assigns and inure to the benefit of the successors and assigns of Mortgagee. In the event of the transfer of the mortgaged premises or any part thereof or any interest therein, whether voluntary or involuntary or by operation of law, Mortgagee may, without notice to Mortgagor or any one else, once or often, extend the time of payment or grant renewals of indebtedness hereby secured for any term, execute releases or partial releases from the lien of this Mortgage or in any other respect modify the terms hereof without thereby affecting the personal primary liability of Mortgagor for the payment of the indebtedness hereby secured. No condition of this Mortgage shall be deemed waived unless the same be expressly waived in writing by Mortgagee. Whenever any notice, demand, or request is required by the terms hereof or by any law now in existence or hereafter enacted, such notice, demand or request shall be sufficient if enclosed in a postpaid envelope addressed to Mortgagor at the last address actually furnished to Mortgagee or at the mortgaged premises and deposited in any post office, station or letter box.

        Mortgagor will, at all times during the existence of any part of the lien herein provided for, maintain its corporate existence and operate its business as a cooperative association qualified under the Farm Credit Act of 1971 and any amendment thereto, and under applicable statutes of the state.

        This Mortgage, without affecting its validity as a real estate mortgage, is also executed and shall be construed as a "Security Agreement" under the Uniform Commercial Code granting to Mortgagee a security interest in all personal property mentioned herein, and in addition to the rights and remedies provided herein, Mortgagee shall have all the rights and remedies granted by such Uniform Commercial Code; and reasonable notice, when notice is required, shall be ten (10) days.

16. This Mortgage shall also be construed as a fixture filing under ORS 79.4020 as to all fixtures included in the mortgaged premises.

As used in this Mortgage, the word "transfer" means every mode, direct or indirect, absolute or conditional, voluntary or involuntary, of disposing of or parting with property or with an interest in property, including, but not limited to, as sale, lease, gift, granting an encumbrance or security interest, allowing a lien to attach, and foreclosure and the transfer of control or ownership of an entity that owns or controls property.

After a default by Mortgagor in the payment of the indebtedness hereby secured
(the "secured debt") or in the payment of taxes, assessments, or insurance premiums and if required in writing by Mortgagee, Mortgagor thereafter will deposit with Mortgagee a monthly reserve for the annual payment of taxes, assessments, and insurance premiums. The reserve payment will be made at the same time as the monthly payment of interest and principal and each monthly
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amount that will be sufficient to accumulate a reserve that is sufficient to pay taxes, assessments, and insurance premiums when such payments are due. The failure to make reserve payments when due will be an event of default under this Mortgage.

Unless Mortgagor provides Mortgagee with evidence of the insurance coverage that is required by this Mortgage, Mortgagee may purchase such insurance to protect
Mortgagee's interest. Such insurance may, but need not, also protect Mortgagor's interest. If the mortgaged premises become damaged, the insurance purchased by the Mortgagee may not pay any claim Mortgagor may make or any claim made against Mortgagor. Mortgagor will be solely responsible for the cost of the insurance purchased by Mortgagee and Mortgagee may add such cost to the secured debt without any prior request for reimbursement of such amount. When added to the secured debt, interest will accrue and be payable thereon. The effective date of coverage may be the date when Mortgagor's coverage lapsed or Mortgagor fails to provide proof of coverage. The cost of the insurance purchased by Mortgagee may be considerably more expensive than the insurance coverage that Mortgagor can obtain and such insurance coverage may not satisfy any need for property damage coverage or any mandatory liability insurance requirements imposed by applicable law. Mortgagor may require Mortgagee to cancel Mortgagee's insurance by providing evidence that Mortgagor has obtained the required insurance coverage elsewhere. Mortgagee has no duty to Mortgagor, a guarantor, or anyone else to obtain insurance coverage if Mortgagor fails to do so. It is agreed that the risk of an uninsured loss is allocated to Mortgagor and such loss will not reduce or otherwise affect Mortgagor's liability for payment of the entire secured debt.

Under Oregon law, most agreements, promises and commitments made by a financial institution concerning loans and other credit extensions which are not for personal, family or household purposes or secured solely by the Debtor's principal residence must be in writing, for express consideration and be signed by the financial institution to be enforceable.

IN WITNESS WHEREOF, this Mortgage is executed by Mortgagor as of the day and year shown below but shall be effective as of the day and year first above written.

                                            PF ACQUISITION II, INC.

                                            By:.................................

                                            Its:................................

                                            Date:...............................

STATE OF _________________          )











SENOR LINE OF CREDIT, TERM LOAN MORTGAGE AND FIXTURE FILING              Page 20
PF ACQUISITION II, INC.
Rochester, New York




                                    :ss.
COUNTY OF ______________            )

I DO HEREBY CERTIFY, That on this ___ day of ____________, 19____, before me, the undersigned, a Notary Public in and for said county and state, duly commissioned and sworn, personally appeared ____________ _, to me known to be the ________________of the corporation that executed the within and foregoing instrument and acknowledged the said instrument to be the free and voluntary act and deed of said corporation for the uses and purposes therein mentioned and that said person is authorized to execute the said instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year first above written.

(SEAL)..........................................................................
 ...........................................Notary Public in and for the State of
 .....................................................................Residing at
 .........................................................My Appointment expires:

                                                                       Exhibit D



                         REVOLVING CREDIT FACILITY NOTE

$60,000,000.00                                                February 22, 1999


                  FOR VALUE RECEIVED, the undersigned promises to pay to the order of COBANK, ACB (the "Bank"), the principal amount of SIXTY MILLION DOLLARS ($60,000,000.00) or such lesser aggregate amounts as may be made as Revolving Credit Facility Advances under the Bank's Individual Revolving Credit Facility Commitment pursuant to the Credit Agreement referred to below, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereon until the date of payment in full, payable as hereinafter set forth.

                  Reference is made to the Credit Agreement dated as of February 22, 1999, by and among PF Acquisition II, Inc. ("Borrower"), the Banks which are parties thereto, and CoBank, ACB, as Administrative Agent (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Revolving Credit Facility Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

                  The principal indebtedness evidenced by this Revolving Credit Facility Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

                  Interest shall be payable on the outstanding daily unpaid principal amount of each Revolving Credit Facility Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal to bear interest at the Default Rate as set forth in the Loan Agreement, to the fullest extent permitted by applicable Law.

                  The amount of each payment hereunder shall be made to the Administrative Agent at the Administrative Agent's Office for the account of the Bank not later than 12:00 noon (Pacific Time) on the date when due in Dollars in immediately available funds.

                  The Bank shall record on its books and records or on the schedule to this Revolving Credit Facility Note the amount of each Revolving Credit Facility Advance made by it under the Loan Agreement, the rate or rate option and interest period applicable thereto, all payments of principal and interest, and the principal balance from time to time outstanding. The Bank's record thereof, whether shown on such books and records or on the schedule to this Revolving Credit Facility Note, shall be prima facie evidence as to all such amounts and shall be binding on the undersigned absent manifest error.

                  The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

                  The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

                  THIS REVOLVING CREDIT FACILITY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.


                                    PF ACQUISITION II, INC.


                                    By       ______________________________


                                             ------------------------------
                                                 [Printed name and title]

                                                                       EXHIBIT E


                                  CoBANK, ACB
                           SENIOR SECURITY AGREEMENT

        THIS SECURITY AGREEMENT IS EXECUTED AND DELIVERED BY PF ACQUISITION II, INC., A NEW YORK CORPORATION, (THE "DEBTOR"), HAVING ITS PLACE OF BUSINESS (OR CHIEF EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS) LOCATED AT 90 LINDEN PLACE, ROCHESTER, NEW YORK 14625, AND WHOSE TAXPAYER IDENTIFICATION NUMBER IS 161562258, TO COBANK, ACB, IN ITS CAPACITY AS ADMINISTRATIVE AGENT PURSUANT TO THE PROVISIONS OF THAT CERTAIN CREDIT AGREEMENT DATED FEBRUARY 22, 1999 (THE "SECURED PARTY"), WHOSE MAILING ADDRESS IS 5500 SOUTH QUEBEC STREET, ENGLEWOOD, CO 80111.

        SECTION 1. GRANT OF SECURITY INTEREST. FOR VALUABLE CONSIDERATION, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, THE DEBTOR HEREBY GRANTS TO THE SECURED PARTY A SECURITY INTEREST IN ALL OF THE FOLLOWING PROPERTY, WHEREVER LOCATED AND WHETHER NOW EXISTING OR HEREAFTER ACQUIRED, TOGETHER WITH ALL ACCESSIONS AND ADDITIONS THERETO, AND ALL PRODUCTS AND PROCEEDS THEREOF:

        ACCOUNTS; INVENTORY (INCLUDING, WITHOUT LIMITATION, RETURNED OR REPOSSESSED GOODS); CHATTEL PAPER; INSTRUMENTS, INVESTMENT PROPERTY (INCLUDING, WITHOUT LIMITATION, CERTIFICATED AND UNCERTIFICATED SECURITIES, SECURITY ENTITLEMENTS, SECURITIES ACCOUNTS, COMMODITY CONTRACTS, MARGIN ACCOUNTS, AND COMMODITY ACCOUNTS), DOCUMENTS; EQUIPMENT; FIXTURES; GENERAL INTANGIBLES (INCLUDING, WITHOUT LIMITATION, CHOSES OR THINGS IN ACTION, LITIGATION RIGHTS AND RESULTING JUDGMENTS, GOODWILL, PATENTS, TRADEMARKS AND OTHER INTELLECTUAL PROPERTY, TAX REFUNDS, MISCELLANEOUS RIGHTS TO PAYMENT, ENTITLEMENTS AND INVESTMENTS, EQUITIES AND PATRONAGE RIGHTS IN ALL COOPERATIVES, MARGIN ACCOUNTS, COMPUTER PROGRAMS, INVOICES, BOOKS, RECORDS, AND OTHER INFORMATION RELATING TO OR ARISING OUT OF THE DEBTOR'S BUSINESS); AND, TO THE EXTENT NOT COVERED BY THE ABOVE, ALL OTHER PERSONAL PROPERTY OF THE DEBTOR OF EVERY TYPE AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION, INTERESTS OR CLAIMS IN OR UNDER ANY POLICY OF INSURANCE, TORT CLAIMS, DEPOSIT ACCOUNTS, MONEY, AND JUDGMENTS (THE "COLLATERAL").


WHERE APPLICABLE, ALL TERMS USED HEREIN SHALL HAVE THE SAME MEANING AS SET FORTH IN THE UNIFORM COMMERCIAL CODE (THE "UCC").

        SECTION 2. THE OBLIGATIONS. THE SECURITY INTEREST GRANTED HEREUNDER SHALL SECURE THE PAYMENT OF ALL PRESENT AND FUTURE OBLIGATIONS OF EVERY KIND OR NATURE OF DEBTOR AT ANY TIME AND FROM TIME TO TIME OWED TO SECURED PARTY, UNDER ANY ONE OR MORE OF THE LOAN DOCUMENTS (AS DEFINED BELOW), WHETHER DUE OR TO BECOME DUE, MATURED OR UNMATURED, LIQUIDATED OR UNLIQUIDATED, OR CONTINGENT OR NONCONTINGENT, INCLUDING OBLIGATIONS OF PERFORMANCE AS WELL AS OBLIGATIONS OF PAYMENT, AND INCLUDING INTEREST THAT ACCRUED AFTER THE COMMENCEMENT OF ANY PROCEEDING UNDER ANY DEBTOR RELIEF LAW BY OR AGAINST DEBTOR (THE "OBLIGATIONS"). FOR PURPOSES OF THIS SECURITY AGREEMENT, "LOAN DOCUMENTS" SHALL MEAN (I)

SENIOR SECURITY AGREEMENT                                                    -2-


THAT CERTAIN CREDIT AGREEMENT DATED AS OF FEBRUARY 22, 1999 AMONG DEBTOR, THE BANKS THEREIN NAMED AND COBANK, ACB, AS ADMINISTRATIVE AGENT (AS THE SAME MAY BE AMENDED, MODIFIED OR SUPPLEMENTED FROM TIME TO TIME, THE "LOAN AGREEMENT"), AND
(II) ALL INSTRUMENTS AND DOCUMENTS CONTEMPLATED BY THE LOAN AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE NOTES (AS DEFINED IN THE LOAN AGREEMENT), THIS SECURITY AGREEMENT AND THE MORTGAGES (AS DEFINED IN THE LOAN AGREEMENT), AND ANY SUPPLEMENT THERETO. FOR PURPOSES OF THIS SECURITY AGREEMENT, "SECURED PARTY" SHALL MEAN COBANK, ACB, AS ADMINISTRATIVE AGENT UNDER THE LOAN AGREEMENT, (THE "ADMINISTRATIVE AGENT"), AND THE BANKS UNDER THE LOAN AGREEMENT, AND EACH OF THEM, AND ANY ONE OR MORE OF THEM.

        SECTION 3. REPRESENTATIONS, WARRANTIES AND COVENANTS. THE DEBTOR REPRESENTS, WARRANTS AND COVENANTS AS FOLLOWS:

               A. TITLE TO COLLATERAL. EXCEPT AS PERMITTED BY ANY OTHER WRITTEN AGREEMENT BETWEEN THE PARTIES, AND EXCEPT FOR ANY SECURITY INTEREST IN FAVOR OF THE SECURED PARTY, OR OTHERWISE PERMITTED PURSUANT TO THE LOAN AGREEMENT, THE DEBTOR HAS CLEAR TITLE TO ALL COLLATERAL FREE OF ALL ADVERSE CLAIMS, INTERESTS, LIENS, OR ENCUMBRANCES. WITHOUT THE PRIOR WRITTEN CONSENT OF THE SECURED PARTY, THE DEBTOR SHALL NOT CREATE OR PERMIT THE EXISTENCE OF ANY ADVERSE CLAIMS, INTERESTS, LIENS, OR OTHER ENCUMBRANCES AGAINST ANY OF THE COLLATERAL. THE DEBTOR SHALL PROVIDE PROMPT WRITTEN NOTICE TO THE SECURED PARTY OF ANY FUTURE ADVERSE CLAIMS, INTERESTS, LIENS, OR ENCUMBRANCES AGAINST ALL COLLATERAL, AND SHALL DEFEND DILIGENTLY THE DEBTOR'S AND THE SECURED PARTY'S INTERESTS IN ALL COLLATERAL.

               B. VALIDITY OF SECURITY AGREEMENT; CORPORATE AUTHORITY. THIS SECURITY AGREEMENT IS THE VALID AND BINDING OBLIGATION OF THE DEBTOR, ENFORCEABLE IN ACCORDANCE WITH ITS TERMS. THE DEBTOR HAS THE CORPORATE POWER TO EXECUTE, DELIVER AND CARRY OUT THE TERMS AND PROVISIONS OF THIS SECURITY AGREEMENT AND ALL RELATED DOCUMENTS, AND HAS TAKEN ALL NECESSARY CORPORATE ACTION TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THIS SECURITY AGREEMENT AND ALL RELATED DOCUMENTS.

               C. LOCATION OF THE DEBTOR. THE DEBTOR'S PLACE OF BUSINESS (OR CHIEF EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS) IS LOCATED AT THE ADDRESS SHOWN ABOVE.

               D. LOCATION OF COLLATERAL. ALL EQUIPMENT ARE NOW AT THE LOCATION OR LOCATIONS SPECIFIED ON SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF. ALL FARM PRODUCTS AND FIXTURES ARE NOW AT THE LOCATION OR LOCATIONS SPECIFIED ON SCHEDULE A ATTACHED HERETO AND MADE A PART HEREOF.

               E. NAME, IDENTITY, AND CORPORATE STRUCTURE. EXCEPT AS OTHERWISE DISCLOSED TO THE SECURED PARTY IN WRITING, THE DEBTOR HAS NOT WITHIN THE PAST TEN YEARS CHANGED ITS NAME, IDENTITY OR CORPORATE STRUCTURE THROUGH INCORPORATION, MERGER, CONSOLIDATION, JOINT VENTURE OR

SENIOR SECURITY AGREEMENT                                                    -3-



OTHERWISE.

               F. CHANGE IN NAME, LOCATION OF COLLATERAL, ETC. WITHOUT GIVING AT LEAST THIRTY DAYS' PRIOR WRITTEN NOTICE TO THE SECURED PARTY, THE DEBTOR SHALL NOT CHANGE ITS NAME, IDENTITY OR CORPORATE STRUCTURE, THE LOCATION OF ITS PLACE OF BUSINESS (OR CHIEF EXECUTIVE OFFICE IF MORE THAN ONE PLACE OF BUSINESS), OR THE LOCATION OF THE COLLATERAL.

               G. FURTHER ASSURANCES. UPON THE REQUEST OF THE SECURED PARTY, THE DEBTOR SHALL DO ALL ACTS AND THINGS AS THE SECURED PARTY MAY FROM TIME TO TIME DEEM NECESSARY OR ADVISABLE TO ENABLE IT TO PERFECT, MAINTAIN, AND CONTINUE THE PERFECTION AND PRIORITY OF THE SECURITY INTEREST OF THE SECURED PARTY IN THE COLLATERAL, OR TO FACILITATE THE EXERCISE BY THE SECURED PARTY OF ANY RIGHTS OR REMEDIES GRANTED TO THE SECURED PARTY HEREUNDER OR PROVIDED BY LAW. WITHOUT LIMITING THE FOREGOING, THE DEBTOR AGREES TO EXECUTE, IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURED PARTY, SUCH FINANCING STATEMENTS, AMENDMENTS THERETO, SUPPLEMENTAL AGREEMENTS, ASSIGNMENTS, NOTICES OF ASSIGNMENTS, AND OTHER INSTRUMENTS AND DOCUMENTS AS THE SECURED PARTY MAY FROM TIME TO TIME REQUEST. IN ADDITION, IN THE EVENT THE COLLATERAL OR ANY PART THEREOF CONSISTS OF INSTRUMENTS, DOCUMENTS, CHATTEL PAPER, OR MONEY (WHETHER OR NOT PROCEEDS OF THE COLLATERAL), THE DEBTOR SHALL, UPON THE REQUEST OF THE SECURED PARTY, DELIVER POSSESSION THEREOF TO THE SECURED PARTY (OR TO AN AGENT OF THE SECURED PARTY RETAINED FOR THAT PURPOSE), TOGETHER WITH ANY APPROPRIATE ENDORSEMENTS AND/OR ASSIGNMENTS. THE SECURED PARTY SHALL USE REASONABLE CARE IN THE CUSTODY AND PRESERVATION OF SUCH COLLATERAL IN ITS POSSESSION, BUT SHALL NOT BE REQUIRED TO TAKE ANY STEPS NECESSARY TO PRESERVE RIGHTS AGAINST PRIOR PARTIES. ALL COSTS AND EXPENSES INCURRED BY THE SECURED PARTY TO ESTABLISH, PERFECT, MAINTAIN, DETERMINE THE PRIORITY OF, OR RELEASE THE SECURITY INTEREST GRANTED HEREUNDER (INCLUDING THE COST OF ALL FILINGS, RECORDINGS, AND TAXES THEREON AND THE FEES AND EXPENSES OF ANY AGENT RETAINED BY SECURED PARTY) SHALL BECOME PART OF THE OBLIGATIONS SECURED HEREBY AND BE PAID BY THE DEBTOR ON DEMAND.

               H. INSURANCE. THE DEBTOR SHALL MAINTAIN SUCH PROPERTY AND CASUALTY INSURANCE WITH SUCH INSURANCE COMPANIES, IN SUCH AMOUNTS, AND COVERING SUCH RISKS, AS ARE AT ALL TIMES SATISFACTORY TO THE SECURED PARTY. ALL SUCH POLICIES SHALL PROVIDE FOR LOSS PAYABLE CLAUSES OR ENDORSEMENTS IN FORM AND CONTENT ACCEPTABLE TO THE SECURED PARTY. UPON THE REQUEST OF THE SECURED PARTY, ALL POLICIES (OR SUCH OTHER PROOF OF COMPLIANCE WITH THIS SECTION AS MAY BE SATISFACTORY TO THE SECURED PARTY) SHALL BE DELIVERED TO THE SECURED PARTY. THE DEBTOR SHALL PAY ALL INSURANCE PREMIUMS WHEN DUE. IN THE EVENT OF LOSS, DAMAGE, OR INJURY TO ANY INSURED COLLATERAL, THE SECURED PARTY SHALL HAVE FULL POWER TO COLLECT ANY AND ALL INSURANCE PROCEEDS DUE UNDER ANY OF SUCH POLICIES, AND MAY, AT ITS OPTION, APPLY SUCH PROCEEDS TO THE PAYMENT OF ANY OF THE OBLIGATIONS SECURED HEREBY, OR MAY APPLY SUCH PROCEEDS TO THE REPAIR OR REPLACEMENT OF SUCH COLLATERAL.

               I. TAXES, LEVIES, ETC. THE DEBTOR HAS PAID AND SHALL CONTINUE TO PAY WHEN

SENIOR SECURITY AGREEMENT                                                    -4-


DUE ALL TAXES, LEVIES, ASSESSMENTS, OR OTHER CHARGES WHICH MAY BECOME AN ENFORCEABLE LIEN AGAINST THE COLLATERAL.

               J. DISPOSITION AND USE OF COLLATERAL BY THE DEBTOR. WITHOUT THE PRIOR WRITTEN CONSENT OF THE SECURED PARTY AND PROVIDED THE DEBTOR IS NOT IN DEFAULT HEREUNDER, THE DEBTOR SHALL NOT AT ANY TIME SELL, TRANSFER, LEASE, ABANDON, OR OTHERWISE DISPOSE OF ANY COLLATERAL EXCEPT IN THE ORDINARY COURSE OF ITS BUSINESS. THE DEBTOR SHALL NOT USE ANY OF THE COLLATERAL IN ANY MANNER WHICH VIOLATES ANY STATUTE, REGULATION, ORDINANCE, RULE, DECREE, ORDER, OR INSURANCE POLICY.

               K. RECEIVABLES. THE DEBTOR SHALL PRESERVE, ENFORCE, AND COLLECT ALL ACCOUNTS, CHATTEL PAPER, INSTRUMENTS, DOCUMENTS AND GENERAL INTANGIBLES, WHETHER NOW OWNED OR HEREAFTER ACQUIRED OR ARISING (THE "RECEIVABLES"), IN A DILIGENT FASHION AND, UPON THE REQUEST OF THE SECURED PARTY, THE DEBTOR SHALL EXECUTE AN AGREEMENT IN FORM AND SUBSTANCE SATISFACTORY TO THE SECURED PARTY BY WHICH THE DEBTOR SHALL DIRECT ALL ACCOUNT DEBTORS AND OBLIGORS ON INSTRUMENTS TO MAKE PAYMENT TO A LOCK BOX DEPOSIT ACCOUNT UNDER THE EXCLUSIVE CONTROL OF THE SECURED PARTY.

               L. CONDITION OF COLLATERAL. ALL TANGIBLE COLLATERAL IS NOW IN GOOD REPAIR AND CONDITION AND THE DEBTOR SHALL AT ALL TIMES HEREAFTER, AT ITS OWN EXPENSE, MAINTAIN ALL SUCH COLLATERAL IN GOOD REPAIR AND CONDITION.

               M. CONDITION OF BOOKS AND RECORDS. THE DEBTOR HAS MAINTAINED AND SHALL MAINTAIN COMPLETE, ACCURATE AND UP-TO-DATE BOOKS, RECORDS, ACCOUNTS, AND OTHER INFORMATION RELATING TO ALL COLLATERAL IN SUCH FORM AND IN SUCH DETAIL AS MAY BE SATISFACTORY TO THE SECURED PARTY, AND SHALL ALLOW THE SECURED PARTY OR ITS REPRESENTATIVES AT ANY REASONABLE TIME TO EXAMINE AND COPY SUCH BOOKS, RECORDS, ACCOUNTS, AND OTHER INFORMATION.

               N. RIGHT OF INSPECTION. AT ALL REASONABLE TIMES UPON THE REQUEST OF THE SECURED PARTY, THE DEBTOR SHALL ALLOW THE SECURED PARTY OR ITS REPRESENTATIVES TO VISIT ANY OF THE DEBTOR'S PROPERTIES OR LOCATIONS SO THAT THE SECURED PARTY OR ITS REPRESENTATIVES MAY CONFIRM, INSPECT AND APPRAISE ANY OF THE COLLATERAL.

        SECTION 4. DEFAULT. THE BREACH OF ANY OF THE OBLIGATIONS SECURED HEREBY, AND/OR THE BREACH OF ANY REPRESENTATION, WARRANTY, COVENANT, OR AGREEMENT CONTAINED IN THIS SECURITY AGREEMENT, SHALL CONSTITUTE DEFAULT HEREUNDER.

        SECTION 5. RIGHTS AND REMEDIES. UPON THE DEBTOR'S DEFAULT AND AT ANY TIME THEREAFTER, THE SECURED PARTY MAY DECLARE ALL OBLIGATIONS TO BE IMMEDIATELY DUE AND PAYABLE AND MAY EXERCISE ANY AND ALL RIGHTS AND REMEDIES OF THE SECURED PARTY IN THE ENFORCEMENT OF ITS SECURITY INTEREST UNDER THE UCC, THIS SECURITY AGREEMENT, OR ANY OTHER APPLICABLE LAW.

SENIOR SECURITY AGREEMENT                                                    -5-


WITHOUT LIMITING THE FOREGOING:

               A. DISPOSITION OF COLLATERAL. THE SECURED PARTY MAY SELL, LEASE, OR OTHERWISE DISPOSE OF ALL OR ANY PART OF THE COLLATERAL, IN ITS THEN PRESENT CONDITION OR FOLLOWING ANY COMMERCIALLY REASONABLE PREPARATION OR PROCESSING THEREOF, WHETHER BY PUBLIC OR PRIVATE SALE OR AT ANY BROKERS' BOARD, IN LOTS OR IN BULK, FOR CASH, ON CREDIT OR OTHERWISE, WITH OR WITHOUT REPRESENTATIONS OR WARRANTIES, AND UPON SUCH OTHER TERMS AS MAY BE ACCEPTABLE TO THE SECURED PARTY, AND THE SECURED PARTY MAY PURCHASE AT ANY PUBLIC SALE. AT ANY TIME WHEN ADVANCE NOTICE OF SALE IS REQUIRED, THE DEBTOR AGREES THAT TEN DAYS' PRIOR WRITTEN NOTICE SHALL BE REASONABLE. IN CONNECTION WITH THE FOREGOING, THE SECURED PARTY
MAY:

                      1. REQUIRE THE DEBTOR TO ASSEMBLE THE COLLATERAL AND ALL RECORDS PERTAINING THERETO AND MAKE SUCH COLLATERAL AND RECORDS AVAILABLE TO THE SECURED PARTY AT A PLACE TO BE DESIGNATED BY THE SECURED PARTY WHICH IS REASONABLY CONVENIENT TO BOTH PARTIES;

                      2. ENTER THE PREMISES OF THE DEBTOR OR PREMISES UNDER THE DEBTOR'S CONTROL AND TAKE POSSESSION OF THE COLLATERAL;

                      3. WITHOUT CHARGE, USE OR OCCUPY THE PREMISES OF THE DEBTOR OR PREMISES UNDER THE DEBTOR'S CONTROL, INCLUDING WITHOUT LIMITATION, WAREHOUSE AND OTHER STORAGE FACILITIES;

                      4. WITHOUT CHARGE, USE ANY PATENT, TRADEMARK, TRADENAME, OR OTHER INTELLECTUAL PROPERTY OR TECHNICAL PROCESS USED BY THE DEBTOR IN CONNECTION WITH ANY OF THE COLLATERAL; AND

                      5. RELY CONCLUSIVELY UPON THE ADVICE OR INSTRUCTIONS OF ANY ONE OR MORE BROKERS OR OTHER EXPERTS SELECTED BY THE SECURED PARTY TO DETERMINE THE METHOD OR MANNER OF DISPOSITION OF ANY OF THE COLLATERAL AND, IN SUCH EVENT, ANY DISPOSITION OF THE COLLATERAL BY THE SECURED PARTY IN ACCORDANCE WITH SUCH ADVICE OR INSTRUCTIONS SHALL BE DEEMED TO BE COMMERCIALLY REASONABLE.

               B. COLLECTION OF RECEIVABLES. THE SECURED PARTY MAY, BUT SHALL NOT BE OBLIGATED TO, TAKE ALL ACTIONS REASONABLE OR NECESSARY TO PRESERVE, ENFORCE OR COLLECT THE RECEIVABLES, INCLUDING WITHOUT LIMITATION, THE RIGHT TO NOTIFY ACCOUNT DEBTORS AND OBLIGORS ON INSTRUMENTS TO MAKE DIRECT PAYMENT TO THE SECURED PARTY, TO PERMIT ANY EXTENSION, COMPROMISE, OR SETTLEMENT OF ANY OF THE RECEIVABLES FOR LESS THAN FACE VALUE, OR TO SUE ON ANY RECEIVABLE, ALL WITHOUT PRIOR NOTICE TO THE DEBTOR.

               C. PROCEEDS. THE SECURED PARTY MAY COLLECT AND APPLY ALL PROCEEDS OF THE COLLATERAL, AND MAY ENDORSE THE NAME OF THE DEBTOR IN FAVOR OF THE SECURED PARTY ON ANY AND

SENIOR SECURITY AGREEMENT                                                    -6-


ALL CHECKS, DRAFTS, MONEY ORDERS, NOTES, ACCEPTANCES, OR OTHER INSTRUMENTS OF THE SAME OR A DIFFERENT NATURE, CONSTITUTING, EVIDENCING, OR RELATING TO THE COLLATERAL. THE SECURED PARTY MAY RECEIVE AND OPEN ALL MAIL ADDRESSED TO THE DEBTOR AND REMOVE THEREFROM ANY CASH OR NON-CASH ITEMS OF PAYMENT
CONSTITUTING PROCEEDS OF THE COLLATERAL.

               D. INSURANCE ADJUSTMENTS. THE SECURED PARTY MAY ADJUST, SETTLE, AND CANCEL ANY AND ALL INSURANCE COVERING ANY COLLATERAL, ENDORSE THE NAME OF THE DEBTOR ON ANY AND ALL CHECKS OR DRAFTS DRAWN BY ANY INSURER, WHETHER REPRESENTING PAYMENT FOR A LOSS OR A RETURN OF UNEARNED PREMIUM, AND EXECUTE ANY AND ALL PROOFS OF CLAIM AND OTHER DOCUMENTS OR INSTRUMENTS OF EVERY KIND REQUIRED BY ANY INSURER IN CONNECTION WITH ANY PAYMENT BY SUCH INSURER.

THE NET PROCEEDS OF ANY DISPOSITION OF THE COLLATERAL MAY BE APPLIED BY THE SECURED PARTY, AFTER DEDUCTING ITS REASONABLE EXPENSES INCURRED IN SUCH DISPOSITION, TO THE PAYMENT IN WHOLE OR IN PART OF THE OBLIGATIONS IN SUCH ORDER AS THE SECURED PARTY MAY ELECT. THE ENUMERATION OF THE FOREGOING RIGHTS AND REMEDIES IS NOT INTENDED TO BE EXHAUSTIVE, AND THE EXERCISE OF ANY RIGHT AND/OR REMEDY SHALL NOT PRECLUDE THE EXERCISE OF ANY OTHER RIGHTS OR REMEDIES, ALL OF WHICH ARE CUMULATIVE AND NON-EXCLUSIVE.

        SECTION 6. OTHER PROVISIONS.

               A. AMENDMENT, MODIFICATION, AND WAIVER. WITHOUT THE PRIOR WRITTEN CONSENT OF THE SECURED PARTY, NO AMENDMENT, MODIFICATION, OR WAIVER OF, OR CONSENT TO ANY DEPARTURE BY THE DEBTOR FROM, ANY PROVISION HEREUNDER SHALL BE EFFECTIVE. ANY SUCH AMENDMENT, MODIFICATION, WAIVER, OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN. NO DELAY OR FAILURE BY THE SECURED PARTY TO EXERCISE ANY REMEDY HEREUNDER SHALL BE DEEMED A WAIVER THEREOF OR OF ANY OTHER REMEDY HEREUNDER. A WAIVER ON ANY ONE OCCASION SHALL NOT BE CONSTRUED AS A BAR TO OR WAIVER OF ANY REMEDY ON ANY SUBSEQUENT OCCASION.

               B. COSTS AND ATTORNEY'S FEES. EXCEPT AS PROHIBITED BY LAW, IF AT ANY TIME THE SECURED PARTY EMPLOYS COUNSEL IN CONNECTION WITH THE CREATION, PERFECTION, PRESERVATION, OR RELEASE OF THE SECURED PARTY'S SECURITY INTEREST IN THE COLLATERAL OR THE ENFORCEMENT OF ANY OF THE SECURED PARTY'S RIGHTS OR REMEDIES HEREUNDER, ALL OF THE SECURED PARTY'S REASONABLE ATTORNEY'S FEES ARISING FROM SUCH SERVICES AND ALL EXPENSES, COSTS, OR CHARGES RELATING THERETO SHALL BECOME PART OF THE OBLIGATIONS SECURED HEREBY AND BE PAID BY THE DEBTOR ON DEMAND.

               C. NO OBLIGATION TO MAKE LOANS. NOTHING CONTAINED HEREIN OR IN ANY FINANCING STATEMENT OR OTHER DOCUMENT EXECUTED OR FILED IN CONNECTION HEREWITH SHALL BE CONSTRUED TO OBLIGATE THE SECURED PARTY TO MAKE ANY LOANS OR ADVANCES TO THE DEBTOR, WHETHER PURSUANT TO A COMMITMENT OR OTHERWISE.

SENIOR SECURITY AGREEMENT                                                    -7-


               D. REVIVAL OF OBLIGATIONS. TO THE EXTENT THE DEBTOR OR ANY THIRD PARTY MAKES A PAYMENT OR PAYMENTS TO THE SECURED PARTY OR THE SECURED PARTY ENFORCES ITS SECURITY INTEREST OR EXERCISES ANY RIGHT OF SETOFF, AND SUCH PAYMENT OR PAYMENTS OR THE PROCEEDS THEREOF ARE SUBSEQUENTLY INVALIDATED, DECLARED TO BE FRAUDULENT OR PREFERENTIAL, SET ASIDE, AND/OR REQUIRED TO BE REPAID TO A TRUSTEE, RECEIVER, OR ANY OTHER PARTY UNDER ANY BANKRUPTCY, INSOLVENCY OR OTHER LAW OR IN EQUITY, THEN, TO THE EXTENT OF SUCH RECOVERY, THE OBLIGATIONS OR ANY PART THEREOF ORIGINALLY INTENDED TO BE SATISFIED SHALL BE REVIVED AND CONTINUED IN FULL FORCE AND EFFECT AS IF SUCH PAYMENT OR PAYMENTS HAD NOT BEEN MADE, OR SUCH ENFORCEMENT OR SETOFF HAD NOT OCCURRED.

               E. PERFORMANCE BY THE SECURED PARTY. IN THE EVENT THE DEBTOR SHALL AT ANY TIME FAIL TO PAY OR PERFORM PUNCTUALLY ANY OF ITS DUTIES HEREUNDER, THE SECURED PARTY MAY, AT ITS OPTION AND WITHOUT NOTICE TO OR DEMAND UPON THE DEBTOR, WITHOUT OBLIGATION AND WITHOUT WAIVING OR DIMINISHING ANY OF ITS OTHER RIGHTS OR REMEDIES HEREUNDER, FULLY PERFORM OR DISCHARGE ANY OF SUCH DUTIES. ALL COSTS AND EXPENSES INCURRED BY THE SECURED PARTY IN CONNECTION THEREWITH, TOGETHER WITH INTEREST THEREON AT THE DEFAULT RATE SET FORTH IN THE LOAN AGREEMENT OR THE NOTES (AS DEFINED IN THE LOAN AGREEMENT), OR IF NO SUCH DEFAULT RATE IS SPECIFIED, THE THEN APPLICABLE INTEREST RATE PLUS FOUR PERCENT PER ANNUM, SHALL BECOME PART OF THE OBLIGATIONS SECURED HEREBY AND BE PAID BY THE DEBTOR UPON DEMAND.

               F. INDEMNIFICATION, ETC. THE DEBTOR HEREBY EXPRESSLY INDEMNIFIES AND HOLDS THE SECURED PARTY HARMLESS FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, OR OTHER PROCEEDINGS, AND FROM ANY AND ALL LIABILITY, LOSS, DAMAGE, AND EXPENSE OF EVERY NATURE, ARISING BY REASON OF THE SECURED PARTY'S ENFORCEMENT OF ITS RIGHTS AND REMEDIES HEREUNDER, OR BY REASON OF THE DEBTOR'S FAILURE TO COMPLY WITH ANY ENVIRONMENTAL OR OTHER LAW OR REGULATION. AS TO ANY ACTION TAKEN BY THE SECURED PARTY HEREUNDER, THE SECURED PARTY SHALL NOT BE LIABLE FOR ANY ERROR OF JUDGMENT OR MISTAKE OF FACT OR LAW, ABSENT GROSS NEGLIGENCE OR WILLFUL MISCONDUCT ON ITS PART.

               G. POWER OF ATTORNEY. THE DEBTOR HEREBY APPOINTS THE SECURED PARTY OR THE SECURED PARTY'S DESIGNEE AS ITS ATTORNEY-IN-FACT, WHICH APPOINTMENT IS IRREVOCABLE, DURABLE, AND COUPLED WITH AN INTEREST, WITH FULL POWER OF SUBSTITUTION, IN THE NAME OF THE DEBTOR OR IN THE NAME OF THE SECURED PARTY, TO TAKE ANY ACTION WHICH THE DEBTOR IS OBLIGATED TO PERFORM HEREUNDER OR WHICH THE SECURED PARTY MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS SECURITY AGREEMENT. IN TAKING ANY ACTION IN ACCORDANCE WITH THIS SECTION, THE SECURED PARTY SHALL NOT BE DEEMED TO BE THE AGENT OF THE DEBTOR. THE POWERS CONFERRED UPON THE SECURED PARTY IN THIS SECTION ARE SOLELY TO PROTECT ITS INTEREST IN THE COLLATERAL AND SHALL NOT IMPOSE ANY DUTY UPON THE SECURED PARTY TO EXERCISE ANY SUCH POWERS.

               H. CONTINUING EFFECT. THIS SECURITY AGREEMENT, THE SECURED PARTY'S SECURITY INTEREST IN THE COLLATERAL, AND ALL OTHER DOCUMENTS OR INSTRUMENTS CONTEMPLATED HEREBY SHALL CONTINUE IN FULL FORCE AND EFFECT UNTIL ALL OF THE OBLIGATIONS HAVE BEEN SATISFIED IN FULL, THE

SENIOR SECURITY AGREEMENT                                                    -8-


LENDERS THAT ARE PARTIES TO THE LOAN AGREEMENT HAVE NO COMMITMENT TO MAKE ANY FURTHER ADVANCES TO THE DEBTOR, AND THE DEBTOR HAS SENT A VALID WRITTEN DEMAND TO THE SECURED PARTY FOR TERMINATION OF THIS SECURITY AGREEMENT.

               I. BINDING EFFECT. THIS SECURITY AGREEMENT SHALL BE BINDING UPON AND INURE TO THE BENEFIT OF THE DEBTOR AND THE SECURED PARTY AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

               J. SECURITY AGREEMENT AS FINANCING STATEMENT AND AUTHORIZATION TO FILE WITHOUT DEBTOR'S SIGNATURE. A PHOTOGRAPHIC COPY OR OTHER REPRODUCTION OF THIS SECURITY AGREEMENT MAY BE USED AS A FINANCING STATEMENT. IN ADDITION, THE DEBTOR AGREES THAT ADMINISTRATIVE AGENT MAY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, PREPARE AND FILE FINANCING STATEMENTS, AMENDMENTS THERETO, AND CONTINUATION STATEMENTS WITHOUT THE SIGNATURE OF THE DEBTOR AND FILE ANY FINANCING STATEMENT, AMENDMENT THERETO OR CONTINUATION STATEMENT ELECTRONICALLY.

               K. GOVERNING LAW. SUBJECT TO ANY APPLICABLE FEDERAL LAW, THIS SECURITY AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF COLORADO.

               L. NOTICES. ALL NOTICES, REQUESTS, DEMANDS, OR OTHER COMMUNICATIONS REQUIRED OR PERMITTED HEREUNDER SHALL BE IN WRITING AND SHALL BE DEEMED TO HAVE BEEN GIVEN WHEN SENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE OTHER PARTY AT THE RESPECTIVE ADDRESSES GIVEN IN THE LOAN AGREEMENT, OR TO SUCH OTHER PERSON OR ADDRESS AS EITHER PARTY DESIGNATES TO THE OTHER IN THE MANNER HEREIN PRESCRIBED.

               M. SEVERABILITY. THE DETERMINATION THAT ANY TERM OR PROVISION OF THIS SECURITY AGREEMENT IS UNENFORCEABLE OR INVALID SHALL NOT AFFECT THE ENFORCEABILITY OR VALIDITY OF ANY OTHER TERM OR PROVISION HEREOF.

IN WITNESS WHEREOF, THE DEBTOR HAS EXECUTED THIS SECURITY AGREEMENT BY ITS DULY AUTHORIZED OFFICER AS OF THE DAY AND YEAR SHOWN BELOW.

                                               DEBTOR:

                                               PF ACQUISITION II, INC.

DATE: FEBRUARY 22, 1999                        BY: _____________________________

                                               TITLE: __________________________

Senior Security Agreement                                                    -9-

                                   SCHEDULE A

                  TO SECURITY AGREEMENT DATED FEBRUARY 22, 1999

                       EXECUTED BY PF ACQUISITION II, INC.

SET FORTH BELOW ARE THE PRESENT LOCATIONS (BY LEGAL DESCRIPTION) OF THE DEBTOR'S EQUIPMENT, FARM PRODUCTS, AND FIXTURES.

MARION COUNTY, OREGON

SITE 4, PARCEL 1:

PARCEL 2 OF PARTITION PLAT 96-98, FILED FOR RECORD ON NOVEMBER 8, 1996 IN REEL 1353, PAGE 36, MICROFILM RECORDS, MARION COUNTY, OREGON.

SITE 6, PARCEL 1

BEGINNING AT THE NORTHWEST CORNER OF THAT CERTAIN TRACT OF LAND DEEDED TO DAVID CLARK BY GEORGE TAYLOR AND WIFE, WHICH DEED WAS RECORDED JULY 19, 1910 ON PAGE 583, BOOK 114 OF DEED RECORDS OF MARION COUNTY, OREGON; THENCE SOUTH 32[d] 15' WEST 22 FEET; THENCE SOUTH 59[d] 47' EAST 338.76 FEET, MORE OR LESS, TO THE EAST BOUNDARY OF LOT 3 OF THE NORTH 1/2 OF THE DONATION LAND CLAIM OF B. S. BONNEY AND WIFE; THENCE NORTH 32[d] 15' EAST ALONG SAID LINE 22 FEET TO THE SOUTH BOUNDARY LINE OF THE WOODBURN-NATRON BRANCH OF THE SOUTHERN PACIFIC RAILROAD; THENCE NORTH 60[d] 45' WEST 339 FEET TO THE PLACE OF BEGINNING, AND BEING A PART OF LOT 3, OF THE NORTH 1/2 OF THE DONATION LAND CLAIM OF B. S. BONNEY AND WIFE IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SAVE AND EXCEPT, THE LAND CONVEYED TO THE STATE OF OREGON BY RAY-BROWN COMPANY, INC., BY DEED RECORDED IN VOLUME 216, PAGE 177, DEED RECORDS OF MARION COUNTY, OREGON.

SAVE AND EXCEPT, THAT PARCEL OF LAND SITUATE IN THE B. S. BONNEY DONATION LAND CLAIM IN SECTION 17, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT AN IRON PIPE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF THE SOUTHERN PACIFIC RAILROAD, FROM WHENCE THE SOUTHWEST CORNER OF LOT 4, OF THE SUBDIVISION OF THE NORTH 1/2 OF THE B. S. BONNEY DONATION LAND CLAIM, BEARS SOUTH 32[d] 30' WEST 221.90 FEET AND SOUTH 60[d] 45' EAST 96.90 FEET AND SOUTH 32[d] 28' WEST
308.50 FEET AND SOUTH 59[d] 26' EAST 35.76 FEET AND SOUTH 32[d] 15' WEST 434.1 FEET AND RUNNING THENCE NORTH 60[d] 45' WEST 168.00 FEET ALONG THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF THE SOUTHERN PACIFIC RAILROAD TO A 3/4" IRON PIPE; THENCE SOUTH 32[d] 30' WEST 22.00 FEET TO A 3/4" IRON PIPE ON THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF PACIFIC HIGHWAY U.S. 99E; THENCE SOUTH 60[d] 45'

EAST 168.00 FEET, PARALLEL TO SAID RAILROAD RIGHT-OF-WAY; THENCE NORTH 32[d] 30' EAST 22 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 2

BEGINNING AT AN IRON PIN IN THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY 13.22 CHAINS SOUTH 86[d] 45' WEST AND 14.12 CHAINS SOUTH 32[d] 6' WEST FROM THE MOST EASTERLY NORTHEAST CORNER OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE SOUTH 32[d] 6" WEST, 6.74 CHAINS TO A STONE IN THE SOUTHEAST CORNER OF LOT 4 OF THE B. S. BONNEY SUBDIVISION; THENCE SOUTH
89[d] 47' WEST ALONG THE LINE DIVIDING SAID CLAIM IN NORTH AND SOUTH HALVES,
14.44 CHAINS TO AN IRON BOLT; THENCE NORTH 31[d] 57' EAST, 13.82 CHAINS TO AN IRON BOLT IN THE SOUTH LINE OF SAID RIGHT-OF-WAY OF THE SOUTHERN PACIFIC RAILROAD COMPANY; THENCE SOUTH 60[d] 58' EAST ALONG SAID RIGHT-OF-WAY, 12.26 CHAINS TO THE POINT OF BEGINNING, AND SITUATED IN THE NORTH 1/2 OF THE
B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SITE 6, PARCEL 3

BEGINNING ON THE DIVISION LINE, DIVIDING THE B. S. BONNEY DONATION LAND CLAIM INTO NORTH AND SOUTH HALVES, AT A POINT WHICH IS 13.20 CHAINS SOUTH 86[d] 45' WEST AND 20.92 CHAINS SOUTH 32[d] 15' WEST OF THE MOST EASTERLY NORTHEAST CORNER OF THE SAID B. S. BONNEY DONATION LAND CLAIM AND RUNNING THENCE NORTH 32[d] 15' EAST 435 FEET TO THE SOUTH LINE OF THE WOODBURN-SILVERTON BRANCH OF THE
SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY; THENCE SOUTH 60[d] 45' EAST ALONG THE SOUTH LINE OF SAID RIGHT-OF-WAY 735.5 FEET TO ITS INTERSECTION WITH SAID DIVISION LINE; THENCE WEST ALONG SAID DIVISION LINE 920 FEET TO THE PLACE OF BEGINNING, AND BEING A PART OF LOT 5 OF THE NORTH 1/2 OF SAID DONATION LAND CLAIM, IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SITE 6, PARCEL 4

BEGINNING AT A POINT ON THE SOUTH BOUNDARY LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY WHICH IS 531.2 FEET NORTH 32[d] 15' EAST OF THE SOUTHEAST CORNER OF A 4.103 ACRE TRACT OF LAND FORMERLY OWNED BY N. F. STRAIN, SAID TRACT BEING A PART OF LOT 3 OF THE NORTH 1/2 OF THE DONATION LAND CLAIM OF B. S. BONNEY AND WIFE IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE SOUTH 32[d] 15' WEST 22 FEET; THENCE SOUTH 60[d] 58' EAST PARALLEL WITH SAID RIGHT-OF-WAY 1.424 CHAINS; THENCE NORTH 32[d] 15' EAST 22 FEET TO THE SOUTH BOUNDARY LINE OF SAID RIGHT-OF-WAY; THENCE NORTH 60[d] 58' WEST ALONG SAID SOUTH BOUNDARY LINE 1.424 CHAINS TO THE PLACE OF BEGINNING, AND BEING SITUATED IN DONATION LAND CLAIM OF B. S. BONNEY AND WIFE IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON.

SITE 6, PARCEL 5

BEGINNING AT A POINT WHICH IS NORTH 19[d] 45' EAST 13.645 CHAINS AND SOUTH
87[d] 22' EAST 32.284 CHAINS AND NORTH 19[d] 23' EAST 44.62 CHAINS FROM THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, AND RUNNING THENCE SOUTH
59[d] 55' EAST ALONG THE SOUTH BOUNDARY LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY 1.28 CHAINS; THENCE SOUTH 19[d] 23' WEST 3.54 CHAINS; THENCE NORTH 59[d] 55' WEST 1.28 CHAINS; THENCE NORTH 19[d] 23' EAST 3.54 CHAINS TO THE PLACE OF BEGINNING, BEING SITUATED IN MARION COUNTY, OREGON.

SITE 6, PARCEL 6

BEGINNING AT A POINT WHICH IS REACHED BY BEGINNING AT THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN MARION COUNTY, OREGON, AND RUNNING THENCE NORTH 19[d] 45' EAST 13.645 CHAINS; THENCE SOUTH 87[d] 22' EAST 22.40 CHAINS; THENCE NORTH 19[d] 45' EAST 45.80 CHAINS TO THE NORTHWEST CORNER OF THAT CERTAIN TRACT DEEDED TO RUDOLPH ZAK, EDWARD ZAK AND ANNA ZAK, HIS WIFE, BY DEED RECORDED AT PAGE 526, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON; RUNNING THENCE ALONG THE WEST LINE OF ADDITIONAL LAND OF SAID ZAK BROTHERS, SAID LAND BEING DESCRIBED IN DEED RECORDED AT PAGE 527, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON, NORTHEASTERLY 184.7 FEET TO A POINT ON THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY AND BEING THE BEGINNING POINT OF THE HEREIN DESCRIBED TRACT; RUNNING THENCE ALONG SAID RAILROAD RIGHT-OF-WAY BOUNDARY SOUTH 60[d] 26' EAST 551.2 FEET, MORE OR LESS, TO THE NORTHEAST CORNER OF THE ABOVE DESCRIBED ZAK LAND; THENCE ALONG THE EAST LINE OF SAID ZAK LAND SOUTH 19[d] 23' WEST 130.0 FEET; THENCE PARALLEL WITH THE SAID RAILROAD NORTH 60[d] 26' WEST 130.0 FEET; THENCE NORTH 19[d] 23' EAST 119.9 FEET; THENCE ON A LINE PARALLEL TO AND 10 FEET FROM SAID RAILROAD RIGHT-OF-WAY BOUNDARY NORTH 60[d] 26' WEST 421.2 FEET, MORE OR LESS, TO A POINT IN THE WEST LINE OF SAID ADDITIONAL LAND OF ZAK BROTHERS, 10 FEET SOUTHWEST OF POINT OF BEGINNING; THENCE NORTHEAST ALONG SAID WEST LINE OF ZAK BROTHERS ADDITIONAL PROPERTY,
10 FEET TO POINT OF BEGINNING. SAVE AND EXCEPT, THE WESTERLY 25 FEET FOR A ROADWAY.

SITE 6, PARCEL 7

BEGINNING AT AN IRON PIPE WHICH MARKS THE POINT OF BEGINNING OF A TRACT OF LAND CONVEYED TO IRENE MCMAHAN, BY DEED RECORDED IN VOLUME 490, PAGE 3, DEED RECORDS OF MARION COUNTY, OREGON, WHICH POINT IS 434.1 FEET NORTH 32[d] 15' EAST FROM THE SOUTHWEST CORNER OF LOT 4 OF THE SUBDIVISION OF THE NORTH 1/2 OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; AND RUNNING THENCE NORTH 59[d] 26' WEST A DISTANCE OF 35.76 FEET ALONG THE SOUTH LINE OF SAID MCMAHAN TRACT TO AN IRON PIPE AT THE SOUTHWEST CORNER THEREOF; THENCE NORTH 32[d] 28' EAST A DISTANCE OF
308.50 FEET ALONG THE WEST LINE OF SAID TRACT AND EXTENDED TO AN IRON PIPE; THENCE NORTH 60[d] 45' WEST A DISTANCE OF 74.90 FEET TO AN IRON PIPE AT AN ANGLE POINT ON THE WEST LINE OF SAID TRACT; THENCE

NORTH 32[d] 30' EAST A DISTANCE OF 199.90 FEET ALONG THE SAID WEST LINE TO THE IRON PIPE AT THE NORTHWEST CORNER OF SAID TRACT; THENCE SOUTH 60[d] 45' EAST A DISTANCE OF 202.98 FEET ALONG THE NORTH LINE OF SAID TRACT TO THE NORTHEAST CORNER THEREOF; THENCE SOUTH 32[d] 15' WEST A DISTANCE OF 508.60 FEET ALONG THE WEST LINE OF SAID TRACT TO AN IRON PIPE; THENCE NORTH 60[d] 58' WEST A DISTANCE OF 94.3 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

SITE 6, PARCEL 8

BEGINNING ON THE EAST BOUNDARY OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON, AT A POINT WHICH IS 25.95 CHAINS NORTH 19[d] 40' EAST FROM THE SOUTHEAST CORNER THEREOF; THENCE WEST 2,641.16 FEET TO THE EASTERLY LINE OF THE PACIFIC HIGHWAY AS SAME IS LOCATED IN THE SAID TOWNSHIP AND RANGE; THENCE NORTH 32[d] 31' EAST ALONG THE EASTERLY LINE OF THE SAID PACIFIC HIGHWAY, 186.78 FEET TO THE LINE DIVIDING THE SAID BONNEY DONATION LAND CLAIM INTO NORTH AND SOUTH HALVES; THENCE NORTH 89[d] 52' EAST ALONG THE LINE DIVIDING THE SAID CLAIM INTO NORTH AND SOUTH HALVES A DISTANCE OF 2,598.02 FEET TO THE EASTERLY LINE OF SAID BONNEY DONATION LAND CLAIM; THENCE SOUTH 19[d] 20' WEST ALONG THE EASTERLY LINE OF THE SAID CLAIM 172.42 FEET TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT, A STRIP OF LAND 60.00 FEET WIDE CONVEYED TO OREGONIAN RAILROAD COMPANY LIMITED BY DEED RECORDED IN VOLUME 26, PAGE 81, OF DEED RECORDS, MARION COUNTY, OREGON.

SAVE AND EXCEPT, THAT PARCEL OF LAND SITUATE IN SECTION 17, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT THE SOUTHEAST CORNER OF THAT TRACT OF LAND CONVEYED TO TERMINAL ICE AND COLD STORAGE COMPANY BY DEED RECORDED IN VOLUME 593, PAGE 395, MARION COUNTY RECORD OF DEEDS, SAID SOUTHEAST CORNER BEING RECORDED AS BEARING SOUTH 19[d] 22' WEST 1,283.53 FEET FROM THE MOST EASTERLY NORTHEAST CORNER OF THE BRADFORD S. BONNEY DONATION LAND CLAIM NO. 47, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; AND RUNNING THENCE FROM THE TRUE POINT OF BEGINNING; SOUTH 19[d] 22' WEST 70 FEET, MORE OR LESS, ALONG THE SOUTHWESTERLY EXTENSION OF THE SOUTHEASTERLY BOUNDARY LINE OF SAID TERMINAL ICE AND COLD STORAGE COMPANY TRACT TO THE NORTHWESTERLY RIGHT-OF-WAY LINE OF THE SOUTHERN PACIFIC RAILROAD; THENCE NORTH 60[d] 57' WEST 139 FEET, MORE OR LESS, ALONG SAID NORTHWESTERLY RAILROAD RIGHT-OF-WAY LINE TO THE MOST EASTERLY SOUTHWEST CORNER OF SAID TERMINAL ICE
AND COLD STORAGE COMPANY TRACT; THENCE SOUTH 89[d] 45' EAST 144.54 FEET ALONG THE SOUTHERLY BOUNDARY LINE OF SAID TERMINAL ICE AND COLD STORAGE COMPANY TRACT TO THE POINT OF BEGINNING.

SITE 6, PARCEL 9

BEGINNING AT A STONE IN THE EAST LINE OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, SAID STONE BEING

646.61 FEET NORTH 19[d] 38' EAST FROM THE SOUTHEAST CORNER OF SAID CLAIM; AND RUNNING THENCE SOUTH 87[d] 52' WEST 1,087.62 FEET TO A STONE; THENCE NORTH 19[d] 39' EAST 1,091.81 FEET TO AN IRON PIPE; THENCE NORTH 89[d] 48' WEST 1,574.67 FEET TO A POINT IN THE EASTERLY RIGHT-OF-WAY LINE OF THE PACIFIC HIGHWAY; THENCE NORTH 32[d]30' EAST 18.93 FEET ALONG SAID EASTERLY LINE, TO AN IRON PIPE; THENCE SOUTH 89[d] 48' EAST 2,640.76 FEET TO A STONE IN THE EAST LINE OF SAID B. S. BONNEY DONATION LAND CLAIM; THENCE SOUTH 19[d] 38' WEST 1,061.66 FEET ALONG SAID EAST LINE TO THE POINT OF BEGINNING.

SITE 6, PARCEL 10

BEGINNING AT AN IRON PIPE WHICH IS 2,092.52 FEET SOUTH 87[d] 49' WEST AND 625.00 FEET NORTH 04[d] 46' EAST AND 1,028.01 FEET NORTH 10[d] 05' EAST FROM THE SOUTHEAST CORNER OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; AND RUNNING THENCE NORTH 89[d] 48' WEST 247.23 FEET TO AN IRON PIPE IN THE EASTERLY RIGHT-OF-WAY LINE OF THE PACIFIC HIGHWAY; THENCE SOUTH 32[d] 30' WEST 206.88 FEET ALONG SAID EASTERLY LINE TO AN IRON PIPE; THENCE SOUTH 82[d] 26' EAST
322.67 FEET TO AN IRON PIPE; THENCE NORTH 10[d] 05' EAST 219.51 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 11

BEGINNING AT A STONE AT THE SOUTHEAST CORNER OF THE B. S. BONNEY DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; AND RUNNING THENCE SOUTH 87[d] 49' WEST ALONG THE SOUTH LINE OF SAID CLAIM 2,092.52 FEET TO A STONE; THENCE NORTH 04[d] 46' EAST 625.00 FEET ALONG THE EAST LINE OF THAT CERTAIN TRACT OF LAND DESCRIBED IN VOLUME 449,
PAGE 282, MARION COUNTY DEED RECORDS TO A STONE AT THE NORTHEAST CORNER THEREOF; THENCE NORTH 10[d] 05' EAST 1,028.01 FEET TO AN IRON PIPE; THENCE NORTH 89[d] 48' WEST 247.23 FEET TO AN IRON PIPE SET IN THE EASTERLY RIGHT-OF-WAY LINE OF THE PACIFIC HIGHWAY; THENCE NORTH 32[d] 30' EAST 54.42 FEET ALONG SAID EASTERLY LINE TO A POINT; THENCE SOUTH 89[d] 48' EAST 1,574.67 FEET TO AN IRON PIPE; THENCE SOUTH 19[d] 39' WEST 1,091.81 FEET TO A STONE; THENCE NORTH 87[d] 52' EAST 1,087.62 FEET TO A STONE IN THE EAST LINE OF SAID
B. S. BONNEY DONATION LAND CLAIM; THENCE SOUTH 19[d] 38' WEST 646.61 FEET ALONG SAID EAST LINE TO THE POINT OF BEGINNING.

SAVE AND EXCEPT, A PORTION OF THAT TRACT OF LAND CONVEYED TO AGRIPAC, INC., AN OREGON COOPERATIVE CORPORATION BY WARRANTY DEED, RECORDED IN REEL 918, PAGE 429, MICROFILM RECORDS, MARION COUNTY, OREGON; SAID BEGINNING POINT OF THE FOLLOWING DESCRIBED PARCEL, BEING AN IRON ROD WITH PLASTIC CAP MARKED LS 1362 AND LYING 3,589.65 FEET NORTH 16[d] 59'26" WEST OF THE SOUTHEAST CORNER OF NEIL JOHNSON DONATION LAND CLAIM NO. 69 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; THENCE ALONG THE WESTERLY BOUNDARY OF SAID AGRIPAC TRACT THE FOLLOWING COURSES: SOUTH 86[d] 53'16" WEST 730.83 FEET TO THE EAST RIGHT-OF-WAY OF PACIFIC HIGHWAY 99E; THENCE NORTH 31[d] 35'00" EAST ALONG SAID RIGHT-OF-WAY 72.98 FEET; THENCE NORTH 86[d] 53'16" EAST 702.36 FEET TO AN IRON PIPE; THENCE NORTH 9[d] 10'24" EAST 195.00 FEET; THENCE LEAVING SAID WESTERLY BOUNDARY NORTH 30[d] 12'00" EAST 409.00

FEET; THENCE NORTH 0[d] 34'00" WEST 391.00 FEET; THENCE SOUTH 86[d] 37'53" EAST
494.69 FEET; THENCE SOUTH 61[d] 37'04" EAST 591.66 FEET; THENCE SOUTH
28[d] 22'56" WEST 1,030.50 FEET; THENCE NORTH 61[d] 37'04" WEST 396.67 FEET;
THENCE NORTH 85[d] 47'24" WEST 419.43 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 12

THAT PARCEL OF LAND SITUATE IN THE B. S. BONNEY DONATION LAND CLAIM, SECTION 17, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, DESCRIBED IN VOLUME 579, PAGE 486 OF THE DEED RECORDS OF MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A 3/4" IRON PIPE FROM WHENCE THE SOUTHWEST CORNER OF LOT 4 OF THE SUBDIVISION OF THE NORTH 1/2 OF B. S. BONNEY DONATION LAND CLAIM BEARS SOUTH 60[d] 45' EAST 74.90 FEET AND SOUTH 32[d] 28' WEST 308.50 FEET AND SOUTH 59[d] 26' EAST 35.76 FEET AND SOUTH 32[d] 15' WEST 434.1 FEET AND RUNNING THENCE NORTH 60[d] 45' WEST 22 FEET TO AN IRON PIPE; THENCE NORTH 32[d] 30' EAST 199.90 FEET; THENCE SOUTH 60[d] 45' EAST 22.00 FEET; THENCE SOUTH 32[d] 03' WEST 199.90 FEET TO THE POINT OF BEGINNING.

SITE 6, PARCEL 13

THAT TRACT OF LAND SITUATE IN SECTIONS 19 AND 20, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON, WHICH IS MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT AN IRON BAR ON THE SOUTHERLY BOUNDARY LINE OF THAT TRACT OF LAND CONVEYED TO GENERAL FOODS CORPORATION BY DEED RECORDED IN VOLUME 547, PAGE 833, MARION COUNTY RECORD OF DEEDS, SAID IRON BAR BEING ALSO THE NORTHEASTERLY CORNER OF THAT TRACT OF LAND CONVEYED TO F AND D GESCHWILL BY DEED RECORDED IN VOLUME 404, PAGE 152, DEED RECORDS FOR MARION COUNTY, OREGON, IN SECTIONS 19 AND 20, TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON, WHICH BEARS SOUTH 89[d] 45' EAST 309.21 FEET AND NORTH 31[d] 59' EAST 3,330.55 FEET AND NORTH 86[d] 53' EAST 1,070.32 FEET FROM THE MOST SOUTHERLY SOUTHWEST CORNER OF THE NEIL JOHNSON DONATION LAND CLAIM NO. 69, AND RUNNING THENCE FROM THE TRUE POINT OF BEGINNING; SOUTH 18[d] 50' WEST 2,665.47 FEET ALONG THE EASTERLY BOUNDARY LINE OF SAID GESCHWILL TRACT TO
A 3/4" IRON PIPE; THENCE SOUTH 89[d] 39'30" WEST 1,753.47 FEET TO A 3/4" IRON PIPE ON THE WESTERLY BOUNDARY OF THAT TRACT OF LAND CONVEYED TO F AND D GESCHWILL BY DEED RECORDED IN VOLUME 465, PAGE 177, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 31[d] 59' EAST 2,917.55 FEET ALONG SAID WESTERLY BOUNDARY AND THE NORTHEASTERLY EXTENSION THEREOF TO A 3/4" IRON PIPE ON THE NORTHERLY BOUNDARY LINE OF SAID GESCHWILL TRACT RECORDED IN VOLUME 404, PAGE 152, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 86[d] 53' EAST 1,070.32 FEET TO THE POINT OF BEGINNING.

SAVE AND EXCEPT, BEGINNING AT A POINT ON THE WEST LINE OF THAT TRACT OF LAND CONVEYED TO FRED GESCHWILL BY DEED RECORDED IN VOLUME 288, PAGE 341, DEED RECORDS FOR MARION COUNTY, OREGON, WHICH IS SOUTH 18[d] 50'49" WEST 1,654.33 FEET AND SOUTH 89[d] 39'30" WEST 1,053.19 FEET FROM THE NORTHEAST CORNER OF THE NEIL JOHNSON DONATION LAND CLAIM NO. 69 IN TOWNSHIP 5






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


SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE SOUTH 18[d] 49'55" WEST 1,064.46 FEET; THENCE SOUTH 89[d] 39'30" WEST 1,753.46
FEET TO AN IRON PIPE IN THE SOUTHWEST CORNER OF THAT TRACT OF LAND CONVEYED TO GENERAL FOODS CORPORATION BY DEED RECORDED IN VOLUME 625, PAGE 152, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 31[d] 59' EAST 1,189.80 FEET ALONG THE WEST LINE OF SAID GENERAL FOODS TRACT TO A 5/8 IRON ROD; THENCE NORTH 89[d] 39'30" EAST 1,466.84 FEET TO THE PLACE OF BEGINNING.

SITE 6, PARCEL 14

BEGINNING AT THE NORTHEAST CORNER OF THE NEIL JOHNSON LAND CLAIM NO. 69 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; THENCE SOUTH 18[d] 50'49" WEST 1,654.33 FEET ALONG THE EAST LINE OF SAID CLAIM TO 1 5/8" IRON ROD; THENCE SOUTH 89[d] 39'30" WEST 1,053.19 FEET TO A POINT IN THE WEST LINE OF THE FRED GESCHWILL TRACT AS DESCRIBED IN VOLUME 288, PAGE 341, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 18[d] 49'55" EAST 1,599.87 FEET TO AN IRON BAR IN THE NORTH LINE OF SAID CLAIM; THENCE NORTH
86[d] 55'04" EAST 1,072.71 FEET TO THE PLACE OF BEGINNING.

SITE 6, PARCEL 15

BEGINNING AT AN IRON PIPE IN THE WEST LINE OF THE THOMAS FITZGERALD DONATION LAND CLAIM 13.645 CHAINS FROM THE SOUTHWEST CORNER OF THE SAME IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN MARION COUNTY, OREGON; THENCE NORTH 19[d] 45' EAST ALONG THE WEST LINE OF SAID CLAIM 45.40 CHAINS TO A STONE; THENCE SOUTH 88[d] 17' EAST 11.26 CHAINS TO THE IRON BAR; THENCE SOUTH
19[d] 45' WEST 45.60 CHAINS TO AN IRON BAR; THENCE NORTH 87[d] 23' WEST 11.20 CHAINS TO THE POINT OF BEGINNING, BEING SITUATED IN THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE
MERIDIAN IN MARION COUNTY, OREGON.

SITE 6, PARCEL 16

BEGINNING AT A POINT 13.645 CHAINS NORTH 19[d] 45' EAST AND 11.20 CHAINS SOUTH 87[d] 22' EAST FROM THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE NORTH 19[d] 45' EAST 9.32 CHAINS TO AN IRON PIPE; THENCE SOUTH 87[d] 22' EAST 5.615 CHAINS TO THE SOUTHWEST CORNER OF A TRACT OF LAND CONVEYED TO HARVEY E. MIKKELSON, ET AL, BY DEED RECORDED IN VOLUME 455, PAGE 502, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 19[d] 45' EAST 30.439 CHAINS; THENCE SOUTH 70[d] 15' EAST 5.346 CHAINS; THENCE NORTH 19[d] 45' EAST
7.672 CHAINS TO AN IRON BAR AT THE NORTHWEST CORNER OF THE FOURTH TRACT OF LAND DESCRIBED IN DEED TO HARVEY E. MIKKELSON, ET AL, RECORDED IN VOLUME 444, PAGE 672, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE SOUTH 88[d] 17' EAST 1.09 CHAINS TO A STONE AT MOST WESTERLY SOUTHWEST CORNER OF A TRACT OF LAND DEEDED TO MARTIN AICHER BY SEBASTIAN AICHER, ET UX, BY DEED RECORDED IN VOLUME 73, PAGE 450, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 18[d] 44' EAST





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2.80 CHAINS TO AN IRON PIPE IN THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD
RIGHT-OF-WAY; THENCE SOUTH 60[d] 26' EAST 5.74 CHAINS ALONG SAID RIGHT-OF-WAY TO THE NORTHERLY BOUNDARY OF THE FIRST TRACT OF LAND DESCRIBED IN SAID DEED TO HARVEY E. MIKKELSON, ET AL, RECORDED IN VOLUME 444, PAGE 672, DEED RECORDS; THENCE SOUTH 60[d] 26' EAST ALONG SAID NORTHERLY BOUNDARY A DISTANCE OF 2.62 CHAINS TO THE NORTHEASTERLY CORNER OF SAID PARCEL; THENCE SOUTH 19[d] 23' WEST
44.62 CHAINS; THENCE NORTH 87[d] 22' WEST 21.084 CHAINS TO THE PLACE OF
BEGINNING.

SAVE AND EXCEPT, BEGINNING AT A POINT WHICH IS REACHED BY BEGINNING AT THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN MARION COUNTY, OREGON, AND RUNNING THENCE NORTH 19[d] 45' EAST 13.645 CHAINS; THENCE SOUTH 87[d] 22' EAST
22.40 CHAINS; THENCE NORTH 19[d] 45' EAST 45.80 CHAINS TO THE NORTHWEST CORNER OF THAT CERTAIN TRACT DEEDED TO RUDOLPH ZAK, EDWARD ZAK AND ANNA ZAK, HIS WIFE, BY DEED RECORDED AT PAGE 426, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON; RUNNING THENCE ALONG THE WEST LINE OF ADDITIONAL LAND OF SAID ZAK BROTHERS, SAID LAND BEING DESCRIBED IN DEED RECORDED AT PAGE 527, BOOK 162, RECORDS OF DEEDS FOR MARION COUNTY, OREGON, NORTHEASTERLY 184.7 FEET TO A POINT ON THE SOUTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY AND BEING THE BEGINNING POINT OF THE HEREIN DESCRIBED TRACT; RUNNING THENCE ALONG SAID RAILROAD RIGHT-OF-WAY BOUNDARY SOUTH 60[d] 26' EAST 551.2 FEET, MORE OR LESS, TO THE NORTHEAST CORNER OF THE ABOVE DESCRIBED ZAK LAND; THENCE ALONG THE EAST LINE OF SAID ZAK LAND SOUTH 19[d] 23' WEST 130.0 FEET; THENCE PARALLEL WITH THE SAID RAILROAD NORTH 60[d] 26' WEST 130.0 FEET; THENCE NORTH 19[d] 23' EAST
119.9 FEET; THENCE ON A LINE PARALLEL TO AND 10 FEET FROM SAID RAILROAD RIGHT-OF-WAY BOUNDARY NORTH 60[d] 26' WEST 421.2 FEET, MORE OR LESS, TO A
POINT IN THE WEST LINE OF SAID ADDITIONAL LAND OF ZAK BROTHERS, 10 FEET SOUTHWEST OF POINT OF BEGINNING; THENCE NORTHEAST ALONG SAID WEST LINE OF ZAK BROTHERS ADDITIONAL PROPERTY, 10 FEET TO POINT OF BEGINNING. SAVE AND EXCEPT, THE WESTERLY 25 FEET FOR A ROADWAY.

SITE 6, PARCEL 17

BEGINNING AT AN IRON PIPE ON THE NORTH LINE OF THE SOUTHERN PACIFIC RAILROAD RIGHT-OF-WAY AT A POINT 93 LINKS NORTH 18[d] 44' EAST FROM THE NORTH CORNER OF THE LAST ABOVE MENTIONED TRACT; THENCE NORTH 18[d] 44' EAST 2.96 CHAINS TO THE CENTERLINE OF THE COUNTY ROAD; THENCE SOUTH 27[d] 29' EAST ALONG THE CENTER OF SAID ROAD 5.37 CHAINS TO AN IRON PIPE IN THE NORTH LINE OF THE SAID RAILROAD RIGHT-OF-WAY; THENCE NORTH 60[d] 26' WEST 3.95 CHAINS TO THE POINT OF BEGINNING.

SITE 6, PARCEL 18

BEGINNING AT A CAR SPRING ON THE NORTHERLY BOUNDARY LINE OF THAT TRACT OF LAND DESCRIBED IN CONTRACT TO A. L. STEFFEN AND E. I. STEFFEN, RECORDED IN VOLUME 460, PAGE 90, DEED RECORDS FOR MARION COUNTY, OREGON, SAID CAR SPRING MARKING THE SOUTHEAST CORNER OF THAT TRACT OF LAND CONVEYED TO H. E. MIKKELSON AND M. MIKKELSON, BY DEED RECORDED IN VOLUME 444, PAGE 672, DEED RECORDS FOR MARION COUNTY, OREGON, SAID CAR SPRING IS RECORDED AS BEARING NORTH 19[d] 45' EAST
900.57 FEET AND SOUTH 87[d] 22' EAST 2,130.7 FEET FROM THE SOUTHWEST CORNER
OF THE THOMAS





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


FITZGERALD DONATION LAND CLAIM NO. 54 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; AND RUNNING THENCE FROM THE TRUE POINT OF BEGINNING; SOUTH 88[d] 04'10" EAST 2,865.86 FEET ALONG SAID NORTHERLY BOUNDARY LINE OF SAID STEFFEN TRACT TO A 1/2" IRON PIPE MARKING THE NORTHEASTERLY CORNER OF SAID TRACT; THENCE SOUTH 12[d] WEST 874.70 FEET TO A TWO INCH IRON PIPE MARKING THE SOUTHEASTERLY CORNER OF THAT TRACT OF LAND DESCRIBED IN CONTRACT TO A. L. STEFFEN AND E. I. STEFFEN, RECORDED IN VOLUME 520, PAGE 84, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 88[d] 02' WEST 1,042.05 FEET ALONG THE SOUTHERLY BOUNDARY LINE OF SAID STEFFEN TRACT TO A 1/2" IRON PIPE; THENCE NORTH 01[d] 55'50" EAST 840.83 FEET TO A 1/2" IRON PIPE ON A LINE PARALLEL WITH AND A PERPENDICULAR DISTANCE OF 20.00 FEET, MEASURED SOUTHERLY FROM SAID NORTHERLY BOUNDARY LINE OF SAID STEFFEN TRACT DESCRIBED IN VOLUME
460, PAGE 90, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE NORTH 88[d] 04'10" WEST 1,697.06 FEET ALONG SAID LINE PARALLEL WITH SAID NORTHERLY BOUNDARY LINE
TO A 1/2" IRON PIPE; THENCE NORTH 08[d] 03'24" EAST 20.31 FEET TO A 1/2" IRON PIPE ON THE SAID NORTHERLY BOUNDARY LINE; THENCE SOUTH 88[d] 04'10" EAST 22.66 FEET ALONG SAID NORTHERLY BOUNDARY LINE TO THE POINT OF BEGINNING.

SITE 6, PARCEL 19

BEGINNING ON THE WESTERLY LINE AND 6.78 CHAINS NORTH 19[d] 45' EAST FROM THE SOUTHWEST CORNER OF THE THOMAS FITZGERALD DONATION LAND CLAIM NO. 54 IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN IN MARION COUNTY, OREGON; THENCE NORTH 19[d] 45' EAST 6.865 CHAINS ALONG THE WESTERLY LINE OF SAID FITZGERALD CLAIM; THENCE SOUTH 87[d] 22' EAST 2,108.08 FEET TO THE
NORTHWESTERLY CORNER OF A TRACT OF LAND CONVEYED TO GENERAL FOODS CORPORATION, BY DEED RECORDED IN VOLUME 640, PAGE 501, DEED RECORDS FOR MARION COUNTY, OREGON; THENCE SOUTH 08[d] 03'24" WEST 20.31 FEET TO 1/2 INCH IRON PIPE; THENCE SOUTH 88[d] 04'10" EAST 1,697.06 FEET TO A 1/2 INCH IRON PIPE; THENCE SOUTH
1[d] 55'50" WEST TO A POINT ON THE SOUTHERLY LINE OF A TRACT DESCRIBED IN AGREEMENT RECORDED IN VOLUME 460, PAGE 90, DEED RECORDS OF MARION COUNTY, OREGON; THENCE NORTH 87[d] 14' WEST 3,918.00 FEET, MORE OR LESS, TO A POINT WHICH IS 10.00 FEET FROM THE WESTERLY LINE OF SAID FITZGERALD CLAIM, AS
MEASURED PERPENDICULAR THERETO; THENCE SOUTH 19[d] 45' WEST 6.70 CHAINS TO A POINT ON THE SOUTHERLY LINE OF SAID FITZGERALD CLAIM, WHICH IS SOUTH 87[d] 14' EAST 10.00 FEET FROM THE SOUTHWEST CORNER THEREOF; THENCE NORTH 87[d] 14'
WEST 10.00 FEET FROM THE SOUTHWEST CORNER OF SAID FITZGERALD CLAIM; THENCE
NORTH 19[d] 45' EAST 6.78 CHAINS TO THE PLACE OF BEGINNING.

SITE 6, PARCEL 20

BEGINNING AT THE SOUTHWEST CORNER OF THE DONATION LAND CLAIM OF THOMAS FITZGERALD AND WIFE, IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, IN SAID COUNTY AND STATE; THENCE NORTH 19[d] 45' EAST 6.78 CHAINS ALONG THE WEST LINE OF THE THOMAS FITZGERALD CLAIM; THENCE SOUTH 87[d] 14' EAST 76.47 CHAINS TO THE EAST LINE OF SAID CLAIM; THENCE SOUTH 11[d]54' WEST
6.586 CHAINS TO THE SOUTHEAST CORNER OF THE THOMAS FITZGERALD CLAIM; THENCE NORTH 87[d] 14' WEST 77.41 CHAINS ALONG THE SOUTH LINE OF THE SAID CLAIM TO THE PLACE OF BEGINNING.

SAVE AND EXCEPT, THAT PORTION THEREOF INCLUDED IN DEED TO GENERAL FOODS CORPORATION RECORDED DECEMBER 14, 1967 IN BOOK 640, PAGE 501, DEED RECORDS, MARION COUNTY, OREGON.

SITE 6 PARCEL 21: (PLANT 8)

ALL OF MORTGAGOR'S RIGHT, TITLE AND INTEREST IN AND TO THAT CERTAIN REAL PROPERTY FACILITY LEASE BETWEEN PF ACQUISITION II, INC., (AS ASSIGNEE TO AGRIPAC, INC.) AS LESSEE, AND GREENFIELD PARTNERS, LTD., AN OREGON LIMITED PARTNERSHIP AS LESSOR, PURSUANT TO AN UNDATED LEASE RELATED TO THE REAL PROPERTY MORE PARTICULARLY DESCRIBED BELOW:

IMPROVEMENTS ONLY ON THE FOLLOWING DESCRIBED PARCEL:

A PORTION OF THAT TRACT OF LAND CONVEYED TO AGRIPAC, INC., AN OREGON COOPERATIVE CORPORATION BY WARRANTY DEED, RECORDED IN REEL 918, PAGE 429, MICROFILM RECORDS, MARION COUNTY, OREGON; SAID BEGINNING POINT OF THE FOLLOWING DESCRIBED PARCEL, BEING AN IRON ROD WITH PLASTIC CAP MARKED LS 1362 AND LYING 3,589.65 FEET NORTH 16[d] 59'26" WEST OF THE SOUTHEAST CORNER OF NEIL JOHNSON DONATION LAND CLAIM NO. 69, IN TOWNSHIP 5 SOUTH, RANGE 1 WEST OF THE WILLAMETTE MERIDIAN, MARION COUNTY, OREGON; THENCE ALONG THE WESTERLY BOUNDARY OF SAID AGRIPAC TRACT THE FOLLOWING COURSES: 86[d] 53'16" WEST, 730.83 FEET TO THE EAST RIGHT OF WAY OF PACIFIC HWY 99E; THENCE NORTH 31[d] 35'00" EAST ALONG SAID RIGHT OF WAY, 72.98 FEET; THENCE NORTH 86[d] 53'16" EAST, 702.36 FEET TO AN IRON PIPE; THENCE
NORTH 9[d] 10'24" EAST, 195.00 FEET; THENCE LEAVING SAID WESTERLY BOUNDARY, NORTH 30[d] 12'00" WEST 391.00 FEET; THENCE SOUTH 86[d] 37'53" EAST, 494.69
FEET; THENCE SOUTH 61[d] 37'04" EAST, 591.66 FEET; THENCE SOUTH 28[d] 22'56" WEST, 1,030.50 FEET; THENCE NORTH 61[d] 37'04" WEST 396.67 FEET; THENCE NORTH 85[d] 47'24" WEST, 419.43 FEET TO THE POINT OF BEGINNING.

POLK COUNTY, OREGON

SITE 2, PARCEL 1

LOTS 1, 2 AND 3, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON. SAVE AND EXCEPT A STRIP OF LAND 25.0 FEET IN WIDTH EXTENDING EASTERLY AND WESTERLY ALONG THE SOUTH LINE OF SAID LOTS 2 AND 3.

SITE 2, PARCEL 2

BEGINNING AT THE SOUTHWEST CORNER OF LOT 3, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON; THENCE NORTHEASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT 3 AND LOT 2 TO THE SOUTHEAST CORNER OF LOT 2 IN SAID ADDITION; THENCE NORTHWESTERLY ALONG THE EASTERLY LINE OF SAID LOT 2 A DISTANCE OF 25.0 FEET; THENCE RUNNING SOUTHERLY AND PARALLEL TO THE SOUTHERLY LINE OF LOTS 2 AND 3 TO A POINT ON THE WESTERLY LINE OF LOT 3 WHICH POINT IS NORTHWESTERLY 25.0 FEET FROM THE POINT OF BEGINNING; THENCE SOUTHEASTERLY ALONG THE WEST LINE OF SAID LOT 3 TO THE POINT OF BEGINNING.

SITE 2, PARCEL 3

BEGINNING AT THE NORTHEAST CORNER OF LOT 4 IN BLOCK "D", WEST SALEM, POLK COUNTY, OREGON; AND RUNNING THENCE SOUTH ALONG THE EAST LINE OF SAID LOT 4 TO THE SOUTHEAST CORNER THEREOF; THENCE WESTERLY ALONG THE SOUTH BOUNDARY OF SAID LOT 4, 34 FEET; THENCE NORTHERLY AND PARALLEL WITH THE EASTERLY LINE OF SAID LOT 4 TO THE NORTHERLY LINE THEREOF; THENCE EASTERLY ALONG THE NORTHERLY LINE OF SAID LOT TO THE PLACE OF BEGINNING.

SITE 2, PARCEL 4

LOTS 17, 18 AND 19, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 5

LOT 20, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 6

LOTS 21 AND 22 IN BLOCK "D", IN WEST SALEM, POLK COUNTY, OREGON, AS SHOWN BY THE RECORDED PLAT OF SAID WEST SALEM, IN THE OFFICE OF THE RECORDER OF CONVEYANCES FOR POLK COUNTY, STATE OF OREGON.

SITE 2, PARCEL 7

LOTS 23 AND 24, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 8

LOT 25, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON, AS SHOWN BY THE RECORDED PLAT OF SAID WEST SALEM, ON FILE AND OF RECORD IN THE OFFICE OF THE COUNTY RECORDER FOR SAID POLK COUNTY, OREGON.

SITE 2, PARCEL 9

BEGINNING AT THE SOUTHWEST CORNER OF LOT 26, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON, ACCORDING TO THE DULY RECORDED PLAT NOW ON FILE AND OF RECORD IN THE OFFICE OF THE RECORDER FOR SAID COUNTY AND STATE; THENCE EASTERLY ALONG THE SOUTHERLY LINE OF SAID LOT, A DISTANCE OF 38.0 FEET; THENCE NORTHERLY TO A POINT IN THE NORTH LINE OF SAID LOT, WHICH POINT IS 5.0 FEET DISTANT FROM THE NORTHEAST CORNER OF SAID LOT; THENCE WESTERLY ALONG THE NORTH LINE OF SAID LOT A DISTANCE OF 35.00 FEET TO THE NORTHWEST CORNER OF SAID LOT; THENCE SOUTHERLY ALONG THE WESTERLY LINE OF SAID LOT A DISTANCE OF 125.0 FEET TO THE PLACE OF BEGINNING.






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



SITE 2, PARCEL 10

LOT 27, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON. ALSO: BEGINNING AT A POINT ON THE SOUTH LINE OF LOT 26, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON, WHICH IS 38 FEET EASTERLY FROM THE SOUTHWEST CORNER OF SAID LOT 26; THENCE NORTHERLY TO A POINT IN THE NORTH LINE OF SAID LOT WHICH IS 5 FEET WESTERLY FROM THE NORTHEAST CORNER OF SAID LOT; THENCE EASTERLY ALONG THE NORTH LINE OF SAID LOT, 5 FEET TO THE NORTHEAST CORNER; THENCE SOUTHERLY ALONG THE EAST LINE OF SAID LOT, 125 FEET TO THE SOUTHEAST CORNER OF SAID LOT; THENCE WESTERLY ALONG THE SOUTH LINE OF SAID LOT, 2 FEET TO THE PLACE OF BEGINNING.

SITE 2, PARCEL 11

LOT 28, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 12

LOT 29, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

SITE 2, PARCEL 13

LOT 30, BLOCK "D", WEST SALEM, POLK COUNTY, OREGON.

YAKIMA COUNTY, WASHINGTON

All of Mortgagor's right, title and interest in and to that certain real property lease between PF Acquisition II, Inc., (as Assignee to Agripac, Inc.) the Mortgagor, as Lessee, and The Freezer Group, L.L.C., as Lessor, pursuant to a Lease dated July 22, 1996 related to the real property more particularly described below:

PARCEL A

The East 50 feet of Lots 11 and 12, Block 29 of Grandview, Washington, according to the official plat thereof, recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington. Assessor's Property Tax Parcel/Account No. 230923-13459.

PARCEL B

All that portion of Block 15, Grandview, Washington, according to the official plat thereof recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington, lying South of the Southerly right-of-way line of West 2nd Street, as said street was conveyed to the City of Grandview by instrument recorded under Auditor's File Number 1452522; TOGETHER WITH that portion of vacated Warehouse Street, which, upon vacation, attached to said premises by operation of law.

Assessor's Property Tax Parcel/Account No. 230923-21410.

PARCEL C

The North 16 feet of Lot 1, AND Lots 2, 3, 4, 5, 6, 7 and 8, AND Lot 9, except the North 5 feet thereof, AND Lots 13, 14, 15, 16 and 17, all in Block 29 of Grandview, Washington, according to the official plat thereof, recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington; TOGETHER WITH that portion of vacated West "A" Street accruing thereto; AND TOGETHER WITH those portions of vacated alley accruing thereof. Assessor's Property Tax Parcel/Account No. 230923-13456.

PARCEL D

Lots 19, 20, 21, 22, 23 and 24, Block 28 of Grandview, Washington, according to the official plat thereof, recorded in Volume "B" of Plats, Page 6, Records of Yakima County, Washington; TOGETHER WITH that portion of vacated West "A" Street and that portion of vacated West Third Street accruing thereto, situated in Yakima County, State of Washington. Assessor's Property Tax Parcel/Account No. 230923-13526.

WALLA WALLA COUNTY, WASHINGTON

PARCEL A

Block 1 of Bowman's Addition to the City of Walla Walla, according to the official plat thereof recorded in Volume C of Plats at Page 44, Records of Walla Walla County. ALSO, beginning at a point in the North line of Block 2 of said Bowman's Addition to the City of Walla Walla, which point is 56 feet West, measured along said North line, from the Northeast corner of said Block 2; and running thence South, parallel to the East line of said Block 2, a distance
193.86 feet to a point in the South line of said Block 2; thence West along the South line of said Block 2 a distance of 168.7 feet to the Southwest corner of said Block 2; thence North along the West line of said Block 2 a distance of
193.86 feet to the Northwest corner of said Block 2; thence East along the North line of said Block 2 a distance of 168.7 feet to the point of beginning. Assessor's Property Tax Parcel/Account No. 36-07-19-51-0100.

PARCEL B

A piece or parcel of land situate in the Northwest Quarter of Section 19, Township 7 North, Range 36 East of the Willamette Meridian, in Walla Walla County, Washington, described as follows, to wit: Beginning at a point on the North line of Dell Avenue in the City of Walla Walla, that is 726 feet distant West of the point of intersection of said North line with the West line of Thirteenth Avenue North in said city, said point also being 30 feet North of the East and West centerline of said Section

19; thence Northerly and parallel with said West line of Thirteenth Avenue North a distance of 650 feet; thence Westerly and parallel with the East and West centerline of Section 19 a distance of 1,000 feet; thence Southerly parallel with the West line of Thirteenth Avenue North a distance of 650 feet to a point that is 30 feet distant North of said East and West centerline of Section 19; thence Easterly parallel with said East and West centerline of Section 19 a distance of 1,000 feet to the point of beginning. Assessor's Property Tax Parcel/Account Nos. 36-07-19-24-0010 and 36-07-19-24-0011.

End of Legal Descriptions




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                                                                       Exhibit F

                            TERM CREDIT FACILITY NOTE

$30,000,000.00                                                 February 22, 1999


     FOR VALUE RECEIVED, the undersigned promises to pay to the order of COBANK, ACB (the "Bank") the principal amount of THIRTY MILLION DOLLARS ($30,000,000.00) or such lesser aggregate amounts as may be made as Term Credit Facility Advances under the Bank's Individual Term Credit Facility Commitment pursuant to the Credit Agreement referred to below, payable as hereinafter set forth. The undersigned promises to pay interest on the principal amount hereof remaining unpaid from time to time from the date hereon until the date of payment in full, payable as hereinafter set forth.

     Reference is made to the Credit Agreement dated as of February 22, 1999, by and among PF Acquisition II, Inc., the Banks which are parties thereto, and CoBank, ACB, as Administrative Agent (as the same may be amended, renewed, extended or otherwise modified from time to time, the "Loan Agreement"). Terms defined in the Loan Agreement and not otherwise defined herein are used herein with the meanings given those terms in the Loan Agreement. This is one of the Term Credit Facility Notes referred to in the Loan Agreement, and any holder hereof is entitled to all of the rights, remedies, benefits and privileges provided for in the Loan Agreement as originally executed or as it may from time to time be supplemented, modified or amended. The Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events upon the terms and conditions therein specified.

     The principal indebtedness evidenced by this Term Credit Facility Note shall be payable as provided in the Loan Agreement and in any event on the Maturity Date.

     Interest shall be payable on the outstanding daily unpaid principal amount of each Term Credit Facility Advance hereunder from the date thereof until payment in full and shall accrue and be payable at the rates and on the dates set forth in the Loan Agreement, both before and after default and before and after maturity and judgment, with interest on overdue principal to bear interest at the Default Rate as set forth in the Loan Agreement, to the fullest extent permitted by applicable Law.


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     The amount of each payment hereunder shall be made to the Administrative
Agent at the Administrative Agent's Office for the account of the Bank not later than 12:00 noon (Pacific Time) on the date when due in Dollars in immediately available funds.

     The Bank shall record on its books and records or on the schedule to this Term Credit Facility Note the amount of each Term Credit Facility Advance made by it under the Loan Agreement, the rate or rate option and interest period applicable thereto, all payments of principal and interest, and the principal balance from time to time outstanding. The Bank's record thereof, whether shown on such books and records or on the schedule to this Term Credit Facility Note, shall be prima facie evidence as to all such amounts and shall be binding on the undersigned absent manifest error.

     The undersigned hereby promises to pay all costs and expenses of any rightful holder hereof incurred in collecting the undersigned's obligations hereunder or in enforcing or attempting to enforce any of such holder's rights hereunder, including reasonable attorneys' fees and disbursements (including allocated costs of legal counsel employed by the Administrative Agent or the holder), whether or not an action is filed in connection therewith.

     The undersigned hereby waives presentment, demand for payment, dishonor, notice of dishonor, protest, notice of protest and any other notice or formality, to the fullest extent permitted by applicable Laws.

     THIS TERM CREDIT FACILITY NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF COLORADO.

                                     PF ACQUISITION II, INC.

                                     By       ______________________________


                                              ------------------------------
                                                 [Printed name and title]


                                       -2-


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